Document and Entity Information	3 Months Ended
Mar. 31, 2013
Entity Information [Line Items]
Document Type	S-4/A
Amendment Flag	true
Amendment Description	Financial Statements have been updated to reflect most recent quarterly period ending March 31, 2013
Document Period End Date	Mar 31, 2013
Trading Symbol	AAMRQ
Entity Registrant Name	AMR CORP
Entity Central Index Key	0000006201
Entity Filer Category	Accelerated Filer

Consolidated Statements Of Operations (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues
Passenger -American Airlines	$ 4,614	$ 4,557	$ 18,743	$ 17,947	$ 16,760
-Regional Affiliates	679	670	2,914	2,724	2,327
Cargo	155	168	669	703	672
Other revenues	650	642	2,529	2,605	2,411
Total operating revenues	6,098	6,037	24,855	23,979	22,170
Expenses
Aircraft fuel	2,200	2,165	8,717	8,304	6,400
Wages, salaries and benefits	1,484	1,782	6,897	7,053	6,847
Other rentals and landing fees	346	328	1,304	1,432	1,418
Maintenance, materials and repairs	383	343	1,400	1,284	1,329
Depreciation and amortization	246	260	1,015	1,086	1,093
Commissions, booking fees and credit card expense	276	266	1,050	1,062	976
Aircraft rentals	164	143	550	662	580
Food service	139	125	536	518	490
Special charges and merger related	28	11	387	725	0
Other operating expenses	780	703	2,892	2,907	2,729
Total operating expenses	6,046	6,126	24,748	25,033	21,862
Operating Income (Loss)	52	(89)	107	(1,054)	308
Other Income (Expense)
Interest income	4	6	26	26	26
Interest expense	(262)	(178)	(662)	(826)	(823)
Interest capitalized	12	12	50	40	31
Miscellaneous - net	(9)	(10)	242	(47)	(48)
Other Income (Expense)	(255)	(170)	(344)	(807)	(814)
Income (Loss) Before Reorganization Items, Net	(203)	(259)	(237)	(1,861)	(506)
Reorganization Items, Net	(160)	(1,401)	(2,208)	(118)	0
Income (Loss) Before Income Taxes	(363)	(1,660)	(2,445)	(1,979)	(506)
Income tax (benefit)	(22)		(569)	0	(35)
Net Earnings (Loss)	$ (341)	$ (1,660)	$ (1,876)	$ (1,979)	$ (471)
Earnings (Loss) Per Share
Basic	$ (1.02)	$ (4.95)	$ (5.6)	$ (5.91)	$ (1.41)
Diluted	$ (1.02)	$ (4.95)	$ (5.6)	$ (5.91)	$ (1.41)

Consolidated Statements Of Operations (Parenthetical) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011
Contractual interest expense	$ (269)	$ (198)	$ (745)	$ (833)

Consolidated Statements of Comprehensive Income (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net earnings (loss)	$ (341)	$ (1,660)	$ (1,876)	$ (1,979)	$ (471)
Defined benefit pension plans and retiree medical:
Amortization of actuarial (gain) loss and prior service cost	(33)	56	130	130	138
Current year change	0	2	(1,910)	(1,216)	(385)
Benefit plan modifications	0	0	3,345	0	0
Derivative financial instruments:
Change in fair value	(15)	48	(12)	190	72
Reclassification into earnings	(1)	(26)	(3)	(313)	144
Unrealized gain (loss) on investments
Net change in value	(1)		3	0	0
Other Comprehensive Income (Loss) Before Tax	(50)	80	1,553	(1,209)	(31)
Income tax expense on other comprehensive income	0	0	569	0	0
Comprehensive Income (Loss)	$ (391)	$ (1,580)	$ (892)	$ (3,188)	$ (502)

Condensed Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012	Dec. 31, 2011
Current Assets
Cash	$ 606		$ 480	$ 283
Short-term investments	3,638		3,412	3,718
Restricted cash and short-term investments	853	[1]	850	738
Receivables, less allowance for uncollectible accounts	1,243		1,124	902
Inventories, less allowance for obsolescence	595		580	617
Fuel derivative contracts	66	[1]	65	97
Other current assets	524		561	402
Total current assets	7,525		7,072	6,757
Equipment and Property
Flight equipment, at cost			17,934	18,136
Less accumulated depreciation			7,624	7,095
Flight equipment, net	10,216		10,310	11,041
Purchase deposits for flight equipment	721		710	746
Other equipment and property, at cost			5,101	5,131
Less accumulated depreciation			3,002	3,005
Other equipment and property, net	2,099		2,099	2,126
Equipment and property, net	13,036		13,119	13,913
Equipment and Property Under Capital Leases
Flight equipment			287	641
Flight equipment, net	212		222
Other equipment and property			201	200
Other equipment and property, net	57		61
Equipment and Property Under Capital Leases, gross			488	841
Less accumulated amortization			205	448
Equipment and property under capital leases, net	269		283	393
Other Assets
International slots and route authorities	708		708	708
Domestic slots and airport operating and gate lease rights, less accumulated amortization, net	155		161	186
Other assets	2,159		2,167	1,891
Other assets, total			3,036	2,785
Total Assets	23,852		23,510	23,848
Current Liabilities
Accounts payable	1,440		1,244	1,007
Accrued salaries and wages			666	524
Accrued liabilities	2,084		2,117
Accrued liabilities			1,451	1,358
Air traffic liability	5,180		4,524	4,223
Current maturities of long-term debt	1,256		1,388	1,518
Current obligations under capital leases	30		31	0
Total current liabilities	9,990		9,304	8,630
Long-term debt, less current maturities	6,646		6,735	6,702
Obligations Under Capital Leases, Less Current Obligations	375		381	0
Other Liabilities and Credits
Deferred gains			223	110
Pension and postretirement benefits	6,730		6,780	9,204
Other liabilities and deferred credits			1,468	1,470
Other liabilities, deferred gains and deferred credits	1,708		1,691
Other Liabilities and Credits Total			8,471	10,784
Liabilities Subject to Compromise	6,779		6,606	4,843
Stockholders' Equity (Deficit)
Preferred stock			0	0
Common stock	341		341	341
Additional paid-in capital	4,483		4,481	4,465
Treasury shares at cost	(367)		(367)	(367)
Accumulated other comprehensive income (loss)	(3,030)		(2,980)	(3,964)
Accumulated deficit	(9,803)		(9,462)	(7,586)
Total stockholders' equity	(8,376)		(7,987)	(7,111)
Total Liabilities and Stockholders' Equity (Deficit)	$ 23,852		$ 23,510	$ 23,848

[1]	Unrealized gains or losses on short-term investments, restricted cash and short-term investments and derivatives qualifying for hedge accounting are recorded in Accumulated other comprehensive income (loss) at each measurement date.

Condensed Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Allowance for uncollectible accounts	$ 44	$ 52
Allowance for obsolescence	546	575
Accumulated amortization on domestic slots and airport operating and gate lease rights	$ 509	$ 489
Preferred stock, shares authorized	20,000,000	20,000,000
Preferred stock, shares issued	0	0
Common stock, par value	$ 1	$ 1
Common stock, shares authorized	750,000,000	750,000,000
Common stock, shares issued	341,232,637	341,207,797
Treasury shares at cost	5,940,399	5,940,399

Condensed Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash Flow from Operating Activities:
Net earnings (loss)	$ (341)	$ (1,660)	$ (1,876)	$ (1,979)	$ (471)
Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities:
Depreciation			915	954	967
Amortization			100	132	126
Equity based stock compensation			29	40	43
Special charges, non-cash			215	725	0
Reorganization items, non-cash			2,066	118	0
Pension and postretirement			287	180	236
OCI tax benefits			(569)	0	0
Change in assets and liabilities:
Decrease (increase) in receivables			(222)	(164)	29
Decrease (increase) in other current assets			(135)	(116)	(102)
Decrease (increase) in inventories			17	(64)	(81)
Decrease (increase) in derivative collateral and unwound derivative contracts			(1)	(73)	87
Increase (decrease) in accounts payable and accrued liabilities			375	135	(19)
Increase (decrease) in air traffic liability			301	567	225
Increase (decrease) in other liabilities and deferred credits			3	199	144
Other, net			(226)	26	57
Net cash provided by (used in) operating activities	683	1,067	1,279	680	1,241
Cash Flow from Investing Activities:
Capital expenditures, including aircraft lease deposits	(885)	(238)	(1,888)	(1,610)	(1,962)
Net decrease (increase) in short-term investments	(226)	(726)	306	610	(82)
Net decrease (increase) in restricted cash and short-term investments	(3)	(33)	(112)	(288)	10
Proceeds from sale of equipment, property and investments/subsidiaries	26	12	123	(4)	4
Net cash provided by (used in) investing activities	(1,088)	(985)	(1,571)	(1,292)	(2,030)
Cash Flow from Financing Activities:
Payments on long-term debt and capital lease obligations	(394)	(314)	(1,288)	(2,545)	(1,154)
Proceeds from:
Reimbursement from construction reserve account			0	0	7
Exercise of stock options			0	0	1
Issuance of debt	161	0	268	2,569	542
Sale-leaseback transactions	764	324	1,509	703	1,408
Other	0	0
Net cash provided by (used in) financing activities	531	10	489	727	804
Net increase (decrease) in cash	126	92	197	115	15
Cash at beginning of period	480	283	283	168	153
Cash at end of period	$ 606	$ 375	$ 480	$ 283	$ 168

Consolidated Statements of Stockholders Equity (Deficit) (USD $) In Millions	Total	Common Stock [Member]	Additional Paid-in Capital [Member]	Treasury Stock [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Retained Earnings [Member]
Beginning Balance at Dec. 31, 2009	$ (3,489)	$ 339	$ 4,399	$ (367)	$ (2,724)	$ (5,136)
Net loss	(471)					(471)
Change in unrealized gain (loss) on investments	0
Changes in pension, retiree medical and other liability	(247)				(247)
Net changes in fair value of derivative financial instruments	216				216
Non-cash tax provision	0
Comprehensive Income (Loss)	(502)
Reclassification and amortization of stock compensation plans	48		48
Issuance of shares to employees pursuant to stock option and deferred stock incentive plans	(2)		(2)
Ending Balance at Dec. 31, 2010	(3,945)	339	4,445	(367)	(2,755)	(5,607)
Net loss	(1,979)					(1,979)
Change in unrealized gain (loss) on investments	0
Changes in pension, retiree medical and other liability	(1,086)				(1,086)
Net changes in fair value of derivative financial instruments	(123)				(123)
Non-cash tax provision	0
Comprehensive Income (Loss)	(3,188)
Reclassification and amortization of stock compensation plans	23		23
Issuance of shares to employees pursuant to stock option and deferred stock incentive plans	(1)	2	(3)
Ending Balance at Dec. 31, 2011	(7,111)	341	4,465	(367)	(3,964)	(7,586)
Net loss	(1,876)					(1,876)
Change in unrealized gain (loss) on investments	3				3
Changes in pension, retiree medical and other liability	1,565				1,565
Net changes in fair value of derivative financial instruments	(15)				(15)
Non-cash tax provision	(569)				(569)
Comprehensive Income (Loss)	(892)
Reclassification and amortization of stock compensation plans	16		16
Ending Balance at Dec. 31, 2012	$ (7,987)	$ 341	$ 4,481	$ (367)	$ (2,980)	$ (9,462)

Consolidated Statements of Stockholders Equity (Deficit) (Parenthetical)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Issuance of shares to employees pursuant to stock option and deferred stock incentive plans	1,818,073	825,397

Chapter 11 Reorganization	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Chapter 11 Reorganization

1. Chapter 11 Reorganization

Overview

On November 29, 2011 (the Petition Date), AMR Corporation (AMR or the Company), its principal subsidiary, American Airlines, Inc. (American) and certain of the Company’s other direct and indirect domestic subsidiaries (collectively, the Debtors) filed voluntary petitions for relief (the Chapter 11 Cases) under Chapter 11 of the United States Bankruptcy Code (the Bankruptcy Code), in the United States Bankruptcy Court for the Southern District of New York (the Bankruptcy Court). The Chapter 11 Cases are being jointly administered under the caption “In re AMR Corporation, et al., Case No. 11-15463-SHL.”

The Company and the other Debtors are operating as “debtors in possession” under the jurisdiction of the Bankruptcy Court and the applicable provisions of the Bankruptcy Code. In general, as debtors in possession under the Bankruptcy Code, we are authorized to continue to operate as an ongoing business but may not engage in transactions outside the ordinary course of business without the prior approval of the Bankruptcy Court. The Bankruptcy Code enables the Company to continue to operate its business without interruption, and the Bankruptcy Court has granted additional relief covering, among other things, obligations to (i) employees, (ii) taxing authorities, (iii) insurance providers, (iv) independent contractors for improvement projects, (v) foreign vendors, (vi) other airlines pursuant to certain interline agreements, and (vii) certain vendors deemed critical to the Debtors’ operations.

While operating as debtors in possession under Chapter 11 of the Bankruptcy Code, the Debtors may sell or otherwise dispose of or liquidate assets or settle liabilities, subject to the approval of the Bankruptcy Court or otherwise as permitted in the ordinary course of business. On April 15, 2013, the Company and other Debtors filed with the Bankruptcy Court its proposed Plan of Reorganization (the Plan) and related Disclosure Statement. The Debtors have an exclusive period to solicit and obtain acceptances of the Plan through and including July 29, 2013. It is possible that the Plan as filed may be challenged and undergo revision, perhaps substantially, prior to the time that it is finally approved by the Bankruptcy Court and submitted to the Debtors’ stakeholders for a vote. The ultimate plan of reorganization, which would be subject to acceptance by the requisite majorities of empowered stakeholders under the Bankruptcy Code and approval by the Bankruptcy Court, could materially change the amounts and classifications in the Condensed Consolidated Financial Statements. See Note 14 to the Condensed Consolidated Financial Statements for further information on the plan of reorganization.

The Company’s Chapter 11 Cases followed an extended effort by the Company to restructure its business to strengthen its competitive and financial position. However, the Company’s substantial cost disadvantage compared to its larger competitors, all of which restructured their costs and debt through Chapter 11, became increasingly untenable given the accelerating impact of global economic uncertainty and resulting revenue instability, volatile and rising fuel prices, and intensifying competitive challenges.

Notwithstanding any indications of value that may be contained in the Plan, no assurance can be given as to the ultimate value, if any, that may be ascribed to the Debtors’ various prepetition liabilities and other securities. The Company cannot predict what the ultimate value of any of its or the other Debtors’ securities may be. Trading in the Company’s common stock and certain debt securities on the New York Stock Exchange (NYSE) was suspended on January 5, 2012, and the Company’s common stock and such debt securities were delisted by the SEC from the NYSE on January 30, 2012. On January 5, 2012, the Company’s common stock began trading under the symbol “AAMRQ” on the OTCQB marketplace, operated by OTC Markets Group (www.otcmarkets.com).

General Information

Notices to Creditors; Effect of Automatic Stay. The Debtors have notified all known current or potential creditors that the Chapter 11 Cases were filed. Subject to certain exceptions under the Bankruptcy Code, the filing of the Debtors’ Chapter 11 Cases automatically enjoined, or stayed, the continuation of most judicial or administrative proceedings or filing of other actions against the Debtors or their property to recover on, collect or secure a claim arising prior to the Petition Date. Thus, for example, most creditor actions to obtain possession of property from the Debtors, or to create, perfect or enforce any lien against the property of the Debtors, or to collect on monies owed or otherwise exercise rights or remedies with respect to a prepetition claim, are enjoined unless and until the Bankruptcy Court lifts the automatic stay as to any such claim. Vendors are being paid for goods furnished and services provided after the Petition Date in the ordinary course of business.

Appointment of Creditors’ Committee. On December 5, 2011, the U.S. Trustee appointed the Creditors’ Committee (Creditors’ Committee) for the Chapter 11 Cases.

Retirement and Life Insurance Benefits. See Note 8 to the Condensed Consolidated Financial Statements for information regarding modifications to retirement and life insurance benefits.

Rejection of Executory Contracts. Under section 365 and other relevant sections of the Bankruptcy Code, the Debtors may assume, assume and assign, or reject certain executory contracts and unexpired leases, including, without limitation, agreements relating to aircraft and aircraft engines (collectively, Aircraft Property) and leases of real property, subject to the approval of the Bankruptcy Court and certain other conditions. As of March 31, 2013, the Bankruptcy Court had entered orders granting the Debtors’ motions to assume 537 and reject 12 unexpired leases of non-residential real property and had entered various orders extending, by the Debtors’ agreement with certain landlords, the date by which the Debtors must assume or reject an additional 24 unexpired leases of non-residential real property.

In general, rejection of an executory contract or unexpired lease is treated as a prepetition breach of the executory contract or unexpired lease in question and, subject to certain exceptions, relieves the Debtors from performing their future obligations under such executory contract or unexpired lease but entitles the contract counterparty or lessor to a prepetition general unsecured claim for damages caused by such deemed breach. Counterparties to such rejected contracts or leases have the right to file claims against the Debtors’ estate for such damages. Generally, the assumption of an executory contract or unexpired lease requires the Debtors to cure existing defaults under such executory contract or unexpired lease.

Any description of an executory contract or unexpired lease elsewhere in these Notes or in the report to which these Notes are attached, including where applicable the Debtors’ express termination rights or a quantification of their obligations, must be read in conjunction with, and is qualified by, any rights the Debtors or counterparties have under section 365 of the Bankruptcy Code.

The Debtors expect that liabilities subject to compromise and resolution in the Chapter 11 Cases will arise in the future as a result of damage claims created by the Debtors’ rejection of various executory contracts and unexpired leases. Due to the uncertain nature of many of the potential rejection claims, the magnitude of such claims is not reasonably estimable at this time. Such claims may be material (see “Liabilities Subject to Compromise” in Note 1 to the Condensed Consolidated Financial Statements).

Special Protection Applicable to Leases and Secured Financing of Aircraft and Aircraft Equipment. Notwithstanding the general discussion above of the impact of the automatic stay, under section 1110 of the Bankruptcy Code, beginning 60 days after filing a petition under Chapter 11, certain secured parties, lessors and conditional sales vendors may have a right to take possession of certain qualifying Aircraft Property that is leased or subject to a security interest or conditional sale contract, unless the Debtors, subject to approval by the Bankruptcy Court, agree to perform under the applicable agreement, and cure any defaults as provided in section 1110 (other than defaults of a kind specified in section 365(b)(2) of the Bankruptcy Code). Taking such action does not preclude the Debtors from later rejecting the applicable lease or abandoning the Aircraft Property subject to the related security agreement, or from later seeking to renegotiate the terms of the related financing.

The Debtors may extend the 60-day period by agreement of the relevant financing party, with Bankruptcy Court approval. In the absence of an agreement or cure as described above or such an extension, the financing party may take possession of the Aircraft Property and enforce its contractual rights or remedies to sell, lease or otherwise retain or dispose of such equipment.

The 60-day period under section 1110 in the Chapter 11 Cases expired on January 27, 2012. In accordance with the Bankruptcy Court’s Order Authorizing the Debtors to (i) Enter into Agreements Under Section 1110(a) of the Bankruptcy Code, (ii) Enter into Stipulations to Extend the Time to Comply with Section 1110 of the Bankruptcy Code and (iii) File Redacted Section 1110(b) Stipulations, dated December 23, 2011, the Debtors have entered into agreements to extend the automatic stay or agreed to perform and cure defaults under financing agreements with respect to certain aircraft in their fleet and other Aircraft Property. The Debtors have reached agreement on revised terms with respect to substantially all of the aircraft for which the Debtors expect to negotiate revised terms, subject in a number of instances to certain conditions, including reaching agreement on definitive documentation. The ultimate outcome of these negotiations cannot be predicted with certainty. To the extent the Debtors are unable to reach definitive agreements with Aircraft Property financing parties, those parties may seek to repossess the subject Aircraft Property. The loss of a significant number of aircraft could result in a material adverse effect on the Debtors’ financial and operating performance.

Magnitude of Potential Claims. On February 27, 2012, the Debtors filed with the Bankruptcy Court schedules and statements of financial affairs setting forth, among other things, the assets and liabilities of the Debtors, subject to the assumptions filed in connection therewith. All of the schedules are subject to further amendment or modification.

Bankruptcy Rule 3003(c)(3) requires the Bankruptcy Court to fix the time within which proofs of claim must be filed in a Chapter 11 case pursuant to section 501 of the Bankruptcy Code. This Bankruptcy Rule also provides that any creditor who asserts a claim against the Debtors that arose prior to the Petition Date and whose claim (i) is not listed on the Debtors’ schedules or (ii) is listed on the schedules as disputed, contingent, or unliquidated, must file a proof of claim. On May 4, 2012, the Bankruptcy Court entered an order that established July 16, 2012 at 5:00 p.m. (Eastern Time) (the Bar Date) as the deadline to file proofs of claim against any Debtor. More information regarding the filing of proofs of claim can be obtained at www.amrcaseinfo.com. Information on this website is not incorporated into or otherwise made a part of this report.

As of April 10, 2013, approximately 13,400 claims totaling about $290.0 billion have been filed with the Bankruptcy Court against the Debtors. Of those claims, approximately 350 claims aggregating approximately $58 million were filed after the Bar Date. We expect new and amended claims to be filed in the future, including claims amended to assign values to claims originally filed with no designated value. We intend to dispute the claims filed after the Bar Date as not having been filed timely and in accordance with the Bankruptcy Code. We have identified, and we expect to continue to identify, many claims that we believe should be disallowed by the Bankruptcy Court because they are duplicative, are without merit, are overstated or for other reasons. As of April 10, 2013, the Bankruptcy Court has disallowed approximately $100.2 billion of claims and has not yet ruled on our other objections to claims, the disputed portions of which aggregate to an additional $16.1 billion. We expect to continue to file objections in the future. Because the process of analyzing and objecting to claims is ongoing, the amount of disallowed claims may increase significantly in the future. The Debtors have recorded amounts for claims for which there was sufficient information to estimate the claim.

Differences between amounts scheduled by the Debtors and claims by creditors will be investigated and resolved in connection with the claims resolution process. In light of the expected number of creditors, the claims resolution process may take considerable time to complete. Accordingly, the ultimate number and amount of allowed claims is not presently known, nor can the ultimate recovery with respect to allowed claims be presently ascertained.

Collective Bargaining Agreements. Section 1113(c) of the Bankruptcy Code provides a process for the modification and/or rejection of collective bargaining agreements (CBAs). Through this process, American was able to achieve new CBAs with each of its unions (TWU, APFA and APA), covering nine unionized work groups.

In September 2012, the Bankruptcy Court authorized American to reject its pilot CBA, and thereafter American began implementing certain terms and conditions of employment for pilots. American and the APA continued to negotiate in good faith toward a new pilot agreement, and those negotiations resulted in a new pilot CBA that was approved by the Bankruptcy Court on December 19, 2012. A small group of American pilots is appealing the Bankruptcy Court’s decisions granting American’s request to reject the pilot CBA and approving the new pilot CBA, and those appeals are pending in the U.S. District Court for the Southern District of New York.

American Eagle Airlines, Inc. (AMR Eagle) also engaged in the Section 1113(c) process with its unions, and ultimately achieved new CBAs with AFA, ALPA and all four TWU-represented work groups.

In addition, American’s pilots, flight attendants, and ground employee unions and the US Airways, Inc. pilots union have agreed to terms for improved CBAs, effective upon the closing of the Company’s proposed merger with US Airways Group, Inc. (US Airways Group) (see Note 13 and Note 14 to the Condensed Consolidated Financial Statements for further information regarding the merger). The US Airways, Inc. flight attendants union has also reached a tentative agreement with US Airways, Inc., which includes support for the merger. American’s unions representing pilots and flight attendants are working with their counterparts at US Airways, Inc. to determine representation and single agreement protocols to be used to integrate workforce after the merger.

Merger Agreement and Plan of Reorganization. See Notes 13 and 14 to the Condensed Consolidated Financial Statements for information regarding the Merger Agreement and Plan.

Availability and Utilization of Net Operating Losses. The availability and utilization of net operating losses (and utilization of alternative minimum tax credits) after the Debtors’ emergence from Chapter 11 is uncertain at this time and will be highly influenced by the composition of the plan of reorganization that is ultimately pursued. On January 27, 2012, the Bankruptcy Court issued a Final Order Establishing Notification Procedures for Substantial Claimholders and Equityholders and Approving Restrictions on Certain Transfers of Interests in the Debtors’ Estates, which restricted trading in the Company’s common stock and established certain procedures and potential restrictions with respect to the transfer of claims. The order was intended to prevent, or otherwise institute procedures and notification requirements with respect to, certain transfers of AMR Common Stock and unsecured claims against the Debtors that could impair the ability of the Debtors to use their net operating loss carryovers and certain other tax attributes on a reorganized basis. However, the Original Procedures did not envision the proposed merger between AMR and US Airways Group and, if implemented to take into account the proposed merger or an equivalent transaction, might have unduly restricted the amount of claims that may be accumulated and retained by certain holders. Accordingly, on February 22, 2013, the Debtors filed a motion with the Bankruptcy Court to revise the Original Procedures (as so revised, the Revised Procedures).

On April 11, 2013, the Bankruptcy Court entered an order (the Revised Order) approving the Revised Procedures.

With respect to holders of unsecured claims against the Debtors, the Revised Procedures establish a process in which holders of unsecured claims in excess of a threshold amount may be required to file one or more Notices of Substantial Claim Ownership, and, under certain circumstances, may be required to sell all or a portion of any unsecured claims acquired during the Chapter 11 Cases. The Revised Procedures potentially apply to any person that beneficially owns either (1) more than $190 million of claims against the Debtors or (2) a lower amount of claims which, when added to certain specified interests, including stock, in AMR or US Airways Group, would result in such holder holding the “Applicable Percentage,” generally 4.5 percent, of the reorganized Debtors. In connection with the filing of a Notice of Substantial Claim Ownership, a holder must indicate if it will agree to refrain from acquiring additional AMR and US Airways Group common stock and such other specified interests until after the effective date of the Debtors’ Chapter 11 plan of reorganization, and to dispose of any such interests acquired since February 22, 2013. This can affect the manner in which the Revised Procedures apply to certain holders.

The Revised Procedures did not alter the procedures applicable with respect to “Substantial Equityholders,” namely persons who are, or as a result of a transaction would become, the beneficial owner of approximately 4.5 percent of the outstanding shares of AMR Common Stock.

Any acquisition, disposition, or other transfer of equity or claims in violation of the restrictions set forth in the Revised Order will be null and void ab initio and/or subject to sanctions as an act in violation of the automatic stay under sections 105(a) and 362 of the United States Bankruptcy Code.

Liabilities Subject to Compromise

The following table summarizes the components of liabilities subject to compromise included on the Condensed Consolidated Balance Sheet as of March 31, 2013 and December 31, 2012:

(in millions)
	March 31, 2013	December 31, 2012
Long-term debt	$1,198	$1,198
Estimated allowed claims on aircraft lease and debt obligations and facility lease and bond obligations	3,971	3,716
Pension and postretirement benefits	1,237	1,250
Accounts payable and other accrued liabilities	385	442
Other	(12)	—

Total liabilities subject to compromise	$6,779	$6,606

Long-term debt, including undersecured debt, classified as subject to compromise as of March 31, 2013 and December 31, 2012 consisted of (in millions):

	March 31, 2013	December 31, 2012
Secured variable and fixed rate indebtedness due through 2023 (effective rates from 1.00%—13.00% at March 31, 2013)	$172	$172
6.00%—8.50% special facility revenue bonds due through 2036	186	186
6.25% senior convertible notes due 2014	460	460
9.00%—10.20% debentures due through 2021	214	214
7.88%—10.55% notes due through 2039	166	166

	$1,198	$1,198

Liabilities subject to compromise refers to prepetition obligations which may be impacted by the Chapter 11 reorganization process. These amounts represent the Debtors’ current estimate of known or potential prepetition obligations to be resolved in connection with the Chapter 11 Cases.

In accordance with ASC 852, substantially all of the Company’s unsecured debt has been classified as liabilities subject to compromise. Additionally, certain of the Company’s undersecured debt instruments have also been classified as liabilities subject to compromise.

Pursuant to the Support Agreement, as defined and further described in Note 13 to the Condensed Consolidated Financial Statements, the Debtors agreed to allow certain post-petition unsecured claims on obligations. As a result, the Company recorded interest charges of $116 million to liabilities subject to compromise to recognize post-petition interest expense on unsecured obligations.

As a result of the modifications to the retirement benefits as discussed in Note 8 to the Condensed Consolidated Financial Statements, a portion of the pension and postretirement benefits liability, primarily relating to retiree medical and other benefits, was classified as liabilities subject to compromise.

Differences between liabilities the Debtors have estimated and the claims filed, or to be filed, will be investigated and resolved in connection with the claims resolution process. The Company will continue to evaluate these liabilities throughout the Chapter 11 Cases and adjust amounts as necessary. Such adjustments may be material. In light of the expected number of creditors, the claims resolution process may take considerable time to complete. Accordingly, the ultimate number and amount of allowed claims is not presently known.

Reorganization Items, net

Reorganization items refer to revenues, expenses (including professional fees), realized gains and losses and provisions for losses that are realized or incurred in the Chapter 11 Cases. The following table summarizes the components included in reorganization items, net on the Consolidated Statements of Operations for the three months ended March 31, 2013 and March 31, 2012:

(in millions)
	Three Months Ended March 31,
	2013	2012
Pension and postretirement benefits	$—	$—
Aircraft and facility financing renegotiations and rejections(1)(2)(3)	136	1,356
Professional fees	39	45
Other	(15)	—

Total reorganization items, net	$160	$1,401

(1)

Amounts include allowed claims (claims approved by the Bankruptcy Court) and estimated allowed claims relating to the rejection or modification of financings related to aircraft. The Debtors record an estimated claim associated with the rejection or modification of a financing when the applicable motion is filed with the Bankruptcy Court to reject or modify such financing and the Debtors believe that it is probable the motion will be approved, and there is sufficient information to estimate the claim. Modifications of the financings related to certain aircraft remain subject to conditions, including reaching agreement on definitive documentation. See above, “Special Protection Applicable to Leases and Secured Financing of Aircraft and Aircraft Equipment,” for further information.

(2)

Amounts include allowed claims (claims approved by the Bankruptcy Court) and estimated allowed claims relating to entry of orders treating as unsecured claims with respect to facility agreements supporting certain issuances of special facility revenue bonds. The Debtors record an estimated claim associated with the treatment of claims with respect to facility agreements when the applicable motion is filed with the Bankruptcy Court and the Debtors believe that it is probable that the motion will be approved, and there is sufficient information to estimate the claim. See above, “Rejection of Executory Contracts,” for further information.

(3)

Pursuant to the Support Agreement, as defined and further described in Note 13 to the Condensed Consolidated Financial Statements, the Debtors agreed to allow certain post-petition unsecured claims on obligations. As a result, the Company recorded reorganization charges to adjust estimated allowed claim amounts previously recorded on rejected special facility revenue bonds of $127 million, which is included in the table above.

Claims related to reorganization items are reflected in liabilities subject to compromise on the Condensed Consolidated Balance Sheet as of March 31, 2013.

1. Chapter 11 Reorganization

Overview

On November 29, 2011 (the Petition Date), AMR Corporation (AMR or the Company) and certain of the Company’s direct and indirect domestic subsidiaries (collectively, the Debtors) filed voluntary petitions for relief (the Chapter 11 Cases) under Chapter 11 of the United States Bankruptcy Code (the Bankruptcy Code), in the United States Bankruptcy Court for the Southern District of New York (the Bankruptcy Court). The Chapter 11 Cases are being jointly administered under the caption “In re AMR Corporation, et al., Case No. 11-15463-SHL.”

The Company and the other Debtors are operating as “debtors in possession” under the jurisdiction of the Bankruptcy Court and the applicable provisions of the Bankruptcy Code. In general, as debtors in possession under the Bankruptcy Code, we are authorized to continue to operate as an ongoing business but may not engage in transactions outside the ordinary course of business without the prior approval of the Bankruptcy Court. The Bankruptcy Code enables the Company to continue to operate its business without interruption, and the Bankruptcy Court has granted additional relief covering, among other things, obligations to (i) employees, (ii) taxing authorities, (iii) insurance providers, (iv) independent contractors for improvement projects, (v) foreign vendors, (vi) other airlines pursuant to certain interline agreements, and (vii) certain vendors deemed critical to the Debtors’ operations.

While operating as debtors in possession under Chapter 11 of the Bankruptcy Code, the Debtors may sell or otherwise dispose of or liquidate assets or settle liabilities, subject to the approval of the Bankruptcy Court or otherwise as permitted in the ordinary course of business. The Debtors have not yet prepared or filed with the Bankruptcy Court a plan of reorganization. The Debtors have the exclusive right to file a plan of reorganization through and including April 15, 2013, subject to the ability of third parties to file motions to terminate the Debtors’ exclusivity period. If the Debtors file a plan of reorganization on or prior to such date, the Debtors will have an exclusive period to solicit and obtain acceptances for such plan through and including June 17, 2013. The Debtors have the right to seek further extensions of such exclusivity periods, subject to a statutory limit of 18 months from the Petition Date in the case of filing a plan of reorganization, and 20 months from the Petition Date in the case of soliciting and obtaining acceptances. The ultimate plan of reorganization, which would be subject to acceptance by the requisite majorities of empowered creditors under the Bankruptcy Code and approval by the Bankruptcy Court, could materially change the amounts and classifications in the consolidated financial statements.

The Company’s Chapter 11 Cases followed an extended effort by the Company to restructure its business to strengthen its competitive and financial position. However, the Company’s substantial cost disadvantage compared to its larger competitors, all of which restructured their costs and debt through Chapter 11, became increasingly untenable given the accelerating impact of global economic uncertainty and resulting revenue instability, volatile and rising fuel prices, and intensifying competitive challenges.

No assurance can be given as to the value, if any, that may be ascribed to the Debtors’ various prepetition liabilities and other securities. The Company cannot predict what the ultimate value of any of its or the other Debtors’ securities may be. Accordingly, the Debtors urge that caution be exercised with respect to existing and future investments in any of these securities (including the Company’s common stock) or other Debtor claims. Trading in the Company’s common stock and certain debt securities on the New York Stock Exchange (NYSE) was suspended on January 5, 2012, and the Company’s common stock and such debt securities were delisted by the SEC from the NYSE on January 30, 2012. On January 5, 2012, the Company’s common stock began trading under the symbol “AAMRQ” on the OTCQB marketplace, operated by OTC Markets Group (www.otcmarkets.com).

General Information

Notices to Creditors; Effect of Automatic Stay. The Debtors have notified all known current or potential creditors that the Chapter 11 Cases were filed. Subject to certain exceptions under the Bankruptcy Code, the filing of the Debtors’ Chapter 11 Cases automatically enjoined, or stayed, the continuation of most judicial or administrative proceedings or filing of other actions against the Debtors or their property to recover on, collect or secure a claim arising prior to the Petition Date. Thus, for example, most creditor actions to obtain possession of property from the Debtors, or to create, perfect or enforce any lien against the property of the Debtors, or to collect on monies owed or otherwise exercise rights or remedies with respect to a prepetition claim, are enjoined unless and until the Bankruptcy Court lifts the automatic stay as to any such claim. Vendors are being paid for goods furnished and services provided after the Petition Date in the ordinary course of business.

Appointment of Creditors’ Committee. On December 5, 2011, the U.S. Trustee appointed the Creditors’ Committee (Creditors’ Committee) for the Chapter 11 Cases.

Retirement and Life Insurance Benefits. See Note 11 to the consolidated financial statements for information regarding modifications to retirement and life insurance benefits.

Rejection of Executory Contracts. Under section 365 and other relevant sections of the Bankruptcy Code, the Debtors may assume, assume and assign, or reject certain executory contracts and unexpired leases, including, without limitation, agreements relating to aircraft and aircraft engines (collectively, Aircraft Property) and leases of real property, subject to the approval of the Bankruptcy Court and certain other conditions. As of December 31, 2012, the Bankruptcy Court had entered orders granting the Debtors’ motions to assume 526 and reject 10 unexpired leases of non-residential real property and had entered various orders extending, by the Debtors’ agreement with certain landlords, the date by which the Debtors must assume or reject an additional 37 unexpired leases of non-residential real property. As of December 31, 2012, the Company had also entered into stipulations or agreed orders providing that the claims with respect to special facility revenue bonds at Dallas/Fort Worth International Airport, Fort Worth Alliance Airport and Luis Muñoz Marín International Airport in San Juan, Puerto Rico were general unsecured claims.

In general, rejection of an executory contract or unexpired lease is treated as a prepetition breach of the executory contract or unexpired lease in question and, subject to certain exceptions, relieves the Debtors from performing their future obligations under such executory contract or unexpired lease but entitles the contract counterparty or lessor to a prepetition general unsecured claim for damages caused by such deemed breach. Counterparties to such rejected contracts or leases have the right to file claims against the Debtors’ estate for such damages. Generally, the assumption of an executory contract or unexpired lease requires the Debtors to cure existing defaults under such executory contract or unexpired lease.

Any description of an executory contract or unexpired lease elsewhere in these Notes or in the report to which these Notes are attached, including where applicable the Debtors’ express termination rights or a quantification of their obligations, must be read in conjunction with, and is qualified by, any rights the Debtors or counterparties have under section 365 of the Bankruptcy Code.

The Debtors expect that liabilities subject to compromise and resolution in the Chapter 11 Cases will arise in the future as a result of damage claims created by the Debtors’ rejection of various executory contracts and unexpired leases. Due to the uncertain nature of many of the potential rejection claims, the magnitude of such claims is not reasonably estimable at this time. Such claims may be material (see “Liabilities Subject to Compromise” in Note 1 to the consolidated financial statements).

Special Protection Applicable to Leases and Secured Financing of Aircraft and Aircraft Equipment. Notwithstanding the general discussion above of the impact of the automatic stay, under section 1110 of the Bankruptcy Code, beginning 60 days after filing a petition under Chapter 11, certain secured parties, lessors and conditional sales vendors may have a right to take possession of certain qualifying Aircraft Property that is leased or subject to a security interest or conditional sale contract, unless the Debtors, subject to approval by the Bankruptcy Court, agree to perform under the applicable agreement, and cure any defaults as provided in section 1110 (other than defaults of a kind specified in section 365(b)(2) of the Bankruptcy Code). Taking such action does not preclude the Debtors from later rejecting the applicable lease or abandoning the Aircraft Property subject to the related security agreement, or from later seeking to renegotiate the terms of the related financing.

The Debtors may extend the 60-day period by agreement of the relevant financing party, with Bankruptcy Court approval. In the absence of an agreement or cure as described above or such an extension, the financing party may take possession of the Aircraft Property and enforce its contractual rights or remedies to sell, lease or otherwise retain or dispose of such equipment.

The 60-day period under section 1110 in the Chapter 11 Cases expired on January 27, 2012. In accordance with the Bankruptcy Court’s Order Authorizing the Debtors to (i) Enter into Agreements Under Section 1110(a) of the Bankruptcy Code, (ii) Enter into Stipulations to Extend the Time to Comply with Section 1110 of the Bankruptcy Code and (iii) File Redacted Section 1110(b) Stipulations, dated December 23, 2011, the Debtors have entered into agreements to extend the automatic stay or agreed to perform and cure defaults under financing agreements with respect to certain aircraft in their fleet and other Aircraft Property. With respect to certain Aircraft Property, the Debtors have reached agreements on, or agreements on key aspects of, renegotiated terms of the related financings, and the Debtors are continuing to negotiate terms with respect to certain of their other Aircraft Property financings. The ultimate outcome of these negotiations cannot be predicted with certainty. To the extent the Debtors are unable to reach definitive agreements with Aircraft Property financing parties, those parties may seek to repossess the subject Aircraft Property. The loss of a significant number of aircraft could result in a material adverse effect on the Debtors’ financial and operating performance.

In accordance with section 1110 of the Bankruptcy Code, as of December 31, 2012, the Company had (i) rejected 40 leases relating to 21 MD-80 aircraft, four Fokker 100 aircraft, seven Boeing 757-200 aircraft and eight spare engines; (ii) relinquished one Airbus A300-600R aircraft that was subject to a mortgage; and (iii) made elections under section 1110(a) of the Bankruptcy Code to retain 340 aircraft and 87 spare engines, including Boeing 737-800, Boeing 757-200, Boeing 767-300ER, Boeing 777-200ER, Bombardier CRJ-700, and McDonnell Douglas MD-80 aircraft, on the terms provided in the related financing documents. In addition, as of December 31, 2012, the Company had reached agreement on revised economic terms of the financings of 155 aircraft, comprising 83 MD-80 aircraft, nine Boeing 737-800 aircraft, 36 Boeing 757-200 aircraft, 11 Boeing 767-200ER aircraft, 13 Boeing 767-300ER aircraft and three Boeing 777-200ER aircraft (which agreements are subject to certain conditions, including reaching agreement on definitive documentation). Those 155 aircraft are substantially all of the mainline aircraft in the Company’s fleet for which it expects to negotiate revised economic terms in the Chapter 11 Cases. In addition, the Company reached an agreement with the lessor to modify the leases of 39 Super ATR aircraft. As of December 31, 2012, 30 of the Super ATR aircraft had been returned to the lessor as allowed under the modified agreement. The remaining 9 Super ATR aircraft are expected to be returned to the lessor in 2013.

Lastly, the Company entered into a series of agreements with the lender with respect to its 216 Embraer RJ aircraft and certain other interested parties pursuant to which the Company (i) surrendered 18 Embraer RJ 135 aircraft on June 21, 2012, (ii) subject to certain conditions (including reaching agreement on definitive documentation), will restructure the mortgage debt encumbering 59 Embraer 140 aircraft and 68 Embraer 145 aircraft and (iii) transferred and leased back its remaining 21 Embraer RJ 135 aircraft. The debt encumbering 50 Embraer 145 aircraft will not be reduced. The Company’s entry into these transactions was approved by the Bankruptcy Court on November 8, 2012.

Magnitude of Potential Claims. On February 27, 2012, the Debtors filed with the Bankruptcy Court schedules and statements of financial affairs setting forth, among other things, the assets and liabilities of the Debtors, subject to the assumptions filed in connection therewith. All of the schedules are subject to further amendment or modification.

Bankruptcy Rule 3003(c)(3) requires the Bankruptcy Court to fix the time within which proofs of claim must be filed in a Chapter 11 case pursuant to section 501 of the Bankruptcy Code. This Bankruptcy Rule also provides that any creditor who asserts a claim against the Debtors that arose prior to the Petition Date and whose claim (i) is not listed on the Debtors’ schedules or (ii) is listed on the schedules as disputed, contingent, or unliquidated, must file a proof of claim. On May 4, 2012, the Bankruptcy Court entered an order that established July 16, 2012 at 5:00 p.m. (Eastern Time) as the deadline to file proofs of claim against any Debtor. More information regarding the filing of proofs of claim can be obtained at www.amrcaseinfo.com. Information on this website is not incorporated into or otherwise made a part of this report.

As of February 13, 2013, approximately 13,366 claims totaling about $290.0 billion have been filed with the Bankruptcy Court against the Debtors. Of those claims, approximately 350 claims aggregating approximately $59 million were filed after the Bar Date. We expect new and amended claims to be filed in the future, including claims amended to assign values to claims originally filed with no designated value. We have identified, and we expect to continue to identify, many claims that we believe should be disallowed by the Bankruptcy Court because they are duplicative, are without merit, are overstated or for other reasons. As of February 13, 2013, the Bankruptcy Court has disallowed approximately $100.2 billion of claims and has not yet ruled on our other objections to claims, the disputed portions of which aggregate to an additional $14.8 billion. We expect to continue to file objections in the future. Because the process of analyzing and objecting to claims is ongoing, the amount of disallowed claims may increase significantly in the future. The Debtors have recorded amounts for claims for which there was sufficient information to estimate the claim.

Differences between amounts scheduled by the Debtors and claims by creditors will be investigated and resolved in connection with the claims resolution process. In light of the expected number of creditors, the claims resolution process may take considerable time to complete. Accordingly, the ultimate number and amount of allowed claims is not presently known, nor can the ultimate recovery with respect to allowed claims be presently ascertained.

Collective Bargaining Agreements. The Bankruptcy Code provides a process for the modification and/or rejection of collective bargaining agreements (CBAs). In particular, section 1113(c) of the Bankruptcy Code permits a debtor to reject its CBAs if the debtor satisfies a number of statutorily prescribed substantive and procedural prerequisites and obtains the Bankruptcy Court’s approval to reject the CBAs. The section 1113(c) process requires that a debtor must make proposals to its unions to modify existing CBAs based on the most complete and reliable information available at the time the proposals are made. The proposed modifications must be necessary to permit the reorganization of the debtor and must assure that all the affected parties are treated fairly and equitably. The debtor must provide the unions with all information necessary to evaluate the proposals, and meet at reasonable times and confer in good faith with the unions in an effort to reach mutually agreeable modifications to the CBAs. American commenced the section 1113(c) process with its unions (APA, APFA and TWU) on February 1, 2012, and negotiated in good faith with the unions for consensual agreements that achieve the necessary level of labor cost savings. Because consensual agreements had not been reached, and given American’s need to restructure its labor costs expeditiously, the Debtors filed a motion with the Bankruptcy Court on March 27, 2012 requesting approval to reject the CBAs.

The Court hearing on the Debtors’ request to reject the CBAs began on April 23, 2012 and concluded the week of May 21, 2012. After the filing of its request to reject its CBAs, American and the unions continued to negotiate in good faith toward consensual agreements. Those negotiations resulted in ratified agreements with all seven TWU-represented groups (Fleet Service Clerks, Dispatchers, Ground School Instructors, Maintenance Control Technicians, Simulator Technicians, Mechanics and Related (M&R), and Stores), all of which have been approved by the Bankruptcy Court. On July 20, 2012, APFA sent American’s proposed Last Best and Final Offer (LBFO) to its membership for a ratification vote, and on August 19, 2012 APFA announced the LBFO was ratified by the membership. This new agreement was approved by the Bankruptcy Court on September 12, 2012. Having secured Court approval of the APFA and all seven TWU agreements, American has begun implementing the terms of all of its new agreements.

In August 2012, APA announced that its membership did not ratify a tentative agreement reached by the parties in June. Following its initial decision denying American’s request to reject the APA CBA, the Bankruptcy Court granted American’s renewed motion to reject that agreement and entered an order on September 5, 2012 authorizing American to reject the pilot CBA. In accordance with the Bankruptcy Court’s ruling, American began implementing certain terms and conditions of employment for pilots that the Bankruptcy Court determined were fair and necessary for the Debtors’ successful restructuring. American and APA continued to negotiate in good faith toward a new pilot agreement, and on November 9, 2012, the parties reached a tentative agreement on a new comprehensive CBA. On December 7, 2012, the APA announced the tentative agreement was ratified. The new CBA was approved by the Bankruptcy Court on December 19, 2012, and American has begun implementing the terms of its new agreement with the APA. A small group of American pilots is appealing the Bankruptcy Court’s decisions granting American’s renewed motion to reject the pilot CBA and approving the new pilot CBA, and those appeals are pending in the U.S. District Court for the Southern District of New York.

AMR Eagle commenced the Section 1113(c) process with its unions on March 21, 2012. On July 27, 2012, AMR Eagle reached a tentative agreement with the Association of Flight Attendants. That tentative agreement was ratified by the flight attendants on September 7, 2012. On August 8, 2012, AMR Eagle reached an agreement-in-principle with the Air Line Pilots Association (ALPA). The ALPA Master Executive Council accepted the terms of the agreement-in-principle on September 12, 2012 and the tentative agreement was ratified by the pilot group on October 8, 2012. On July 20, 2012, AMR Eagle and the TWU reached a tentative agreement with the Mechanics and Related and Fleet Service Clerks groups. On August 24, 2012, the TWU announced that the Fleet Service Clerks group ratified its tentative agreement and that the Mechanics and Related group did not ratify its tentative agreement. Because consensual agreements had not been reached with the TWU represented Mechanics, Ground School Instructors and Dispatchers, AMR Eagle filed a motion with the Bankruptcy Court on September 7, 2012 requesting approval to reject those CBAs. AMR Eagle continued to negotiate in good faith with the TWU with respect to each of those work groups. On October 3, 2012, AMR Eagle and the TWU reached tentative agreements with the Mechanics and Related and the Ground School Instructors groups. On October 8, 2012, AMR Eagle reached a tentative agreement with the TWU represented Dispatch group. The tentative agreements for Mechanics, Ground School Instructors and Dispatchers were sent to those work groups for a ratification vote. On October 26, 2012, AMR Eagle’s Mechanics and Ground School Instructors voted to ratify their tentative agreements, and the Dispatchers did not ratify their tentative agreement. A hearing on AMR Eagle’s Section 1113 motion to reject the Dispatchers CBA, originally scheduled to begin on November 14, 2012, was continued until December 10, 2012. On December 3, 2012, AMR Eagle reached a second tentative agreement with the TWU represented Dispatchers and the membership ratified the tentative agreement on December 18, 2012. All of the new AMR Eagle CBAs were approved by the Bankruptcy Court on December 21, 2012. AMR Eagle has begun implementing the terms of all the new CBAs.

Availability and Utilization of Net Operating Losses. The availability and utilization of net operating losses (and utilization of alternative minimum tax credits) after the Debtors’ emergence from Chapter 11 is uncertain at this time and will be highly influenced by the composition of the plan of reorganization that is ultimately pursued. On January 27, 2012, the Bankruptcy Court issued a Final Order Establishing Notification Procedures for Substantial Claimholders and Equityholders and Approving Restrictions on Certain Transfers of Interests in the Debtors’ Estates, which restricts trading in the Company’s common stock and establishes certain procedures and potential restrictions with respect to the transfer of claims. The order is intended to prevent certain transfers of the Company’s common stock and certain transfers of claims against the Debtors that could impair the ability of one or more of the Debtors’ estates to use their net operating loss carryovers and certain other tax attributes currently or on a reorganized basis. Any acquisition, disposition, or other transfer of equity or claims on or after November 29, 2011 in violation of the restrictions set forth in the order will be null and void ab initio and/or subject to sanctions as an act in violation of the automatic stay under sections 105(a) and 362 of the Bankruptcy Code. The order applies to (i) “Substantial Equityholders,” i.e., persons who are, or as a result of a transaction would become, the beneficial owner of approximately 4.5 percent of the outstanding shares of the Company’s common stock and (ii) “Substantial Claimholders,” i.e., persons who are, or as a result of a transaction become, the beneficial owner of unsecured claims in excess of a threshold amount of unsecured claims (initially $190 million of unsecured claims, but which may be subsequently increased or decreased under certain circumstances in connection with the Debtors’ filing of a Chapter 11 plan). In the case of Substantial Equityholders, the order imposes current restrictions with respect to the acquisition or disposition of the Company’s stock, and certain notifications may be required. In the case of Substantial Claimholders, the order imposes a procedure pursuant to which, under certain circumstances, the claims acquired during the Chapter 11 Cases may have to be resold, and certain notifications may be required. The Merger Agreement provides that the procedures of the order, as in effect or as amended with the reasonable approval of US Airways, will be used to obtain ownership information from Substantial Claimholders.

See discussion in Item 1A, “Risk Factors—Chapter 11 Reorganization Risks” regarding the potential impact of these rules on the company’s utilization of its net operating losses post emergence from bankruptcy and in Item 1A, “Risk Factors—Common Stock Risks” regarding the establishing of limitations on the transfer of the Company’s common stock post emergence from bankruptcy.

Liabilities Subject to Compromise

The following table summarizes the components of liabilities subject to compromise included on the Consolidated Balance Sheet as of December 31, 2012 and 2011:

(in millions)
	2012	2011
Long-term debt	$1,198	$2,482
Estimated allowed claims on aircraft lease and debt obligations and facility lease and bond obligations	3,716	1,868
Pension and postretirement benefits	1,250	—
Accounts payable and other accrued liabilities	442	489
Other	—	4

Total liabilities subject to compromise	$6,606	$4,843

Long-term debt, including undersecured debt, classified as subject to compromise as of December 31, 2012 and 2011 consisted of (in millions):

	2012	2011
Secured variable and fixed rate indebtedness due through 2023 (effective rates from 1.00%—13.00% at December 31, 2012)	$172	$1,456
6.00%—8.50% special facility revenue bonds due through 2036	186	186
6.25% senior convertible notes due 2014	460	460
9.0%—10.20% debentures due through 2021	214	214
7.88%—10.55% notes due through 2039	166	166

	$1,198	$2,482

Liabilities subject to compromise refers to prepetition obligations which may be impacted by the Chapter 11 reorganization process. These amounts represent the Debtors’ current estimate of known or potential prepetition obligations to be resolved in connection with the Chapter 11 Cases.

In accordance with ASC 852, substantially all of the Company’s unsecured debt has been classified as liabilities subject to compromise. Additionally, certain of the Company’s undersecured debt instruments have also been classified as liabilities subject to compromise.

As a result of the modifications to the retirement benefits as discussed in Note 11 to the consolidated financial statements, a portion of the pension and postretirement benefits liability, primarily relating to retiree medical and other benefits, was classified as liabilities subject to compromise as of December 31, 2012.

Differences between liabilities the Debtors have estimated and the claims filed, or to be filed, will be investigated and resolved in connection with the claims resolution process. The Company will continue to evaluate these liabilities throughout the Chapter 11 Cases and adjust amounts as necessary. Such adjustments may be material. In light of the expected number of creditors, the claims resolution process may take considerable time to complete. Accordingly, the ultimate number and amount of allowed claims is not presently known.

Reorganization Items, net

Reorganization items refer to revenues, expenses (including professional fees), realized gains and losses and provisions for losses that are realized or incurred in the Chapter 11 Cases. The following table summarizes the components included in reorganization items, net on the Consolidated Statements of Operations for the years ended December 31, 2012 and 2011:

(in millions)
	2012	2011
Pension and postretirement benefits	$(66)	$—
Aircraft and facility financing renegotiations and rejections(1)(2)	1,950	102
Professional fees	229	14
Other	95	2

Total reorganization items, net	$2,208	$118

(1)

Amounts include allowed claims (claims approved by the Bankruptcy Court) and estimated allowed claims relating to the rejection or modification of financings related to aircraft. The Debtors record an estimated claim associated with the rejection or modification of a financing when the applicable motion is filed with the Bankruptcy Court to reject or modify such financing and the Debtors believe that it is probable the motion will be approved, and there is sufficient information to estimate the claim. Modifications of the financings related to aircraft remain subject to conditions, including reaching agreement on definitive documentation. See above, “Special Protection Applicable to Leases and Secured Financing of Aircraft and Aircraft Equipment,” for further information.

(2)

Amounts include allowed claims (claims approved by the Bankruptcy Court) and estimated allowed claims relating to entry of orders treating as unsecured claims with respect to facility agreements supporting certain issuances of special facility revenue bonds. The Debtors record an estimated claim associated with the treatment of claims with respect to facility agreements when the applicable motion is filed with the Bankruptcy Court and the Debtors believe that it is probable that the motion will be approved, and there is sufficient information to estimate the claim. See above, “Rejection of Executory Contracts,” for further information.

Claims related to reorganization items are reflected in liabilities subject to compromise on the Consolidated Balance Sheet as of December 31, 2012 and 2011.

Basis of Presentation	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Basis of Presentation

2. Basis of Presentation

The accompanying unaudited Condensed Consolidated Financial Statements have been prepared in accordance with United States (U.S.) generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, these financial statements contain all adjustments, consisting of normal recurring accruals, necessary to present fairly the financial position, results of operations and cash flows for the periods indicated. Results of operations for the periods presented herein are not necessarily indicative of results of operations for the entire year. The Condensed Consolidated Financial Statements include the accounts of AMR and its wholly owned subsidiaries, including (i) its principal subsidiary American and (ii) its regional airline subsidiary, AMR Eagle. The Condensed Consolidated Financial Statements also include the accounts of variable interest entities for which the Company is the primary beneficiary. For further information, refer to the consolidated financial statements and footnotes included in AMR’s Annual Report on Form 10-K filed on February 20, 2013, as amended by the Form 10-K/A filed on April 16, 2013 (2012 Form 10-K).

In accordance with GAAP, the Debtors have applied ASC 852 “Reorganizations” (ASC 852), in preparing the Condensed Consolidated Financial Statements. ASC 852 requires that the financial statements, for periods subsequent to the Chapter 11 Cases, distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Accordingly, certain revenues, expenses (including professional fees), realized gains and losses and provisions for losses that are realized or incurred in the Chapter 11 Cases are recorded in reorganization items, net on the accompanying Consolidated Statement of Operations. In addition, prepetition obligations that may be impacted by the Chapter 11 reorganization process have been classified on the Condensed Consolidated Balance Sheet in liabilities subject to compromise. These liabilities are reported at the amounts expected to be allowed by the Bankruptcy Court, even if they may be settled for lesser amounts.

Certain of our non-U.S. subsidiaries were not part of the Chapter 11 filings. Since the non-US subsidiaries not part of the bankruptcy filing do not have significant transactions, we do not separately disclose the condensed combined financial statements of such non-U.S. subsidiaries in accordance with the requirements of reorganization accounting.

These Condensed Consolidated Financial Statements have also been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and satisfaction of liabilities in the ordinary course of business. Accordingly, the Condensed Consolidated Financial Statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Debtors be unable to continue as a going concern.

As a result of the Chapter 11 Cases, the satisfaction of our liabilities and funding of ongoing operations are subject to uncertainty and, accordingly, there is a substantial doubt of the Company’s ability to continue as a going concern.

The accompanying Condensed Consolidated Financial Statements do not purport to reflect or provide for the consequences of the Chapter 11 Cases, other than as set forth under “liabilities subject to compromise” on the accompanying Condensed Consolidated Balance Sheet and “income (loss) before reorganization items” and “reorganization items, net” on the accompanying Consolidated Statement of Operations (see Note 1 to the Condensed Consolidated Financial Statements). In particular, the financial statements do not purport to show (1) as to assets, their realizable value on a liquidation basis or their availability to satisfy liabilities; (2) as to prepetition liabilities, the amounts that may be allowed for claims or contingencies, or the status and priority thereof; (3) as to shareowners’ equity accounts, the effect of any changes that may be made to the Debtors’ capitalization; or (4) as to operations, the effect of any changes that may be made to the Debtors’ business.

2. Summary of Accounting Policies

Basis of Presentation The accompanying consolidated financial statements as of December 31, 2012 and for the three years ended December 31, 2012 include the accounts of AMR and its wholly owned subsidiaries, including (i) its principal subsidiary, American Airlines, Inc. (American) and (ii) its regional airline subsidiary, AMR Eagle Holding Corporation (AMR Eagle), which has two primary subsidiaries, American Eagle Airlines, Inc. and Executive Airlines, Inc. . The consolidated financial statements as of and for the years ended December 31, 2012, 2011 and 2010 include the accounts of the Company and its wholly owned subsidiaries as well as variable interest entities (VIEs) for which the Company is the primary beneficiary. All significant intercompany transactions have been eliminated.

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP), including the provisions of ASC 852 “Reorganizations” (ASC 852). ASC 852 requires that the financial statements of the Company, for periods subsequent to the filing of the Chapter 11 Cases, distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Accordingly, certain revenues, expenses (including professional fees), realized gains and losses and provisions for losses that are realized or incurred in the Chapter 11 Cases are recorded in reorganization items, net on the accompanying Consolidated Statement of Operations. In addition, prepetition obligations that may be impacted by the Chapter 11 reorganization process have been classified on the Consolidated Balance Sheet in liabilities subject to compromise. These liabilities are reported at the amounts expected to be allowed by the Bankruptcy Court, even if they may be settled for lesser amounts.

Certain of our non-U.S. subsidiaries are not part of the Chapter 11 Cases. Since the non-US subsidiaries not part of the bankruptcy filing do not have significant transactions, we do not separately disclose the condensed combined financial statements of such non-U.S. subsidiaries s in accordance with the requirements of reorganization accounting.

The Company has also prepared these consolidated financial statements on a going concern basis, which contemplates continuity of operations, realization of assets and satisfaction of liabilities in the ordinary course of business. Accordingly, the Company’s consolidated financial statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

As a result of the Chapter 11 proceedings, the satisfaction of our liabilities and funding of ongoing operations are subject to uncertainty and, accordingly, there is a substantial doubt of the Company’s ability to continue as a going concern.

The accompanying consolidated financial statements do not purport to reflect or provide for the consequences of the Chapter 11 Cases, other than as set forth under “liabilities subject to compromise” on the accompanying Consolidated Balance Sheets and “income (loss) before reorganization items, net” and “reorganization items, net” on the accompanying Consolidated Statements of Operations (see Note 1 to the consolidated financial statements). In particular, the financial statements do not purport to show (1) as to assets, their realizable value on a liquidation basis or their availability to satisfy liabilities; (2) as to prepetition liabilities, the amounts that may be allowed for claims or contingencies, or the status and priority thereof; (3) as to shareowners’ equity accounts, the effect of any changes that may be made to the Debtors’ capitalization; or (4) as to operations, the effect of any changes that may be made to the Debtors’ business.

While operating as debtors-in-possession under Chapter 11 of the Bankruptcy Code, the Debtors may sell or otherwise dispose of or liquidate assets or settle liabilities, subject to the approval of the Bankruptcy Court or otherwise as permitted in the ordinary course of business. Moreover, the ultimate plan of reorganization for the Debtors could materially change the amounts and classifications in the historical consolidated financial statements.

New Accounting Pronouncements In December 2011, the FASB issued ASU 2011-11, “Disclosures About Offsetting Assets and Liabilities.” This update creates new disclosure requirements about the nature of an entity’s rights of setoff and related arrangements associated with its financial instruments and derivative instruments. The disclosure requirements in this update are effective for annual reporting periods, and interim periods within those years, beginning on or after January 1, 2013. The Company is currently evaluating the impact this update will have on its disclosures.

In July 2012, the FASB issued ASU 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment.” This update amends ASC 350, “Intangibles—Goodwill and Other” to allow entities an option to first assess qualitative factors to determine whether it is necessary to perform the quantitative impairment test. Under that option, an entity no longer would be required to calculate the fair value of the intangible asset unless the entity determines, based on that qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amendments in this update are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. The Company is currently evaluating the impact this update may have on its indefinite-lived intangibles impairment testing.

In August of 2012, the SEC issued a final rule implementing Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act that imposes reporting requirements on issuers who use or may use “Conflict Minerals,” defined as columbite-tantalite (the metal ore from which tantalum is extracted), cassiterite (the metal ore from which tin is extracted), gold, and wolframite (the metal ore from which tungsten is extracted), or their derivatives, originating from the Democratic Republic of the Congo and neighboring countries (collectively, “covered countries”). The rule was mandated in response to humanitarian concerns that trade in conflict minerals are used to finance armed groups in the covered countries. The rule describes assessment and reporting requirements for all issuers for which conflict minerals originating in a covered country are necessary to the functionality or production of a product manufactured, or contracted to be manufactured, by the issuer. Such issuers are required to file a newly created Form SD annually by May 31 for the prior calendar year. Initial Form SDs are required to be filed by May 31, 2014 for the calendar year 2013. The Company is currently in the process of assessing whether it will be required to file a Form SD for calendar year 2013 and determining necessary processes and procedures to collect information necessary to make any required filing. The Company does not anticipate that any requirement to file this new Form SD will have a material impact on its consolidated financial statements.

Use of Estimates The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the accompanying consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Restricted Cash and Short-term Investments The Company has restricted cash and short-term investments related primarily to collateral held to support projected workers’ compensation obligations and funds held for certain tax obligations.

Inventories Spare parts, materials and supplies relating to flight equipment are carried at average acquisition cost and are expensed when used in operations. Allowances for obsolescence are provided—over the estimated useful life of the related aircraft and engines—for spare parts expected to be on hand at the date aircraft are retired from service. Allowances are also provided for spare parts currently identified as excess and obsolete. These allowances are based on management estimates, which are subject to change.

Maintenance and Repair Costs Maintenance and repair costs for owned and leased flight equipment are charged to operating expense as incurred, except costs incurred for maintenance and repair under flight hour maintenance contract agreements, which are accrued based on contractual terms when an obligation exists.

Intangible Assets Route acquisition costs and airport operating and gate lease rights represent the purchase price attributable to route authorities (including international airport take-off and landing slots), domestic airport take-off and landing slots and airport gate leasehold rights acquired. Indefinite-lived intangible assets (route acquisition costs and international slots and related international take-off and landing slots) are tested for impairment annually on December 31, rather than amortized, or when a triggering event occurs, in accordance with U.S. GAAP. Such triggering events may include significant changes to the Company’s network or capacity, or the implementation of open skies agreements in countries where the Company operates flights. Airport operating and gate lease rights are being amortized on a straight-line basis over 25 years to a zero residual value.

Statements of Cash Flows Short-term investments, without regard to remaining maturity at acquisition, are not considered as cash equivalents for purposes of the statements of cash flows.

Measurement of Asset Impairments The Company records impairment charges on long-lived assets used in operations when events and circumstances indicate that the assets may be impaired. An asset or group of assets is considered impaired when the undiscounted cash flows estimated to be generated by the asset are less than the carrying amount of the asset and the net book value of the asset exceeds its estimated fair value. In making these determinations, the Company uses certain assumptions, including, but not limited to: (i) estimated fair value of the asset; and (ii) estimated future cash flows expected to be generated by the asset, which are based on additional assumptions such as asset utilization, length of service the asset will be used in the Company’s operations and estimated salvage values.

Equipment and Property The provision for depreciation of operating equipment and property is computed on the straight-line method applied to each unit of property, except that major rotable parts, avionics and assemblies are depreciated on a group basis. The depreciable lives used for the principal depreciable asset classifications are:

Depreciable Life
American jet aircraft and engines	20—30 years
Other regional aircraft and engines	16—20 years
Major rotable parts, avionics and assemblies	Life of equipment to which applicable
Improvements to leased flight equipment	Lesser of remaining lease term or expected useful life
Buildings and improvements (principally on leased land)	5—30 years or term of lease, including estimated renewal options when renewal is economically compelled at key airports
Furniture, fixtures and other equipment	3—10 years
Capitalized software	5—10 years

Residual values for aircraft, engines, major rotable parts, avionics and assemblies are generally five to ten percent, except when guaranteed by a third party for a different amount.

Equipment and property under capital leases are amortized over the term of the leases or, in the case of certain aircraft, over their expected useful lives. Lease terms vary but are generally six to 25 years for aircraft and seven to 40 years for other leased equipment and property.

Regional Affiliates Revenue from ticket sales is generally recognized when service is provided. Regional Affiliates revenues for flights connecting to American flights are based on industry standard proration agreements.

Passenger Revenue Passenger ticket sales are initially recorded as a component of Air traffic liability. Revenue derived from ticket sales is recognized at the time service is provided. However, due to various factors, including the complex pricing structure and interline agreements throughout the industry, certain amounts are recognized in revenue using estimates regarding both the timing of the revenue recognition and the amount of revenue to be recognized, including breakage. These estimates are generally based upon the evaluation of historical trends, including the use of regression analysis and other methods to model the outcome of future events based on the Company’s historical experience, and are recorded at the scheduled time of departure.

Various taxes and fees assessed on the sale of tickets to end customers are collected by the Company as an agent and remitted to taxing authorities. These taxes and fees have been presented on a net basis in the accompanying consolidated statement of operations and recorded as a liability until remitted to the appropriate taxing authority.

Frequent Flyer Program The estimated incremental cost of providing free travel awards is accrued for mileage credits earned by using American’s service that are expected to be redeemed in the future. American also accrues a frequent flyer liability for the mileage credits that are expected to be used for travel on participating airlines based on historical usage patterns and contractual rates. American sells mileage credits and related services to companies participating in its frequent flyer program. The portion of the revenue related to the sale of mileage credits, representing the revenue for air transportation sold, is valued at fair value and is deferred and amortized over 28 months, which approximates the expected period over which the mileage credits are used. Breakage of sold miles is recognized over the estimated period of usage. The remaining portion of the revenue, representing the marketing services sold and administrative costs associated with operating the AAdvantage program, is recognized upon sale as a component of Other revenues, as the related services have been provided. The Company’s total liability for future AAdvantage award redemptions for free, discounted or upgraded travel on American, American Eagle or participating airlines as well as unrecognized revenue from selling AAdvantage miles was approximately $1.7 billion (and is recorded as a component of Air traffic liability on the accompanying consolidated balance sheets) at December 31, 2012 and $1.6 billion as of December 31, 2011.

Income Taxes The Company generally believes that the positions taken on previously filed income tax returns are more likely than not to be sustained by the taxing authorities. The Company has recorded income tax and related interest liabilities where the Company believes its position may not be sustained or where the full income tax benefit will not be recognized. Thus, the effects of potential income tax benefits resulting from the Company’s unrecognized tax positions are not reflected in the tax balances of the financial statements. Recognized and unrecognized tax positions are reviewed and adjusted as events occur that affect the Company’s judgment about the recognizability of income tax benefits, such as lapsing of applicable statutes of limitations, conclusion of tax audits, release of administrative guidance, or rendering of a court decision affecting a particular tax position.

Advertising Costs The Company expenses on a straight-line basis the costs of advertising as incurred throughout the year. Advertising expense was $153 million for the year ended December 31, 2012, $186 million for the year ended December 31, 2011 and $165 million for the year ended December 31, 2010.

Subsequent Events In connection with preparation of the consolidated financial statements and in accordance U.S. GAAP, the Company evaluated subsequent events after the balance sheet date of December 31, 2012 and identified items as set forth in Note 17 to the consolidated financial statements.

Commitments, Contingencies and Guarantees	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Commitments, Contingencies and Guarantees

3. Commitments, Contingencies and Guarantees

Restructuring of Agreements with The Boeing Company and Amendment of Agreement with Airbus S.A.S.

American entered into an agreement on January 11, 2013 (the Restructuring Agreement) with Boeing that provides for the assumption and restructuring of certain existing aircraft purchase agreements (the Restructured Aircraft Purchase Agreements) between Boeing and American, the entering into of a definitive purchase agreement (the MAX purchase agreement) with respect to Boeing 737 MAX aircraft (the MAX aircraft), certain financing commitments for the Boeing 787 aircraft (the 787 aircraft) and certain Boeing 737-8 aircraft (the 737 aircraft), the assumption of certain other aircraft spare parts, support and services agreements, and a comprehensive settlement of the relationship among American and its affiliates and Boeing and certain affiliates of Boeing, including all claims asserted by Boeing and such affiliates in the Chapter 11 Cases, with certain limited exceptions.

The Bankruptcy Court issued an order on January 23, 2013 approving the Restructuring Agreement, assumption of the Restructured Aircraft Purchase Agreements, and the MAX purchase agreement. The Restructured Aircraft Purchase Agreements provide for the substitution of 787-8 aircraft for certain 787-9 aircraft, an accelerated delivery schedule for the 787 aircraft with deliveries scheduled to commence in November 2014 and continue in each calendar year through September 2018, and the confirmation of the purchase of the Boeing 787 aircraft, which previously had been subject to certain reconfirmation rights. Under the Restructured Aircraft Purchase Agreements, American will have the option to purchase 40 737 aircraft, 13 777 aircraft and 58 787 aircraft.

Pursuant to the Restructuring Agreement, American entered into the MAX purchase agreement pursuant to which American will acquire 100 MAX aircraft, equipped with new, more fuel efficient engines. The MAX purchase agreement constitutes the definitive purchase agreement contemplated by, and supersedes, the agreement entered into by American and Boeing on July 19, 2011 (the 2011 MAX order) that provided for the commitment of American to purchase such MAX aircraft (referred to in the 2011 MAX order as 737RE aircraft). The 2011 MAX order was subject to a number of contingencies, including the parties entering into a definitive purchase agreement and Boeing’s approval of the launch of the Boeing 737 re-engined aircraft program, which was approved in August, 2011. Under the MAX purchase agreement, MAX aircraft are scheduled to be delivered to American in each of the years 2018 through 2022. In addition, under the MAX purchase agreement, American will have the option to purchase 60 additional MAX aircraft in the years 2020-2025.

American also, on January 11, 2013, entered into an amendment to the A320 Family Aircraft Purchase Agreement with Airbus, dated July 20, 2011 (the Airbus Amendment) specifying the scheduled delivery months of certain aircraft and revising the date by which American must notify Airbus of the engine selection of certain aircraft types. The Airbus Amendment became effective on January 23, 2013, when the Court entered an order approving assumption of the A320 Family Purchase Agreement. Agreements pursuant to which Airbus agreed to providing financing for the purchase of certain aircraft also were assumed.

American had total aircraft acquisition commitments as of March 31, 2013 as follows:

		Boeing				Airbus
		737 Family	737 MAX	777-300 ER	787 Family	A320 Family	A320 NEO	Total
Remainder of 2013	Purchase	22	—	5	—	—	—	27
	Lease	—	—	—	—	20	—	20
2014	Purchase	16	—	6	2	—	—	24
	Lease	4	—	—	—	35	—	39
2015	Purchase	—	—	2	11	—	—	13
	Lease	20	—	—	—	30	—	50
2016	Purchase	—	—	2	13	—	—	15
	Lease	20	—	—	—	25	—	45
2017	Purchase	—	—	—	9	—	10	19
	Lease	20	—	—	—	20	—	40
2018 and beyond	Purchase	—	100	—	7	—	120	227
	Lease	—	—	—	—	—	—	—

Total	Purchase	38	100	15	42	—	130	325
	Lease	64	—	—	—	130	—	194

As of March 31, 2013, and subject to assumption of certain of the related agreements, payments for the above purchase commitments and certain engines will approximate $1.6 billion in the remainder of 2013, $1.9 billion in 2014, $1.7 billion in 2015, $2.1 billion in 2016, $2.1 billion in 2017, and $12.6 billion for 2018 and beyond. These amounts are net of purchase deposits currently held by the manufacturers. American has granted Boeing a security interest in American’s purchase deposits with Boeing. The Company’s purchase deposits totaled $721 million as of March 31, 2013.

As of March 31, 2013, and subject to assumption of certain of the related agreements, total future lease payments for all leased aircraft, including aircraft not yet delivered, will approximate $624 million in the remainder of 2013, $945 million in 2014, $1.2 billion in 2015, $1.4 billion in 2016, $1.6 billion in 2017, and $11.7 billion in 2018 and beyond.

In 2010, American and Japan Airlines (JAL) entered into a Joint Business Agreement (JBA) under which, amongst other things, American provided JAL a guarantee of certain minimum incremental revenue resulting from the successful operation of the joint business for the first three years following its implementation (which period will end June 30, 2015), subject to certain terms and conditions. The amount required to be paid by the Company under the guarantee in any one of such years may not exceed $100 million, and is reduced if capacity for one of such years is less than a defined base year period capacity. Based on current Trans-Pacific capacity, the guarantee in any one of such years may not exceed approximately $85 million. As of March 31, 2013, based on an expected probability model, American had a recorded guarantee liability that is not material.

Capacity Purchase Agreements with Third Party Regional Airlines

During 2012, American entered into capacity purchase agreements with SkyWest Airlines, Inc. (SkyWest) and with ExpressJet Airlines, Inc. (ExpressJet), both wholly owned subsidiaries of SkyWest, Inc., to provide 50-seat regional jet feed. Both airlines operate the services under the American Eagle® brand. SkyWest began service from Los Angeles International Airport on November 15, 2012, and ExpressJet began service from Dallas-Ft. Worth International Airport on February 14, 2013. In addition, Chautauqua Airlines, Inc. (Chautauqua) continues to operate under the brand AmericanConnection® under a capacity purchase agreement with American.

On January 23, 2013, American entered into a 12 year capacity purchase agreement with Republic Airline Inc. (Republic), a subsidiary of Republic Airways Holdings, to provide large regional jet flying. Through the agreement, Republic will acquire 47 Embraer E-175 aircraft featuring a two-class cabin with 12 first class seats and 64 seats in the main cabin. The aircraft, which will fly under the American Eagle® brand, will phase into operation at approximately two to three aircraft per month beginning in mid-2013. All 47 aircraft are expected to be in operation by the first quarter of 2015.

As of March 31, 2013, American’s minimum fixed obligations under its capacity purchase agreements with third party regional airlines were approximately $257 million in the remainder of 2013, $521 million in 2014, $670 million in 2015, $676 million in 2016, $520 million in 2017 and $4.4 billion in 2018 and beyond. These obligations contemplate minimum levels of flying by the third party airlines under the respective agreements and also reflect assumptions regarding certain costs associated with the minimum levels of flying such as the cost of fuel, insurance, catering, property tax and landing fees. Accordingly, actual payments under these agreements could differ materially from the minimum fixed obligations set forth above.

Other

As a result of the filing of the Chapter 11 Cases, attempts to prosecute, collect, secure or enforce remedies with respect to prepetition claims against the Debtors are subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code, except in such cases where the Bankruptcy Court has entered an order modifying or lifting the automatic stay. Notwithstanding the general application of the automatic stay described above, governmental authorities, both domestic and foreign, may determine to continue actions brought under their regulatory powers. Therefore, the automatic stay may have no effect on certain matters, and the Debtors cannot predict the impact, if any, that its Chapter 11 Cases might have on its commitments and obligations.

5. Commitments, Contingencies and Guarantees

Aircraft Acquisition Commitments

American had total aircraft acquisition commitments as of December 31, 2012 as follows:

		Boeing			Airbus
		737 Family	777-200ER	777-300ER	A320 Family	A320 NEO	Total
2013	Purchase	31	—	8	—	—	39
	Lease	—	—	—	20	—	20
2014	Purchase	5	1	5	—	—	11
	Lease	15	—	—	35	—	50
2015	Purchase		2	—	—	—	2
	Lease	20	—	—	30	—	50
2016	Purchase	—	2	—	—	—	2
	Lease	20	—	—	25	—	45
2017	Purchase	—	—	—	—	10	10
	Lease	20	—	—	20	—	40
2018 and beyond	Purchase	—	—	—	—	120	120
	Lease	—	—	—	—	—	—

Total	Purchase	36	5	13	—	130	184
	Lease	75	—	—	130	—	205

The assumption of certain agreements related to the Company’s aircraft commitments is subject to collaboration with the Company’s key stakeholders and, in some instances, approval of the Bankruptcy Court. The Company cannot predict what the outcome of these discussions and the Bankruptcy Court process will be.

As of December 31, 2012, and subject to assumption of certain of the related agreements, payments for the above purchase commitments and certain engines will approximate $2.1 billion in 2013, $1.0 billion in 2014, $314 million in 2015, $355 million in 2016, $745 million in 2017 and $6.6 billion for 2018 and beyond. These amounts are net of purchase deposits currently held by the manufacturers. American has granted Boeing a security interest in American’s purchase deposits with Boeing. The Company’s purchase deposits totaled $710 million as of December 31, 2012.

As of December 31, 2012, and subject to assumption of certain of the related agreements, total future lease payments for all leased aircraft, including aircraft not yet delivered, will approximate $727 million in 2013, $889 million in 2014, $1.1 billion in 2015, $1.4 billion in 2016, $1.6 billion in 2017 and $11.3 billion in 2018 and beyond. Certain leases provide for rent adjustments based on forumulae tied to changes in interest rates.

In February 2013, American entered into agreements with Boeing that provide for, among other things, the assumption and restructuring of certain existing aircraft purchase agreements, the entering into of a definitive purchase agreement with respect to Boeing 737 MAX aircraft, the confirmation of the purchase of the Boeing 787 aircraft (which previously had been subject to certain reconfirmation rights) and certain financing commitments. American also entered into an amendment to its agreement with Airbus S.A.S. in January 2013. The Bankruptcy Court approved assumption of these agreements, as amended, in January 2013. See Note 17 to the consolidated financial statements for further information regarding these agreements, including the changes to the Company’s aircraft acquisition commitments, payments and options.

In 2010, American and Japan Airlines (JAL) entered into a Joint Business Agreement (JBA) under which, amongst other things, American provided JAL a guarantee of certain minimum incremental revenue resulting from the successful operation of the joint business for the first three years following its implementation, subject to certain terms and conditions. The amount required to be paid by the Company under the guarantee in any one of such years may not exceed $100 million, and is reduced if capacity for one of such years is less than a defined base year period capacity. Based on current Trans-Pacific capacity, the guarantee in any one of such years may not exceed approximately $75 million. As of December 31, 2012, based on an expected probability model, American had recorded a guarantee liability that is not material.

The Company has contracts related to facility construction or improvement projects, primarily at airport locations. The contractual obligations related to these projects totaled approximately $79 million as of December 31, 2012. The Company expects to make payments on these obligations of $52 million, $10 million, and $17 million, in 2013, 2014, and 2015, respectively. In addition, the Company has an information technology support related contract that requires minimum annual payments of $80 million in 2013 and declining to $70 million in 2014 through 2019.

Capacity Purchase Agreements with Third Party Regional Airlines

On September 11, 2012, American entered into capacity purchase agreements with SkyWest Airlines, Inc. (SkyWest) and with ExpressJet Airlines, Inc. (ExpressJet), both wholly owned subsidiaries of SkyWest, Inc., to provide 50-seat regional jet feed. Both airlines will operate the services under the American Eagle brand. SkyWest began service from Los Angeles International Airport on November 15, 2012, and ExpressJet is scheduled to begin service from Dallas-Ft. Worth International Airport on February 14, 2013. In addition, Chautauqua continued to operate under the brand AmericanConnection® during 2012 under a capacity purchase agreement with American, which capacity purchase agreement was extended on November 1, 2012 to provide that Chautauqua will continue to operate in the American network into 2014.

As of December 31, 2012, American’s capacity purchase agreements with third party regional airlines had expiration dates ranging from 2014 to 2017, with rights of American to extend the respective terms of each agreement. See Item 2, “Properties” for information on the aircraft contractually obligated to American under such capacity purchase agreements with third party regional airlines.

Under these agreements, the third party regional airlines operate certain of their aircraft using American’s flight designator codes, and American controls the scheduling, pricing, reservations, ticketing and seat inventories of those aircraft and retains all revenues associated with revenue flights by those aircraft. American pays the third party regional airlines an amount, as defined in the applicable agreement, based on the airlines’ costs of operating those flights and other factors intended to approximate market rates for those services.

As of December 31, 2012, American’s minimum fixed obligations under its capacity purchase agreements with third party regional airlines were approximately $249 million in 2013, $188 million in 2014, $179 million in 2015, $170 million in 2016, $11 million in 2017 and $0 million in 2018 and beyond. These obligations contemplate minimum levels of flying by the third party airlines under the respective agreements and also reflect assumptions regarding certain costs associated with the minimum levels of flying such as the cost of fuel, insurance, catering, property tax and landing fees. Accordingly, actual payments under these agreements could differ materially from the minimum fixed obligations set forth above.

If American terminates the Chautauqua contract without cause, Chautauqua has the right to put its 15 Embraer aircraft to American. If this were to happen, American would take possession of the aircraft and become liable for lease obligations totaling approximately $20 million per year with lease expirations in 2018 and 2019.

See Note 17 for additional information on the Company’s capacity purchase agreements.

Other

The Company is a party to many routine contracts in which it provides general indemnities in the normal course of business to third parties for various risks. The Company is not able to estimate the potential amount of any liability resulting from the indemnities. These indemnities are discussed in the following paragraphs.

In its aircraft financing agreements, the Company generally indemnifies the financing parties, trustees acting on their behalf and other relevant parties against liabilities (including certain taxes) resulting from the financing, manufacture, design, ownership, operation and maintenance of the aircraft regardless of whether these liabilities (or taxes) relate to the negligence of the indemnified parties.

The Company’s loan agreements and other London Interbank Offered Rate (LIBOR)-based financing transactions (including certain leveraged aircraft leases) generally obligate the Company to reimburse the applicable lender for incremental costs due to a change in law that imposes (i) any reserve or special deposit requirement against assets of, deposits with or credit extended by such lender related to the loan, (ii) any tax, duty or other charge with respect to the loan (except standard income tax) or (iii) capital adequacy requirements. In addition, the Company’s loan agreements, derivative contracts and other financing arrangements typically contain a withholding tax provision that requires the Company to pay additional amounts to the applicable lender or other financing party, generally if withholding taxes are imposed on such lender or other financing party as a result of a change in the applicable tax law.

These increased cost and withholding tax provisions continue for the entire term of the applicable transaction, and there is no limitation on the maximum additional amounts the Company could be obligated to pay under such provisions. Any failure to pay amounts due under such provisions generally would trigger an event of default and, in a secured financing transaction, would entitle the lender to foreclose on the collateral to realize the amount due.

In certain transactions, including certain aircraft financing leases and loans and derivative transactions, the lessors, lenders and/or other parties have rights to terminate the transaction based on changes in foreign tax law, illegality or certain other events or circumstances. In such a case, the Company may be required to make a lump sum payment to terminate the relevant transaction.

The Company has general indemnity clauses in many of its airport and other real estate leases where the Company as lessee indemnifies the lessor (and related parties) against liabilities related to the Company’s use of the leased property. Generally, these indemnifications cover liabilities resulting from the negligence of the indemnified parties, but not liabilities resulting from the gross negligence or willful misconduct of the indemnified parties. In addition, the Company provides environmental indemnities in many of these leases for contamination related to the Company’s use of the leased property.

Under certain contracts with third parties, the Company indemnifies the third party against legal liability arising out of an action by the third party, or certain other parties. The terms of these contracts vary and the potential exposure under these indemnities cannot be determined. The Company has liability insurance protecting the Company for some of the obligations it has undertaken under these indemnities.

AMR and American have event risk covenants in approximately $497 million of indebtedness and operating leases as of December 31, 2012. These covenants permit the holders of such obligations to receive a higher rate of return (between 100 and 600 basis points above the stated rate) if a designated event, as defined, should occur and the credit ratings of such obligations are downgraded below certain levels within a certain period of time. No designated event, as defined, had occurred as of December 31, 2012.

The Company is involved in certain claims and litigation related to its operations. The Company is also subject to regulatory assessments in the ordinary course of business. AMR establishes reserves for litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. In the opinion of management, liabilities, if any, arising from these regulatory matters, claims and litigation will not have a material adverse effect on the Company’s consolidated financial position, results of operations, or cash flows, after consideration of available insurance.

In the fourth quarter of 2012, the Company entered into a settlement agreement resolving a commercial dispute. The settlement agreement includes two elements which were valued at relative fair value and will be recognized when earned. The Company determined that the settlement includes a litigation gain of $280 million, which was valued using future cash flows and recognized in the fourth quarter of 2012. The settlement also includes an incentive which is contingent upon signing a future contract and will be recognized over the term of the future contract, when and if signed.

As a result of the filing of the Chapter 11 Cases, attempts to prosecute, collect, secure or enforce remedies with respect to prepetition claims against the Debtors are subject to the automatic stay provisions of section 362(a) of the Bankruptcy Code, except in such cases where the Bankruptcy Court has entered an order modifying or lifting the automatic stay. Notwithstanding the general application of the automatic stay described above, governmental authorities, both domestic and foreign, may determine to continue actions brought under their regulatory powers. Therefore, the automatic stay may have no effect on certain matters, and the Debtors cannot predict the impact, if any, that its Chapter 11 Cases might have on its commitments and obligations.

Depreciation and Amortization	3 Months Ended
Mar. 31, 2013
Depreciation and Amortization

4. Depreciation and Amortization

Accumulated depreciation of owned equipment and property at March 31, 2013 and December 31, 2012 was $10.8 billion and $10.6 billion, respectively. Accumulated amortization of equipment and property under capital leases at March 31, 2013 and December 31, 2012 was $219 million and $205 million, respectively.

Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Income Taxes

5. Income Taxes

The Company provides a valuation allowance for deferred tax assets when it is more likely than not that some portion, or all, of its deferred tax assets will not be realized. The Company’s deferred tax asset valuation allowance increased from $4.4 billion as of December 31, 2012 to $4.5 billion as of March 31, 2013, including the impact of comprehensive income for the three months ended March 31, 2013 and changes from other adjustments. These other adjustments include the realization of an income tax expense credit of approximately $22 million recorded for the three months ended March 31, 2013 by the Company as a result of passage of the American Taxpayer Relief Act of 2012. There was no amount of adjustment recorded by the Company during the quarter ended March 31, 2012.

Under current accounting rules, the Company is required to consider all items (including items recorded in other comprehensive income) in determining the amount of tax benefit that results from a loss from continuing operations and that should be allocated to continuing operations. Due to the significant volatility of items impacting other comprehensive income on a quarterly basis, the Company generally does not record any such tax benefit allocation until all items impacting other comprehensive income are known for the annual period. Thus, any such interim tax benefit allocation may subsequently be subject to reversal.

9. Income Taxes

The significant components of the income tax provision (benefit) were (in millions):

	Year Ended December 31,
	2012	2011	2010
Current	$—	$(25)	$(5)
Deferred	(569)	25	(30)

Income tax benefit	$(569)	$—	$(35)

The income tax expense (benefit) differed from amounts computed at the statutory federal income tax rate as follows (in millions):

	Year Ended December 31,
	2012	2011	2010
Statutory income tax provision expense/(benefit)	$(857)	$(691)	$(177)
State income tax expense/(benefit), net of federal tax effect	(32)	(37)	(1)
Meal expense	7	8	7
Bankruptcy administration expenses	26	—	—
Change in valuation allowance	839	705	121
Tax benefit resulting from OCI allocation	(569)	—	—
Other, net	17	15	15

Income tax benefit	$(569)	$—	$(35)

The Company recorded a $569 million non-cash income tax benefit from continuing operations during the fourth quarter of 2012. Under current accounting rules, the Company is required to consider all items (including items recorded in other comprehensive income) in determining the amount of tax benefit that results from a loss from continuing operations and that should be allocated to continuing operations. As a result, the Company recorded a tax benefit on the loss from continuing operations for the year, which will be exactly offset by income tax expense on other comprehensive income. However, while the income tax benefit from continuing operations is reported on the income statement, the income tax expense on other comprehensive income is recorded directly to Accumulated other comprehensive income, which is a component of stockholders’ equity. Because the income tax expense on other comprehensive income is equal to the income tax benefit from continuing operations, the Company’s year-end net deferred tax position is not impacted by this tax allocation.

The change in the valuation allowance reflects the recording by the Company in 2010 of an income tax expense credit of approximately $30 million resulting from the Company’s elections under applicable sections of the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 and the Housing and Economic Recovery Act of 2008 (as extended by the American Recovery and Reinvestment Act of 2009), allowing corporations to accelerate utilization of certain research and alternative minimum tax (AMT) credit carryforwards in lieu of applicable bonus depreciation on certain qualifying capital investments. These provisions were extended by passage of the American Taxpayer Relief Act of 2012, providing the potential for the Company to realize up to an additional $22 million in credits during 2013.

In addition to the changes in the valuation allowance from operations described in the table above, the valuation allowance was also impacted by the changes in the components of Accumulated other comprehensive income (loss), described in Note 13 to the consolidated financial statements. The total increase in the valuation allowance was $263 million, $1.2 billion, and $121 million in 2012, 2011, and 2010, respectively.

The Company provides a valuation allowance for deferred tax assets when it is more likely than not that some portion, or all of its deferred tax assets, will not be realized. In assessing the realizability of the deferred tax assets, management considers whether it is more likely than not that some portion, or all of the deferred tax assets, will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income (including reversals of deferred tax liabilities) during the periods in which those temporary differences will become deductible.

The components of AMR’s deferred tax assets and liabilities were (in millions):

	December 31,
	2012	2011
Deferred tax assets:
Postretirement benefits other than pensions	$440	$1,074
Rent expense	127	325
Alternative minimum tax credit carryforwards	367	367
Operating loss carryforwards	2,256	2,389
Pensions	2,455	2,341
Frequent flyer obligation	657	681
Gains from lease transactions	6	28
Reorganization items	864	—
Other	754	681

Total deferred tax assets	7,926	7,886
Valuation allowance	(4,411)	(4,148)

Net deferred tax assets	3,515	3,738

Deferred tax liabilities:
Accelerated depreciation and amortization	(3,318)	(3,543)
Other	(197)	(195)

Total deferred tax liabilities	(3,515)	(3,738)

Net deferred tax asset	$—	$—

At December 31, 2012, the Company had available for federal income tax purposes an AMT credit carryforward of approximately $367 million, which is available for an indefinite period, and federal net operating losses of approximately $6.6 billion for regular tax purposes, which will expire, if unused, beginning in 2022. These net operating losses include an unrealized benefit of approximately $666 million related to the implementation of share-based compensation accounting guidance that will be recorded in equity when realized. The Company had available for state income tax purposes net operating losses of $3.6 billion, which expire, if unused, in years 2013 through 2027. The amount that will expire in 2013 is $105 million if not used.

The Company files its tax returns as prescribed by the tax laws of the jurisdictions in which it operates. The Company’s 2004 through 2011 tax years are still subject to examination by the Internal Revenue Service. Various state and foreign jurisdiction tax years remain open to examination and the Company is under examination, in administrative appeals, or engaged in tax litigation in certain jurisdictions. The Company believes that the effect of any additional assessment(s) will be immaterial to its consolidated financial statements.

Cash payments (refunds) for income taxes were $6 million, $1 million and $(32) million for 2012, 2011 and 2010, respectively.

Under special tax rules (the Section 382 Limitation), cumulative stock ownership changes among material shareholders exceeding 50 percent during a rolling three year period can potentially limit a company’s future use of net operating losses and tax credits. See discussion under Item 1A, “Risk Factors—Chapter 11 Reorganization Risks” regarding the potential impact of these rules on the company’s utilization of its net operating losses.

The Company has an unrecognized tax benefit of approximately $6 million, which did not change during the twelve months ended December 31, 2012. Changes in the unrecognized tax benefit have no impact on the effective tax rate due to the existence of the valuation allowance. Accrued interest on tax positions is recorded as a component of interest expense but was not significant at December 31, 2012.

The reconciliation of the beginning and ending amounts of unrecognized tax benefit are (in millions):

	2012	2011
Unrecognized Tax Benefit at January 1	$6	$6
No Activity	—	—

Unrecognized Tax Benefit at December 31	$6	$6

The Company estimates that the unrecognized tax benefit will not significantly change within the next twelve months.

Indebtedness	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Indebtedness

6. Indebtedness and Leases

Long-term debt classified as not subject to compromise consisted of (in millions):

	March 31, 2013	December 31, 2012
Secured variable and fixed rate indebtedness due through 2023 (effective rates from 1.00%-13.00% at March 31, 2013)	$3,004	$3,297
Enhanced equipment trust certificates (EETC) due through 2025 (rates from 4.00%-10.375% at March 31, 2013)	1,851	1,741
6.00%-8.50% special facility revenue bonds due through 2036	1,314	1,313
7.50% senior secured notes due 2016	1,000	1,000
AAdvantage Miles advance purchase (net of discount of $50 million) (effective rate 8.3%)	733	772
6.25% senior convertible notes due 2014	—	—
9.0%-10.2% debentures due through 2021	—	—
7.88%-10.55% notes due through 2039	—	—

	7,902	8,123
Less current maturities	1,256	1,388

Long-term debt, less current maturities	$6,646	$6,735

The financings listed in the table above are considered not subject to compromise. For information regarding the liabilities subject to compromise, see Note 1 to the Condensed Consolidated Financial Statements.

The Company’s future long-term debt and operating lease payments have changed as its ordered aircraft are delivered and such deliveries have been financed. As of March 31, 2013, maturities of long-term debt (including sinking fund requirements) for the next five years are:

Years Ending December 31 (in millions)	Principal Not Subject to Compromise	Principal Subject to Compromise	Total Principal Amount
Remainder of 2013	$ 1,004	$ 177	$ 1,181
2014	870	612	1,482
2015	768	5	773
2016	1,762	66	1,828
2017	503	42	545

Principal Not Subject to Compromise and Subject to Compromise includes payments not made due to the Chapter 11 Cases of $451 million and $148 million, respectively.

Future minimum lease payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of a year as of March 31, 2013, were: remainder of 2013 – $854 million, 2014 – $1.0 billion, 2015 – $978 million, 2016 – $901 million, 2017 – $861 million, and 2018 and beyond – $5.1 billion. As of March 31, 2013, $201 million and $163 million are included on the accompanying balance sheet in Liabilities Subject to Compromise and Accrued liabilities and other liabilities and deferred credits, respectively, relating to rent expense being recorded in advance of future operating lease payments.

As of March 31, 2013, AMR had issued guarantees covering approximately $1.5 billion of American’s tax-exempt bond debt (and interest thereon) and $4.1 billion of American’s secured debt (and interest thereon). American had issued guarantees covering approximately $842 million of AMR’s unsecured debt (and interest thereon).

EETC Transactions

On March 12, 2013, American closed its private offering of two tranches of enhanced equipment trust certificates (the Series 2013-1 EETCs) in the aggregate face amount of $664 million. The Series 2013-1 EETCs are comprised of a senior tranche of Class A Certificates with an interest rate of 4.00% per annum and a final expected distribution date of July 15, 2025, and a junior tranche of Class B Certificates with an interest rate of 5.625% per annum and a final expected distribution date of January 15, 2021. The Series 2013-1 EETCs represent an interest in the assets of two separate pass through trusts, each of which hold equipment notes issued or expected to be issued by American. Interest on the issued and outstanding equipment notes will be payable semiannually on January 15 and July 15 of each year, commencing on July 15, 2013, and principal on such equipment notes is scheduled for payment on January 15 and July 15 of certain years, commencing on January 15, 2014. The equipment notes are secured by eight currently owned Boeing 737-823 aircraft and one currently owned Boeing 777-223ER aircraft and are expected to be secured by four new Boeing 777-323ER aircraft currently scheduled for delivery to American during the period from April 2013 to July 2013. The certificates were offered in the U.S. to qualified institutional buyers, as defined in, and in reliance on, Rule 144A under the Securities Act of 1933, as amended (the Securities Act).

The Company filed a motion with the Bankruptcy Court on October 9, 2012, requesting entry of an order authorizing American to, among other things: (i) obtain postpetition financing in an amount of up to $1.5 billion secured on a first priority basis by, among other things, up to 41 Boeing 737-823 aircraft, 14 Boeing 757-223 aircraft, one Boeing 767-323ER aircraft and 19 Boeing 777-223ER aircraft as part of a new enhanced equipment trust certificate (EETC) financing (the Refinancing EETC) to be offered pursuant to Rule 144A under the Securities Act, and (ii) use cash on hand (including proceeds of the Refinancing EETC) to indefeasibly repay the existing prepetition obligations secured by such aircraft, as applicable, which are currently financed through, as the case may be, an EETC financing entered into by American in July 2009 (the Series 2009-1 Pass Through Certificates), a secured notes financing entered into by American in July 2009 (the 2009-2 Senior Secured Notes) and an EETC financing entered into by American in October 2011 (the Series 2011-2 Pass Through Certificates and, together with the Series 2009-1 Pass Through Certificates and the 2009-2 Senior Secured Notes, the Existing Financings), in each case without the payment of any make-whole amount or other premium or prepayment penalty. American expects the Refinancing EETC structure to be substantially similar to the structure of the Series 2011-2 Pass Through Certificates, other than the economic terms (such as the interest rate) and certain terms and conditions to be in effect during its current Chapter 11 bankruptcy case.

The Bankruptcy Court approved the motion on January 17, 2013 and entered an order (the EETC Order) pursuant to such effect on February 1, 2013. The trustees for the Existing Financings have appealed the EETC Order and judgments rendered in certain related adversary proceedings. The appeals are currently being briefed before the Second Circuit Court of Appeals and will be fully submitted by April 30, 2013. The Company intends to continue to assert vigorously its rights to repay the Existing Financings without the payment of any make-whole amount or other premium or prepayment penalty, and the Company is considering all of its options, including the payment of the Existing Financings and closing the Refinancing EETC notwithstanding such appeal. There can be no assurance that the refinancing EETC will be able to be effected on acceptable terms, if at all.

Sale-leaseback Arrangements

American has entered into sale-leaseback arrangements with certain leasing companies to finance 32 Boeing 737-800 aircraft scheduled to be delivered from April 2013 through 2014. The financings of each aircraft under these arrangements are subject to certain terms and conditions. In addition, in some instances, they are also subject to collaboration with the Creditors’ Committee and other key stakeholders and to the approval of the Bankruptcy Court.

During the first three months of 2013, American financed 8 Boeing 737-800 and three Boeing 777-300ER aircraft under sale-leaseback arrangements, which are accounted for as operating leases. These sale-leaseback transactions resulted in gains which are being amortized over the respective remaining lease terms.

Collateral Related Covenants

Certain of American’s debt financing agreements contain loan to value ratio covenants and require American to periodically appraise the collateral. Pursuant to such agreements, if the loan to value ratio exceeds a specified threshold, American is required, as applicable, to subject additional qualifying collateral (which in some cases may include cash collateral), or pay down such financing, in whole or in part, with premium (if any), or pay additional interest on the related indebtedness, as described below.

Specifically, American is required to meet certain collateral coverage tests on a periodic basis on two financing transactions: (1) 10.5% $450 million Senior Secured Notes due 2012 (the 10.5% Notes) and (2) Senior Secured Notes, as described below:

	10.5% Notes		Senior Secured Notes

Frequency of Appraisals	Semi-Annual (April and October)		Semi-Annual (June and December)

LTV Requirement	43%; failure to meet collateral test requires posting of additional collateral	1.5x Collateral valuation to
amount of debt outstanding
(67% LTV); failure to meet
collateral test results in
American paying 2% additional
interest until the ratio is at least
1.5x; additional collateral can be
			posted to meet this requirement

LTV as of Last Measurement Date	47.5%	%	38.8%

	143 aircraft consisting of:

	Type	# of Aircraft	Generally, certain route authorities, take-off and landing slots, and rights to airport facilities used by American to operate certain services between the U.S. and London Heathrow, Tokyo Narita/Haneda, and China
Collateral Description	MD-80	74
	B757-200	41
	B767-200ER	3
	B767-300ER	25

	TOTAL	143

At March 31, 2013, the Company was in compliance with the most recently completed collateral coverage tests for the Senior Secured Notes. As of March 31, 2013, American had $41 million of cash collateral posted with respect to the 10.5% notes, which matured in 2012. The Company has not satisfied the debt with respect to the 10.5% notes due to the ongoing Chapter 11 Cases.

Other

Almost all of the Company’s aircraft assets (including aircraft and aircraft-related assets eligible for the benefits of section 1110 of the Bankruptcy Code) are encumbered, and the Company has a very limited quantity of assets which could be used as collateral in financing.

The Chapter 11 Cases triggered defaults on substantially all debt and lease obligations of the Debtors. However, under section 362 of the Bankruptcy Code, the commencement of a Chapter 11 case automatically stays most creditor actions against the Debtors’ estates.

As discussed in Note 1 to the Condensed Consolidated Financial Statements, the Company has been using the benefits afforded by the Bankruptcy Code to restructure the terms of much of its indebtedness and lease obligations. The Company cannot predict at this time the outcome of its efforts to restructure its indebtedness and lease obligations. It is possible that holders of the Company’s unsecured indebtedness may lose a portion of their investment depending on the outcome of the Chapter 11 Cases.

7. Indebtedness

Long-term debt classified as not subject to compromise consisted of (in millions):

	December 31, 2012	December 31, 2011
Secured variable and fixed rate indebtedness due through 2023 (effective rates from 1.00%—13.00% at December 31, 2012)	$3,297	$2,952
Enhanced equipment trust certificates due through 2021 (rates from 5.10%—10.375% at December 31, 2012)	1,741	1,942
6.00%—8.50% special facility revenue bonds due through 2036	1,313	1,436
7.50% senior secured notes due 2016	1,000	1,000
AAdvantage Miles advance purchase (net of discount of $53 million) (effective rate 8.3%)	772	890
6.25% senior convertible notes due 2014	—	—
9.0%—10.20% debentures due through 2021	—	—
7.88%—10.55% notes due through 2039	—	—

	8,123	8,220
Less current maturities	1,388	1,518

Long-term debt, less current maturities	$6,735	$6,702

The financings listed in the table above are considered not subject to compromise. For information regarding the liabilities subject to compromise, see Note 1 and Note 8 to the consolidated financial statements.

The Company’s future long-term debt and operating lease payments have changed as its ordered aircraft are delivered and such deliveries have been financed. As of December 31, 2012, maturities of long-term debt (including sinking fund requirements) for the next five years are:

Years Ending December 31 (in millions)	Principal Not Subject to Compromise	Principal Subject to Compromise	Total Principal Amount
2013	$ 1,388	$ 177	$ 1,565
2014	857	612	1,469
2015	758	6	764
2016	1,751	66	1,817
2017	492	42	534

Principal Not Subject to Compromise and Subject to Compromise includes payments not made due to the Chapter 11 Cases of $451 million and $135 million respectively.

As of December 31, 2012, AMR had issued guarantees covering approximately $1.5 billion of American’s tax-exempt bond debt (and interest thereon) and $4.2 billion of American’s secured debt (and interest thereon). American had issued guarantees covering approximately $842 million of AMR’s unsecured debt (and interest thereon). AMR also guarantees $6.3 million of American’s leases of certain Super ATR aircraft and certain Embraer RJ-135 aircraft, which are subleased to AMR Eagle.

During 2012, the Company entered into a series of agreements with the lender with respect to its 216 Embraer RJ aircraft and certain other interested parties pursuant to which the Company (i) surrendered 18 Embraer RJ 135 aircraft on June 21, 2012, (ii) subject to certain conditions (including reaching agreement on definitive documentation), will restructure the mortgage debt encumbering 59 Embraer 140 aircraft and 68 Embraer 145 aircraft and (iii) transferred and leased back its remaining 21 Embraer RJ 135 aircraft. The debt encumbering 50 Embraer 145 aircraft will not be reduced. The Company’s entry into these transactions was approved by the Bankruptcy Court on November 8, 2012. The modifications to the financing arrangement for the Embraer RJ-140, RJ-145, and RJ-135 aircraft meet the definition of troubled debt restructurings per ASC 470-60 “Troubled Debt Restructurings by Debtors”, and resulted in a gain of approximately $380 million, or $1.13 gain per share, offset by estimated claims filed by the creditor of approximately $592 million and a loss on the asset transfer of approximately $64 million. The estimated net loss of $276 million is included as a component of reorganization items, net.

On January 25, 2011, American closed on a $657 million offering of Class A and Class B Pass Through Trust Certificates, Series 2011-1 (the 2011-1 Certificates). Interest of 5.25% and 7.00% per annum on the issued and outstanding Series A equipment notes and Series B equipment notes, respectively, will be payable semiannually on January 31 and July 31 of each year, commencing on July 31, 2011, and principal on such equipment notes is scheduled for payment on January 31 and July 31 of certain years, commencing on July 31, 2011. The payment obligations of American under the equipment notes are fully and unconditionally guaranteed by AMR. All proceeds from the sale of the Series 2011-1 Certificates have been received by American.

In March 2011, American issued $1.0 billion aggregate principal amount of senior secured notes due 2016 (the Senior Secured Notes) guaranteed by the Company. The Senior Secured Notes bear interest at a rate of 7.50% per annum, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2011. As is customary for financings of this nature, the indebtedness evidenced by the Senior Secured Notes may be accelerated upon the occurrence of events of default under the related indenture. The Senior Secured Notes are senior secured obligations of American and are unconditionally guaranteed on an unsecured basis by the Company. Subject to certain limitations and exceptions, the Senior Secured Notes are secured by certain route authorities, airport landing and takeoff slots, and rights to use or occupy space in airport terminals, in each case that American uses to operate non-stop services between certain airports in the United States and London’s Heathrow Airport, and between certain airports in the United States and certain airports in Japan and China.

American, at its option, may redeem some or all of the Senior Secured Notes at any time on or after March 15, 2013, at specified redemption prices, plus accrued and unpaid interest, if any. In addition, at any time prior to March 15, 2013, American, at its option, may redeem some or all of the Senior Secured Notes at a redemption price equal to 100% of their principal amount plus a “make-whole” premium and accrued and unpaid interest, if any. In addition, at any time prior to March 15, 2014, American, at its option, may redeem (1) up to 35% of the aggregate principal amount of the Senior Secured Notes with the proceeds of certain equity offerings at a redemption price of 107.5% of their principal amount, plus accrued and unpaid interest, if any, and (2) during any 12-month period, up to 10% of the original aggregate principal amount of the Senior Secured Notes at a redemption price of 103% of their principal amount, plus accrued and unpaid interest, if any. If American sells certain assets or if a “change of control” (as defined in the indenture) occurs, American must offer to repurchase the Senior Secured Notes at prices specified in the indenture.

The indenture for the Senior Secured Notes includes covenants that, among other things, limit the ability of the Company and its subsidiaries to merge, consolidate, sell assets, incur additional indebtedness, issue preferred stock, make investments and pay dividends.

On October 4, 2011, American closed on a $726 million offering of Class A Pass Through Trust Certificates, Series 2011-2 (the 2011-2 Certificates). Interest of 8.625% per annum on the issued and outstanding 2011-2 Certificates will be payable semiannually on April 15 and October 15 of each year, commencing on April 15, 2012, and principal on such equipment notes is scheduled for payment on April 15 and October 15 of certain years, commencing on April 15, 2012. The payment obligations of American under the equipment notes are fully and unconditionally guaranteed by AMR. All proceeds from the sale of the Series 2011-2 Certificates have been received by American.

In 2009, American entered into an arrangement under which Citibank paid to American $1 billion in order to pre-purchase AAdvantage Miles (the Advance Purchase Miles) under American’s AAdvantage frequent flier loyalty program (the Advance Purchase). Approximately $890 million of the Advance Purchase proceeds was accounted for as a loan from Citibank with the remaining $110 million recorded as Deferred Revenue in Other liabilities and deferred credits.

To effect the Advance Purchase, American and Citibank entered into an Amended and Restated AAdvantage Participation (as so amended and restated, the Amended Participation Agreement). Under the Amended Participation Agreement, American agreed that it would apply in equal monthly installments, over a five year period beginning on January 1, 2012, the Advance Purchase Miles to Citibank cardholders’ AAdvantage accounts.

Pursuant to the Advance Purchase, Citibank has been granted a first-priority lien on certain of American’s AAdvantage program assets, and a second lien on the collateral that secures the Senior Secured Notes. Commencing on December 31, 2011, American has the right to repurchase, without premium or penalty, any or all of the Advance Purchase Miles that have not then been posted to Citibank cardholders’ accounts. American is also obligated, in certain circumstances (including certain specified termination events under the Amended Participation Agreement, certain cross defaults and cross acceleration events, and if any Advance Purchase Miles remain at the end of the term) to repurchase for cash all of the Advance Purchase Miles that have not then been used by Citibank.

The Amended Participation Agreement includes provisions that grant Citibank the right to use Advance Purchase Miles on an accelerated basis under specified circumstances. American also has the right under certain circumstances to release, or substitute other comparable collateral for, the Heathrow and Narita route and slot related collateral.

At December 31, 2012, the Company had outstanding $460 million principal amount of its 6.25 percent senior convertible notes due 2014, which is classified as liabilities subject to compromise (see Note 1 to the consolidated financial statements). Each note is convertible by holders into shares of AMR common stock at an initial conversion rate of 101.0101 shares per $1000 principal amount of notes (which represents an equivalent initial conversion price of approximately $9.90 per share), subject to adjustment upon the occurrence of certain events, at any time prior to the close of business on the business day immediately preceding the maturity date of the notes. The Company must pay the conversion price of the notes in common stock. If the holders of the notes do not convert prior to maturity, the Company will retire the debt in cash. These notes are guaranteed by American. In the case of the Senior Secured Notes, an additional alternative is to pay a higher rate of interest on such notes until such time, if any, as the loan to value ratio is below the specified threshold.

Certain of American’s debt financing agreements contain loan to value ratio covenants and require American to periodically appraise the collateral. Pursuant to such agreements, if the loan to value ratio exceeds a specified threshold, American is required, as applicable, to subject additional qualifying collateral (which in some cases may include cash collateral), or pay down such financing, in whole or in part, with premium (if any), or pay additional interest on the related indebtedness, as described below.

Specifically, American is required to meet certain collateral coverage tests on a periodic basis on two financing transactions: (1) 10.5% $450 million Senior Secured Notes due 2012 (the 10.5% Notes) and (2) Senior Secured Notes, as described below:

	(1) 10.5% Notes			(2) Senior Secured Notes

Frequency of Appraisals	Semi-Annual (April and October, ending April 2011)			Semi-Annual (June and December)

LTV Requirement	43%; failure to meet collateral test requires posting of additional collateral	1.5x Collateral valuation to
amount of debt outstanding
(67% LTV); failure to meet
collateral test results in
American paying 2% additional
interest until the ratio is at least
1.5x; additional collateral can be
				posted to meet this requirement

LTV as of Last Measurement Date	47.5%		%	38.8%

	143 aircraft consisting of:

	Type	# of Aircraft		Generally, certain route authorities, take-off and landing slots, and rights to airport facilities used by American to operate certain services between the U.S. and London Heathrow, Tokyo Narita/Haneda, and China
Collateral Description	MD-80	74
	B757-200	41
	B767-200ER	3
	B767-300ER	25
	TOTAL	143

At December 31, 2012, the Company was in compliance with the most recently completed collateral coverage tests for the Senior Secured Notes. As of December 31, 2012, American had $41 million of cash collateral posted with respect to the 10.5% Notes but was not in compliance with the most recently completed collateral coverage test for that transaction. The Company has not remedied its non-compliance with that test due to the ongoing Chapter 11 Cases. On October 1, 2012, the indebtedness underlying the 2005 Spare Engine EETC with respect to which American was required to comply with a collateral coverage test was paid in full, so American is no longer required to comply with a collateral coverage test for that transaction.

Cash payments for interest, net of capitalized interest, were $485 million, $747 million and $735 million for 2012, 2011 and 2010, respectively.

Almost all of the Company’s aircraft assets (including aircraft and aircraft-related assets eligible for the benefits of section 1110 of the Bankruptcy Code) are encumbered, and the Company has a very limited quantity of assets which could be used as collateral in financing.

The Chapter 11 Cases triggered defaults on substantially all debt and lease obligations of the Debtors. However, under section 362 of the Bankruptcy Code, the commencement of a Chapter 11 case automatically stays most creditor actions against the Debtors’ estates.

The Debtors cannot predict the impact, if any, that the Chapter 11 Cases might have on these obligations. For further information regarding the Chapter 11 Cases, see Note 1 to the consolidated financial statements.

Fair Value Measurements	3 Months Ended
Mar. 31, 2013
Fair Value Measurements

7. Fair Value Measurements

The Company utilizes the market approach to measure fair value for its financial assets and liabilities. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s short-term investments classified as Level 2 primarily utilize broker quotes in a non-active market for valuation of these securities. The Company’s fuel derivative contracts, which consist primarily of collars (consisting of a purchased call option and a sold put option) and call spreads (consisting of a purchased call option and a sold call option), are valued using energy and commodity market data which is derived by combining raw inputs with quantitative models and processes to generate forward curves and volatilities. Heating oil, jet fuel and crude oil are the primary underlying commodities in the hedge portfolio. No changes in valuation techniques or inputs occurred during the three months ended March 31, 2013.

Assets and liabilities measured at fair value on a recurring basis are summarized below:

(in millions)	Fair Value Measurements as of March 31, 2013
	Total	Level 1	Level 2	Level 3
Description
Short-term investments[1,2]
Money market funds	$417	$417	$—	$—
Government agency investments	609	—	609	—
Repurchase investments	280	—	280	—
Corporate obligations	1,749	—	1,749	—
Bank notes / Certificates of deposit / Time deposits	583	—	583	—

	3,638	417	3,221	—
Restricted cash and short-term investments[1]	853	853	—	—
Fuel derivative contracts, net[1]	66	—	66	—

Total	$4,557	$1,270	$3,287	$—

[1]

Unrealized gains or losses on short-term investments, restricted cash and short-term investments and derivatives qualifying for hedge accounting are recorded in Accumulated other comprehensive income (loss) at each measurement date.

[2]

The Company’s short-term investments mature in one year or less except for $350 million of Bank notes/Certificates of deposit/Time deposits, $609 million of U.S. Government agency investments and $470 million of Corporate obligations which have maturity dates exceeding one year.

No significant transfers between Level 1 and Level 2 occurred during the three months ended March 31, 2013. The Company’s policy regarding the recording of transfers between levels is to reflect any such transfers at the end of the reporting period.

As of March 31, 2013, the Company had no exposure to European sovereign debt.

The fair values of the Company’s long-term debt classified as Level 2 were estimated using quoted market prices or discounted cash flow analyses, based on the Company’s current estimated incremental borrowing rates for similar types of borrowing arrangements. All of the Company’s long term debt not classified as subject to compromise is classified as Level 2.

The carrying value and estimated fair values of the Company’s long-term debt, including current maturities, not classified as subject to compromise, were (in millions):

	March 31, 2013		December 31, 2012
	Carrying Value	Fair Value	Carrying Value	Fair Value
Secured variable and fixed rate indebtedness	$3,004	$2,883	$3,297	$3,143
Enhanced equipment trust certificates	1,851	1,946	1,741	1,811
6.0%—8.5% special facility revenue bonds	1,314	1,453	1,313	1,308
7.50% senior secured notes	1,000	1,150	1,000	1,074
AAdvantage Miles advance purchase	733	739	772	779
6.25% senior convertible notes	—	—	—	—
9.0%—10.20% debentures	—	—	—	—
7.88%—10.55% notes	—	—	—	—

	$7,902	$8,171	$8,123	$8,115

The carrying value and estimated fair value of the Company’s long-term debt, including current maturities, classified as subject to compromise, were (in millions):

	March 31, 2013		December 31, 2012
	Carrying Value	Fair Value	Carrying Value	Fair Value
Secured variable and fixed rate indebtedness	$172	$148	$172	$154
Enhanced equipment trust certificates	—	—	—	—
6.0%—8.5% special facility revenue bonds	186	194	186	186
7.50% senior secured notes	—	—	—	—
AAdvantage Miles advance purchase	—	—	—	—
6.25% senior convertible notes	460	509	460	400
9.0%—10.20% debentures	214	238	214	112
7.88%—10.55% notes	166	49	166	33

	$1,198	$1,138	$1,198	$885

All of the Company’s long term debt classified as subject to compromise is classified as Level 2.

Retirement Benefits	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Retirement Benefits

8. Retirement Benefits

The following tables provide the components of net periodic benefit cost for the three months ended March 31, 2013 and 2012 (in millions):

	Pension Benefits
	Three Months Ended March 31,
	2013	2012
Components of net periodic benefit cost
Service cost	$1	$104
Interest cost	163	191
Expected return on assets	(180)	(166)
Amortization of:
Prior service cost	7	4
Unrecognized net (gain) loss	23	61

Net periodic benefit cost	$14	$194

	Retiree Medical and Other Benefits
	Three Months Ended March 31,
	2013	2012
Components of net periodic benefit cost
Service cost	$—	$15
Interest cost	13	38
Expected return on assets	(4)	(4)
Amortization of:
Prior service cost	(61)	(7)
Unrecognized net (gain) loss	(2)	(2)

Net periodic benefit cost	$(54)	$40

The Company is required to make minimum contributions to its defined benefit pension plans under the minimum funding requirements of ERISA, the Pension Funding Equity Act of 2004, the Pension Protection Act of 2006, and the Pension Relief Act of 2010. As a result of the Chapter 11 Cases, AMR contributed $33 million to its U.S. defined benefit pension plans during the first quarter of 2013 covering post-petition periods. The Company’s remaining 2013 contributions to its defined benefit pension plans are subject to the Chapter 11 proceedings. Prior to the closing of the Merger (see Note 13 to the Condensed Consolidated Financial Statements for further information), AMR and/or its subsidiaries will make all minimum required contributions to each AMR compensation and benefit plan that are required to have been made and were not made prior to the effective date of the Merger. As a result of the Company only contributing the post-petition portion of required contributions, the PBGC filed a lien against certain assets of the Company in 2012.

Recent Modifications to Pension and Other Post-Employment Benefits

The Company’s defined benefit pension plans were frozen effective November 1, 2012. Eligible employees began to receive a replacement benefit under the $uper $aver 401(k) Plan on November 1, 2012.

In December 2012, the Pilot A Plan, a defined benefit plan, was amended to remove the lump-sum option and the installment option forms of benefit effective December 31, 2012. A small group of American pilots is appealing the Bankruptcy Court’s decision authorizing American to eliminate the lump sum option and installment option forms of benefit. This is the same group of pilots that is appealing the Bankruptcy Court’s decisions authorizing American to reject the pilot CBA and approving the new pilot CBA. All of these appeals have been consolidated, and are pending in the U.S. District Court for the Southern District of New York.

The Pilot B Plan, a defined contribution plan, was terminated on November 30, 2012. Plan B assets will be distributed to pilots in mid-2013.

On July 6, 2012, the Company commenced an adversary proceeding in the Bankruptcy Court seeking a determination on the issue of vesting for former employees who retired and initiated retiree medical coverage before November 1, 2012. The Court held a hearing on January 23, 2013 and has not ruled on this matter as of the date of this report. The Company has been negotiating with the retiree committee since July 2012, seeking a consensual agreement to terminate subsidized retiree medical coverage and life insurance coverage. Those negotiations are continuing.

As a result of the modifications to the retirement benefits as discussed above, a portion of the pension and postretirement benefits liability, primarily relating to retiree medical and other benefits, was classified as liabilities subject to compromise. See Note 1 to the Condensed Consolidated Financial Statements for the breakout of liabilities subject to compromise, including that related to pension and postretirement benefits.

11. Retirement Benefits

The Company sponsors defined benefit and defined contribution pension plans for eligible employees. The defined benefit plans provide benefits for participating employees based on years of service and average compensation for a specified period of time before retirement. The Company uses a December 31 measurement date for all of its defined benefit plans.

Modifications to Retirement and Life Insurance Benefits

On March 7, 2012, the Company announced that, in working with Creditors’ Committee and the Pension Benefit Guarantee Corporation (PBGC), it developed a solution that would allow the Company to pursue a freeze of its defined benefit pension plans for non-pilot employees instead of seeking termination. On September 14, 2012, the Company sent formal legal notice to all defined benefit plan participants and beneficiaries announcing that it was freezing each of the defined benefit pension plans. The freeze of these plans became effective as scheduled on November 1, 2012. Eligible non-pilot employees began to receive a replacement benefit under the $uper $aver 401(k) Plan on November 1, 2012, with the Company matching employee contributions up to 5.5 percent of eligible earnings. With the ratification of a new collective bargaining agreement by pilots on December 7, 2012, pilots began to receive a replacement benefit in the form of a Company contribution to the $uper $aver 401(k) Plan of 14 percent of eligible earnings for work performed beginning on November 1, 2012.

Effective November 8, 2012, the U.S. Treasury Department and the Internal Revenue Service published a Final Regulation establishing the process by which the Company could seek to amend certain structural aspects of the Pilot A Plan, a defined benefit plan. Under that process, the Company applied to the PBGC for a determination that it met the standard to amend the Plan to remove the lump-sum benefit feature and other similar optional forms of benefit. On December 13, 2012, the PBGC issued its determination that the Company has met the standard for amendment set forth in the Final Regulation. On November 23, 2012, the Company filed a motion in the Bankruptcy Court seeking approval of the A Plan amendment. After a hearing on December 19, 2012, the Court granted the motion. On December 21, 2012, the Company amended the A Plan to remove the lump-sum and other similar optional forms of benefit for commencements after December 31, 2012. A small group of American pilots is appealing the Bankruptcy Court’s decision authorizing American to eliminate the lump sum and other similar optional forms of benefit. This is the same group of pilots that is appealing the Bankruptcy Court’s decisions authorizing American to reject the pilot CBA and approving the new pilot CBA. All of these appeals have been consolidated, and are pending in the U.S. District Court for the Southern District of New York.

The Company also terminated the Pilot B Plan, a defined contribution plan, on November 30, 2012. Plan B assets will be distributed to pilots in mid-2013.

On September 14, 2012, the Company notified active employees of its plans to modify its subsidized retiree medical coverage on November 1, 2012. Those who initiate retiree medical coverage on or after November 1, 2012 will go into a new retiree medical program. For those who retire before age 65, two medical options will be available, but the Company will not be subsidizing them. Those who retire at age 65 and over may purchase a guaranteed-issue Medicare supplement plan. Flight attendants and TWU-represented employees will receive a refund of their prefunding retiree medical contributions within 120 days of November 1, 2012.

On March 23, 2012, the Bankruptcy Court entered a Stipulation and Order providing for the appointment of a committee of retired independent and unionized AMR employees (the “Retiree Committee”), and on May 3, 2012 appointed five members to the Retiree Committee. On August 15, 2012, the Company filed a proceeding in the Bankruptcy Court seeking a determination on the issue of vesting for former employees who retired and initiated retiree medical coverage before November 1, 2012. The Court held a hearing on January 23, 2013 and has not ruled on this matter as of the date of this report. On September 20, 2012, the Company opened negotiations with the Retiree Committee, seeking a consensual agreement to terminate subsidized retiree medical coverage and life insurance coverage. Those negotiations are continuing.

As a result of the modifications to the retirement benefits as discussed above, a portion of the pension and postretirement benefits liability, primarily relating to retiree medical and other benefits, was classified as liabilities subject to compromise as of December 31, 2012.

Curtailment and Plan Amendment in the Third Quarter of 2012

In accordance with ASC 715 “Retirement Benefits” (ASC 715), in the third quarter of 2012 the Company remeasured its defined benefit pension and retiree medical plans as a result of modifications to its retirement plans and reductions in certain work groups (see above and Note 1 to the consolidated financial statements). The Company updated its significant actuarial assumptions used for the remeasurements including the discount rate, which was lowered to 4.10 percent and 3.80 percent for the defined benefit pension plans and retiree medical plans, respectively.

The remeasurement of the defined benefit plans resulted in an actuarial loss of $1.9 billion offset by a curtailment gain of $1.8 billion. In addition, a loss of $58 million, representing unamortized prior service cost as of the remeasurement date of the frozen defined benefit plans, is included as a component of reorganization items, net.

Further, as a result of modifications to its retiree medical plans, the Company recognized a negative plan amendment of $1.9 billion, which is included as a component of actuarial gain arising in current year in other comprehensive income and will be amortized over the future service life of the active plan participants for whom the benefit was eliminated, or approximately 8 years. In addition, a net credit of $124 million, representing unamortized prior service credits of $157 million offset by a curtailment loss of $33 million, is included as a component of reorganization items, net.

Year End Information

The following table provides a reconciliation of the changes in the pension and retiree medical and other benefit obligations and fair value of assets for the years ended December 31, 2012 and 2011, and a statement of funded status as of December 31, 2012 and 2011 (in millions):

	Pension Benefits		Retiree Medical and Other Benefits
	2012	2011	2012	2011
Reconciliation of benefit obligation
Obligation at January 1	$14,568	$12,968	$3,122	$3,097
Service cost	341	386	46	61
Interest cost	729	757	128	174
Actuarial (gain) loss	2,345	1,237	104	(63)
Plan amendments	301	—	(1,904)	(3)
Curtailments	(1,841)	—	33	—
Benefit payments	(548)	(780)	(117)	(144)

Obligation at December 31	$15,895	$14,568	$1,412	$3,122

Reconciliation of fair value of plan assets
Fair value of plan assets at January 1	$8,132	$7,773	$205	$234
Actual return on plan assets	1,204	614	26	(6)
Employer contributions	277	525	97	121
Benefit payments	(548)	(780)	(117)	(144)

Fair value of plan assets at December 31	$9,065	$8,132	$211	$205

Funded status at December 31	$(6,830)	$(6,436)	$(1,201)	$(2,917)

Amounts recognized in the consolidated balance sheets
Current liability	$21	$2	$—	$147
Noncurrent liability	6,809	6,434	1,201	2,770

	$6,830	$6,436	$1,201	$2,917

Amounts recognized in other comprehensive loss
Net actuarial loss (gain)	$3,943	$4,179	$(78)	$(181)
Prior service cost (credit)	301	68	(1,844)	(179)

	$4,244	$4,247	$(1,922)	$(360)

For plans with accumulated benefit obligations exceeding the fair value of plan assets	Pension Benefits		Retiree Medical and Other Benefits
	2012	2011	2012	2011
Projected benefit obligation (PBO)	$15,895	$14,568	$—	$—
Accumulated benefit obligation (ABO)	15,866	12,935	—	—
Accumulated postretirement benefit obligation (APBO)	—	—	1,412	3,122
Fair value of plan assets	9,065	8,132	211	205
ABO less fair value of plan assets	6,801	4,803	—	—

At December 31, 2012 and 2011, pension benefit plan assets of $259 million and $143 million, respectively, and retiree medical and other benefit plan assets of $208 million and $203 million, respectively, were invested in shares of certain mutual funds.

The following tables provide the components of net periodic benefit cost for the years ended December 31, 2012, 2011 and 2010 (in millions):

	Pension Benefits
	2012	2011	2010
Components of net periodic benefit cost
Defined benefit plans:
Service cost	$341	$386	$366
Interest cost	729	757	737
Expected return on assets	(676)	(657)	(593)
Curtailments	58	—	—
Amortization of:
Prior service cost	10	13	13
Unrecognized net loss	211	154	154

Net periodic benefit cost for defined benefit plans	673	653	677
Defined contribution plans	218	179	168

	$891	$832	$845

The estimated net loss for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next fiscal year is $77 million.

	Retiree Medical and Other Benefits
	2012	2011	2010
Components of net periodic benefit cost
Service cost	$46	$61	$60
Interest cost	128	174	165
Expected return on assets	(17)	(20)	(18)
Curtailments	(124)	—	—
Amortization of:
Prior service cost	(82)	(28)	(19)
Unrecognized net loss (gain)	(9)	(9)	(10)

Net periodic benefit cost	$(58)	$178	$178

The estimated net gain for the retiree medical and other postretirement plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next fiscal year is $9 million.

	Pension Benefits		Retiree Medical and Other Benefits
	2012	2011	2012	2011
Weighted-average assumptions used to determine benefit obligations as of December 31
Discount rate	4.20%	5.20%	3.80%	4.89%
Salary scale (ultimate)	—	3.78	—	—

	Pension Benefits		Retiree Medical and Other Benefits
	2012	2011	2012	2011
Weighted-average assumptions used to determine net periodic benefit cost for the years ended December 31
Discount rate 1/1/2012—9/30/2012	5.20%	5.80%	4.89%	5.69%
Discount rate 10/1/2012—12/31/2012	4.10%	5.80%	3.80%	5.69%
Salary scale (ultimate) 1/1—9/30/2012	3.78	3.78	—	—
Salary scale (ultimate) 10/1/2012—12/31/2012	—	3.78	—	—
Expected return on plan assets	8.25	8.50	8.25	8.50

As of December 31, 2012, the Company’s estimate of the long-term rate of return on plan assets was 8.00 percent based on the target asset allocation. Expected returns on longer duration bonds are based on yields to maturity of the bonds held at year-end. Expected returns on other assets are based on a combination of long-term historical returns, actual returns on plan assets achieved over the last ten years, current and expected market conditions, and expected value to be generated through active management, currency overlay and securities lending programs. The Company’s annualized ten-year rate of return on plan assets as of December 31, 2012, was approximately 10.15 percent.

The objectives of the Company’s investment policies are to: maintain sufficient income and liquidity to pay retirement benefits; produce a long-term rate of return that meets or exceeds the assumed rate of return for plan assets; limit the volatility of asset performance and funded status; and diversify assets among asset classes and investment managers.

Based on these investment objectives, a long-term strategic asset allocation has been established. This strategic allocation seeks to balance the potential benefit of improving funded position with the potential risk that the funded position would decline. The current strategic target asset allocation is as follows:

Asset Class/Sub-Class	Allowed Range
Equity	60% - 70%
Public:
U.S. Value	18% - 33%
International Value	14% - 24%
Emerging Markets	5% - 11%
Alternative Investments	0% - 18%
Fixed Income	30% - 40%
U.S. Long Duration	30% - 40%
Other	0% - 5%
Cash Equivalents	0% - 5%

Each asset class is actively managed and, historically, the plans’ assets have produced returns, net of management fees, in excess of the expected rate of return over the last ten years. Stocks and emerging market bonds are used to provide diversification and are expected to generate higher returns over the long-term than longer duration U.S. bonds. Public stocks are managed using a value investment approach in order to participate in the returns generated by stocks in the long-term, while reducing year-over-year volatility. Longer duration U.S. bonds are used to partially hedge the assets from declines in interest rates. Alternative (private) investments are used to provide expected returns in excess of the public markets over the long-term. Additionally, the Company engages currency overlay managers in an attempt to increase returns by protecting non-U.S. dollar denominated assets from a rise in the relative value of the U.S. dollar. The Company also participates in securities lending programs to generate additional income by loaning plan assets to borrowers on a fully collateralized basis. These programs are subject to market risk.

Investments in securities traded on recognized securities exchanges are valued at the last reported sales price on the last business day of the year. Securities traded in the over-the-counter market are valued at the last bid price. The money market fund is valued at fair value which represents the net asset value of the shares of such fund as of the close of business at the end of the period. Investments in limited partnerships are carried at estimated net asset value as determined by and reported by the general partners of the partnerships and represent the proportionate share of the estimated fair value of the underlying assets of the limited partnerships. Common/collective trusts are valued at net asset value based on the fair values of the underlying investments of the trusts as determined by the sponsor of the trusts. The 103-12 investment trust is valued at net asset value which is determined by the issuer at the end of each month and is based on the aggregate fair value of trust assets less liabilities, divided by the number of units outstanding. No changes in valuation techniques or inputs occurred during the period.

The fair values of the Company’s pension plan assets at December 31, 2012 and 2011, by asset category are as follows:

	Fair Value Measurements at December 31, 2012 (in millions)
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Category
Cash and cash equivalents	$275	$—	$—	$275
Equity securities
International markets(a)(b)	2,443	—	—	2,443
Large-cap companies(b)	1,601	—	—	1,601
Mid-cap companies(b)	216	—	—	216
Small-cap companies(b)	21	—	—	21
Fixed Income
Corporate bonds(c)	—	2,094	—	2,094
Government securities(d)	—	1,172	—	1,172
U.S. municipal securities	—	57	—	57
Alternative investments
Private equity partnerships(e)	—	—	914	914
Common/collective and 103-12 investment trusts(f)	—	229	—	229
Insurance group annuity contracts	—	—	2	2
Dividend and interest receivable	38	—	—	38
Due to/from brokers for sale of securities—net	1	—	—	1
Other assets—net	2	—	—	2

Total	$4,597	$3,552	$916	$9,065

a)	Holdings are diversified as follows: 20 percent United Kingdom, 9 percent Japan, 9 percent France, 8 percent Switzerland, 8 percent Germany, 5 percent Netherlands, 5 percent Republic of Korea, 15 percent emerging markets and the remaining 22 percent with no concentration greater than 5 percent in any one country.
b)	There are no significant concentration of holdings by company or industry.
c)	Includes approximately 79 percent investments in corporate debt with a Standard and Poor’s (S&P) rating lower than A and 21 percent investments in corporate debt with an S&P rating A or higher. Holdings include 81 percent U.S. companies, 16 percent international companies and 3 percent emerging market companies.
d)	Includes approximately 88 percent investments in U.S. domestic government securities and 12 percent in emerging market government securities. There are no significant foreign currency risks within this classification.
e)	Includes limited partnerships that invest primarily in U.S. (92 percent) and European (8 percent) buyout opportunities of a range of privately held companies. The Master Trust does not have the right to redeem its limited partnership investment at its net asset value. Instead, the Master Trust receives distributions as the underlying assets are liquidated. It is estimated that the underlying assets of these funds will be gradually liquidated over the next 1 to 10 years. Additionally, the Master Trust has future funding commitments of approximately $331 million over the next 10 years.
f)	Investment includes 74 percent in an emerging market 103-12 investment trust with investments in emerging country equity securities, 14 percent in Canadian segregated balanced value, income growth and diversified pooled funds and 12 percent in a common/collective trust investing in securities of smaller companies located outside the U.S., including developing markets. Requests for withdrawals must meet specific requirements with advance notice of redemption preferred.

	Fair Value Measurements at December 31, 2011 (in millions)
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Category
Cash and cash equivalents	$160	$—	$—	$160
Equity securities
International markets(a)(b)	1,939	—	—	1,939
Large-cap companies(b)	1,462	—	—	1,462
Mid-cap companies(b)	221	—	—	221
Small-cap companies(b)	17	—	—	17
Fixed Income
Corporate bonds(c)	—	1,866	—	1,866
Government securities(d)	—	1,205	—	1,205
U.S. municipal securities	—	52	—	52
Alternative investments
Private equity partnerships(e)	—	—	920	920
Common/collective and 103-12 investment trusts(f)	—	172	—	172
Insurance group annuity contracts	—	—	2	2
Dividend and interest receivable	42	—	—	42
Due to/from brokers for sale of securities—net	72	—	—	72
Other assets—net	2	—	—	2

Total	$3,915	$3,295	$922	$8,132

a)	Holdings are diversified as follows: 22 percent United Kingdom, 10 percent Japan, 9 percent France, 7 percent Switzerland, 6 percent Germany, 5 percent Netherlands, 5 percent Republic of Korea, 13 percent emerging markets and the remaining 23 percent with no concentration greater than 5 percent in any one country.
b)	There are no significant concentration of holdings by company or industry.
c)	Includes approximately 83 percent investments in corporate debt with a Standard and Poor’s (S&P) rating lower than A and 17 percent investments in corporate debt with an S&P rating A or higher. Holdings include 80 percent U.S. companies, 18 percent international companies and 2 percent emerging market companies.
d)	Includes approximately 89 percent investments in U.S. domestic government securities and 11 percent in emerging market government securities. There are no significant foreign currency risks within this classification.
e)	Includes limited partnerships that invest primarily in U.S. (92 percent) and European (8 percent) buyout opportunities of a range of privately held companies. The Master Trust does not have the right to redeem its limited partnership investment at its net asset value. Instead, the Master Trust receives distributions as the underlying assets are liquidated. It is estimated that the underlying assets of these funds will be gradually liquidated over the next 1 to 10 years. Additionally, the Master Trust has future funding commitments of approximately $335 million over the next 10 years.
f)	Investment includes 71 percent in an emerging market 103-12 investment trust with investments in emerging country equity securities, 16 percent in Canadian segregated balanced value, income growth and diversified pooled funds and 13 percent in a common/collective trust investing in securities of smaller companies located outside the U.S., including developing markets. Requests for withdrawals must meet specific requirements with advance notice of redemption preferred.

Not included in the above tables are receivables and payables for foreign currency forward contracts and futures contracts which net to approximately $2 million and collateral held on loaned securities and the obligation to return collateral on loaned securities which effectively net to zero.

Changes in fair value measurements of Level 3 investments during the year ended December 31, 2012, were as follows:

	Private Equity Partnerships	Insurance Group Annuity Contracts
Beginning balance at December 31, 2011	$920	$2
Actual return on plan assets:
Relating to assets still held at the reporting date	20
Relating to assets sold during the period	102
Purchases	96
Sales	(224)

Ending balance at December 31, 2012	$914	$2

Changes in fair value measurements of Level 3 investments during the year ended December 31, 2011, were as follows:

	Private Equity Partnerships	Insurance Group Annuity Contracts
Beginning balance at December 31, 2010	$795	$3
Actual return on plan assets:
Relating to assets still held at the reporting date	53
Relating to assets sold during the period	48
Purchases	146
Sales	(122)	(1)

Ending balance at December 31, 2011	$920	$2

The fair values of the Company’s other postretirement benefit plan assets at December 31, 2012 by asset category were as follows:

	Fair Value Measurements at December 31, 2012 (in millions)
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Category
Money market fund	$9	$—	$—	$9
Unitized mutual funds	—	202	—	202

Total	$9	$202	$—	$211

The fair values of the Company’s other postretirement benefit plan assets at December 31, 2011 by asset category were as follows:

	Fair Value Measurements at December 31, 2011 (in millions)
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Category
Money market fund	$4	$—	$—	$4
Unitized mutual funds	—	201	—	201

Total	$4	$201	$—	$205

Investments in the unitized mutual funds are carried at the per share net asset value and include approximately 28 percent of investments in non-U.S. common stocks in 2012 and approximately 27 percent of investments in non-U.S. common stocks in 2011. Net asset value is based on the fair market value of the funds’ underlying assets and liabilities at the date of determination. Investments in the money market fund are valued at fair value which represents the net assets value of the shares of such fund as of the close of business at the end of the period.

	2012	2011
Assumed health care trend rates at December 31
Health care cost trend rate assumed for next year	7.0%	7.5%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.5%	4.5%
Year that the rate reaches the ultimate trend rate	2018	2018

A one percentage point change in the assumed health care cost trend rates would have the following effects (in millions):

	One Percent Increase	One Percent Decrease
Impact on 2012 service and interest cost	$15	$(16)
Impact on postretirement benefit obligation as of December 31, 2012	60	(63)

The Company is required to make minimum contributions to its defined benefit pension plans under the minimum funding requirements of ERISA, the Pension Funding Equity Act of 2004, the Pension Protection Act of 2006, and the Pension Relief Act of 2010.

As a result of the Chapter 11 Cases, AMR contributed $272 million to its US defined benefit pension plans in 2012 to cover post-petition periods. As a result of only contributing the post-petition portion of the required contribution, the PBGC filed a lien against certain assets of the Company. The Company’s 2013 contribution to its defined benefit pension plans is subject to the Chapter 11 proceedings.

The following benefit payments, which reflect expected future service as appropriate, are expected to be paid:

	Pension	Retiree Medical and Other
2013	$620	$135
2014	620	131
2015	645	124
2016	663	117
2017	699	110
2018—2022	4,011	450

Special Charges	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Special Charges

9. Special Charges and Merger Related Expenses

Special Charges

Based on agreements reached with various workgroups in 2012, the Company expects to reduce a total of approximately 10,500 positions. Consequently, during 2012, the Company recorded charges for severance related costs associated with the voluntary and involuntary reductions in certain work groups. The severance charges will be paid through the end of 2013.

The following table summarizes the components of the Company’s special charges and the remaining accruals for these charges (in millions) as of March 31, 2013:

	Facility Exit Costs	Employee Charges	Total
Remaining accrual at December 31, 2012	$4	192	$196
Special charges	4	8	12
Non-cash charges	(4)	—	(4)
Adjustments	—	—	—
Payments	—	(61)	(61)

Remaining accrual at March 31, 2013	$4	$139	$143

Merger Related Expenses

Merger related expenses for the three months ended March 31, 2013 were $16 million. See Note 13 to the Condensed Consolidated Financial Statements for information on the Merger Agreement.

3. Special Charges and Restructuring Activities

Employee Charges

The Company’s business plan as announced on February 1, 2012 contemplates, among other things, significantly reducing the number of positions. Based on agreements reached with various workgroups we now expect to reduce a total of approximately 10,500 positions. During the second quarter, the Company commenced both voluntary and involuntary employee separations from the Company. Consequently, during 2012, the Company recorded charges of approximately $361 million for severance related costs associated with the voluntary and involuntary reductions in certain work groups. The severance charges will be paid through the end of 2013.

Aircraft Charges

In connection with the Boeing and Airbus aircraft agreements entered into by American in the second quarter of 2011, and the Company’s anticipated acceleration of its fleet renewal and replacement plan, the Company recorded an impairment charge of $713 million in 2011 to write its Boeing 757 aircraft and certain related long-lived assets down to their estimated fair values. For further information regarding the Boeing and Airbus agreements, see Note 17 to the consolidated financial statements.

In 2008 and 2009, the Company announced capacity reductions due to unprecedented high fuel costs at that time and the other challenges facing the industry. In connection with these capacity reductions, the Company incurred special charges related to aircraft and certain other charges.

The following table summarizes the components of the Company’s special charges, the remaining accruals for these charges and the capacity reduction related charges (in millions) as of December 31, 2012:

	Aircraft Charges	Facility Exit Costs	Employee Charges	Total
Remaining accrual at January 1, 2010	$155	$20	$—	$175
Non-cash charges	—	—	—	—
Adjustments	(8)	11	—	3
Payments	(88)	(4)	—	(92)

Remaining accrual at December 31, 2010	$59	$27	$—	$86
Non-cash charges	(725)	1	—	(724)
Adjustments	751	(8)	—	743
Payments	(36)	(4)	—	(40)

Remaining accrual at December 31, 2011	$49	$16	$—	$65
Special charges	11	13	361	385
Non-cash charges	(11)	(13)	—	(24)
Adjustments	(47)	(11)	—	(58)
Payments	(2)	(1)	(169)	(172)

Remaining accrual at December 31, 2012	$—	$4	$192	$196

Cash outlays related to the accruals for facility exit costs will occur through 2017. However, these cash outlays could be modified in the Chapter 11 proceedings.

Other

As a result of the Terrorist Attacks and the subsequent liability protections provided for by the Air Transportation Safety and System Stabilization Act (the Stabilization Act), the Company recorded a liability for the Terrorist Attacks claims equal to the related insurance receivable due to American. The Stabilization Act provides that, notwithstanding any other provision of law, liability for all claims, whether compensatory or punitive, arising from the Terrorist Attacks, against any air carrier shall not exceed the liability coverage maintained by the air carrier. In the second quarter of 2011, the Company received $576 million in insurance proceeds as partial settlement of claims related to the Terrorist Attacks. The Company used these funds to pay a portion of its share of the associated liability. Reflecting this settlement, the remaining liability, and the amount of the offsetting receivable as of December 31, 2012, were each $1.1 billion.

Financial Instruments and Risk Management	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Financial Instruments and Risk Management

10. Financial Instruments and Risk Management

As part of the Company’s risk management program, it uses a variety of financial instruments, primarily heating oil, jet fuel, and Brent crude collars (consisting of a purchased call option and a sold put option) and call spreads (consisting of a purchased call option and a sold call option), as cash flow hedges to mitigate commodity price risk. The Company does not hold or issue derivative financial instruments for trading purposes. As of March 31, 2013, the Company had fuel derivative contracts outstanding covering 19 million barrels of jet fuel that will be settled over the next 18 months. A deterioration of the Company’s liquidity position and its Chapter 11 filing may negatively affect the Company’s ability to hedge fuel in the future.

For the three months ended March 31, 2013 and March 31, 2012, the Company recognized a decrease of approximately $8 million and $29 million, respectively, in fuel expense on the accompanying consolidated statements of operations related to its fuel hedging agreements, including the ineffective portion of the hedges. The net fair value of the Company’s fuel hedging agreements at March 31, 2013 and December 31, 2012, representing the amount the Company would receive upon termination of the agreements (net of settled contract assets), totaled $61 million and $62 million, respectively. As of March 31, 2013, the Company estimates that during the next twelve months it will reclassify from Accumulated other comprehensive loss into earnings approximately $1 million in net gains.

The impact of cash flow hedges on the Company’s Condensed Consolidated Financial Statements is depicted below (in millions):

Fair Value of Aircraft Fuel Derivative Instruments (all cash flow hedges)

Asset Derivatives as of				Liability Derivatives as of
March 31, 2013		December 31, 2012		March 31, 2013		December 31, 2012
Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Fuel derivative contracts	$ 66	Fuel derivative contracts	$ 65	Accrued liabilities	$ —	Accrued liabilities	$ —

Effect of Aircraft Fuel Derivative Instruments on Statements of Operations (all cash flow hedges)

Amount of Gain (Loss) Recognized in OCI on Derivative[1] for the quarter ended March 31		Location of Gain (Loss) Reclassified from Accumulated OCI into Income[1]	Amount of Gain (Loss) Reclassified from Accumulated OCI into Income [1] for the quarter ended March 31,		Location of Gain (Loss) Recognized in Income on Derivative[2]	Amount of Gain (Loss) Recognized in Income on Derivative [2] for the quarter ended March 31,
2013	2012		2013	2012		2013	2012
$(13)	$48	Aircraft Fuel	$1	$26	Aircraft Fuel	$7	$3

1.	Effective portion of gain (loss)
2.	Ineffective portion of gain (loss)

The Company is party to certain interest rate swap agreements that are accounted for as cash flow hedges. Ineffectiveness for these instruments is required to be measured at each reporting period. The ineffectiveness and fair value associated with all of the Company’s interest rate cash flow hedges for all periods presented was not material.

While certain of the Company’s fuel derivatives are subject to enforceable master netting agreements with its counterparties, the Company does not offset its fuel derivative assets and liabilities in its Condensed Consolidated Balance Sheets. Certain of these agreements would also allow for the offsetting of fuel derivatives with interest rate derivatives. The impact of offsetting derivative instruments is depicted below (in millions):

As of March 31, 2013:

	Gross asset (liability)	Gross asset (liability) offset in Balance Sheet	Net recognized asset (liability) in Balance Sheet	Gross asset (liability) not offset in Balance Sheet		Net Amount
				Financial Instruments	Cash Collateral Received (Posted)
Fuel derivatives	$66	$—	$66	$—	$—	$66

As of December 31, 2012:

	Gross asset (liability)	Gross asset (liability) offset in Balance Sheet	Net recognized asset (liability) in Balance Sheet	Gross asset (liability) not offset in Balance Sheet		Net Amount
				Financial Instruments	Cash Collateral Received (Posted)
Fuel derivatives	$65	$—	$65	$—	$—	$65

As of March 31, 2013, the Company had posted cash collateral of an immaterial amount.

The Company is also exposed to credit losses in the event of non-performance by counterparties to these financial instruments, and although no assurances can be given, the Company does not expect any of the counterparties to fail to meet its obligations. The credit exposure related to these financial instruments is represented by the fair value of contracts with a positive fair value at the reporting date, reduced by the effects of master netting agreements. To manage credit risks, the Company selects counterparties based on credit ratings, limits its exposure to a single counterparty under defined guidelines, and monitors the market position of the program and its relative market position with each counterparty. The Company also maintains industry-standard security agreements with a number of its counterparties which may require the Company or the counterparty to post collateral if the value of selected instruments exceed specified mark-to-market thresholds or upon certain changes in credit ratings.

8. Financial Instruments and Risk Management

Fuel Price Risk Management As part of the Company’s risk management program, it uses a variety of financial instruments, primarily heating oil, jet fuel, and Brent crude option and collar contracts, as cash flow hedges to mitigate commodity price risk. The Company does not hold or issue derivative financial instruments for trading purposes. As of December 31, 2012, the Company had fuel derivative contracts outstanding covering 16 million barrels of jet fuel that will be settled over the next twelve months. A deterioration of the Company’s liquidity position and its Chapter 11 filing may negatively affect the Company’s ability to hedge fuel in the future.

In accordance with U.S. GAAP, the Company assesses, both at the inception of each hedge and on an ongoing basis, whether the derivatives that are used in its hedging transactions are highly effective in offsetting changes in cash flows of the hedged items. Derivatives that meet the requirements are granted special hedge accounting treatment, and the Company’s hedges generally meet these requirements. Accordingly, the Company’s fuel derivative contracts are accounted for as cash flow hedges, and the fair value of the Company’s hedging contracts is recorded in Current Assets or Current Liabilities in the accompanying consolidated balance sheets until the underlying jet fuel is purchased. The Company determines the ineffective portion of its fuel hedge contracts by comparing the cumulative change in the total value of the fuel hedge contract, or group of fuel hedge contracts, to the cumulative change in a hypothetical jet fuel hedge. If the total cumulative change in value of the fuel hedge contract more than offsets the total cumulative change in a hypothetical jet fuel hedge, the difference is considered ineffective and is immediately recognized as a component of Aircraft fuel expense. Effective gains or losses on fuel hedging contracts are deferred in Accumulated other comprehensive income (loss) and are recognized in earnings as a component of Aircraft fuel expense when the underlying jet fuel being hedged is used.

Ineffectiveness is inherent in hedging jet fuel with derivative positions based in crude oil or other crude oil related commodities. In assessing effectiveness, the Company uses a regression model to determine the correlation of the change in prices of the commodities used to hedge jet fuel (e.g., NYMEX Heating oil) to the change in the price of jet fuel. The Company also monitors the actual dollar offset of the hedges’ market values as compared to hypothetical jet fuel hedges. The fuel hedge contracts are generally deemed to be “highly effective” if the R-squared is greater than 80 percent and dollar offset correlation is within 80 percent to 125 percent. The Company discontinues hedge accounting prospectively if it determines that a derivative is no longer expected to be highly effective as a hedge or if it decides to discontinue the hedging relationship. Subsequently, any changes in the fair value of these derivatives are marked to market through earnings in the period of change.

For the years ended December 31, 2012, 2011 and 2010, the Company recognized net gains/(losses) of approximately $4 million, $335 million and $(142) million, respectively, as a component of Aircraft fuel expense on the accompanying consolidated statements of operations related to its fuel hedging agreements, including the ineffective portion of the hedges. The net fair value of the Company’s fuel hedging agreements at December 31, 2012 and 2011, representing the amount the Company would receive upon termination of the agreements (net of settled contract assets), totaled $62 million and $80 million, respectively. As of December 31, 2012, the Company estimates that during the next twelve months it will reclassify from Accumulated other comprehensive income/(loss) into earnings approximately $15 million in net gains (based on prices as of December 31, 2012) related to its fuel derivative hedges.

The impact of cash flow hedges on the Company’s consolidated financial statements for the years ending December 31, 2012 and 2011, respectively, is depicted below (in millions):

Fair Value of Aircraft Fuel Derivative Instruments (all cash flow hedges)

Asset Derivatives as of December 31,				Liability Derivatives as of December 31,
2012		2011		2012		2011
Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Fuel derivative contracts	$ 65	Fuel derivative contracts	$ 97	Accrued liabilities	$ —	Accrued liabilities	$ 2

Effect of Aircraft Fuel Derivative Instruments on Statements of Operations (all cash flow hedges)

Amount of Gain (Loss) Recognized in OCI on Derivative[1]		Location of Gain (Loss) Reclassified from Accumulated OCI into Income[1]	Amount of Gain (Loss) Reclassified from Accumulated OCI into Income[1]		Location of Gain (Loss) Recognized in Income on Derivative[2]	Amount of Gain (Loss) Recognized in Income on Derivative[2]
2012	2011		2012	2011		2012	2011
$12	$190	Aircraft Fuel	$(3)	$313	Aircraft Fuel	$(1)	$28

[1]	Effective portion of gain (loss)
[2]	Ineffective portion of gain (loss)

The Company is also exposed to credit losses in the event of non-performance by counterparties to these financial instruments, and although no assurances can be given, the Company does not expect any of the counterparties to fail to meet its obligations. The credit exposure related to these financial instruments is represented by the fair value of contracts with a positive fair value at the reporting date, reduced by the effects of master netting agreements. To manage credit risks, the Company selects counterparties based on credit ratings, limits its exposure to a single counterparty under defined guidelines, and monitors the market position of the program and its relative market position with each counterparty. The Company also maintains industry-standard security agreements with a number of its counterparties which may require the Company or the counterparty to post collateral if the value of selected instruments exceed specified mark-to-market thresholds or upon certain changes in credit ratings.

As of December 31, 2012, the Company had posted cash collateral of approximately $0.6 million which is included in other assets.

Fair Values of Financial Instruments The fair values of the Company’s long-term debt classified as Level 2 were estimated using quoted market prices or discounted cash flow analyses, based on the Company’s current estimated incremental borrowing rates for similar types of borrowing arrangements. All of the Company’s long term debt not classified as subject to compromise is classified as Level 2.

The carrying value and estimated fair values of the Company’s long-term debt, including current maturities, not classified as subject to compromise, were (in millions):

	December 31, 2012		December 31, 2011
	Carrying Value	Fair Value	Carrying Value	Fair Value
Secured variable and fixed rate indebtedness	$3,297	$3,143	$2,952	$2,647
Enhanced equipment trust certificates	1,741	1,811	1,942	1,927
6.0%—8.5% special facility revenue bonds	1,313	1,308	1,436	1,230
7.50% senior secured notes	1,000	1,074	1,000	711
AAdvantage Miles advance purchase	772	779	890	902
6.25% senior convertible notes	—	—	—	—
9.0%—10.20% debentures	—	—	—	—
7.88%—10.55% notes	—	—	—	—

	$8,123	$8,115	$8,220	$7,417

The carrying value and estimated fair value of the Company’s long-term debt, including current maturities, classified as subject to compromise, were (in millions):

	December 31, 2012		December 31, 2011
	Carrying Value	Fair Value	Carrying Value	Fair Value
Secured variable and fixed rate indebtedness	$172	$154	$1,456	$1,123
Enhanced equipment trust certificates	—	—	—	—
6.0%—8.5% special facility revenue bonds	186	186	186	37
7.50% senior secured notes	—	—	—	—
AAdvantage Miles advance purchase	—	—	—	—
6.25% senior convertible notes	460	400	460	101
9.0%—10.20% debentures	214	112	214	46
7.88%—10.55% notes	166	33	166	34

	$1,198	$885	$2,482	$1,341

All of the Company’s long term debt classified as subject to compromise is classified as Level 2.

Earnings (Loss) Per Share	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Earnings (Loss) Per Share

11. Earnings (Loss) Per Share

The following table sets forth the computations of basic and diluted earnings (loss) per share (in millions, except per share data):

	Three Months Ended March 31,
	2013	2012
Numerator:
Net earnings (loss)—numerator for basic earnings (loss) per share	$(341)	$(1,660)
Interest on senior convertible notes	—	—

Net earnings (loss) adjusted for interest on senior convertible notes	$(341)	$(1,660)

Denominator:
Denominator for basic earnings (loss) per share—weighted-average shares	335	335
Effect of dilutive securities:
Senior convertible notes	—	—
Employee options and shares	—	—
Assumed treasury shares purchased	—	—

Dilutive potential common shares	335	335
Denominator for diluted earnings (loss) per share—adjusted weighted-average shares	335	335

Basic earnings (loss) per share	$(1.02)	$(4.95)

Diluted earnings (loss) per share	$(1.02)	$(4.95)

The following were excluded from the calculation:
Convertible notes, employee stock options and deferred stock because inclusion would be anti-dilutive	51	46
Employee stock options because the options’ exercise prices were greater than the average market price of shares	22	24

14. Earnings (Loss) Per Share

The following table sets forth the computation of basic and diluted earnings (loss) per share (in millions, except per share amounts):

	Year Ended December 31,
	2012	2011	2010
Numerator:
Net earnings (loss)—numerator for basic earnings (loss) per share	$(1,876)	$(1,979)	$(471)
Denominator:
Denominator for basic earnings (loss) per share—weighted average shares	335	335	333
Effect of dilutive securities:
Employee options and shares	—	—	—
Assumed treasury shares purchased	—	—	—

Diluted potential common shares	—	—	—
Denominator for diluted earnings loss per share—weighted-average shares	335	335	333

Basic earnings (loss) per share	$(5.60)	$(5.91)	$(1.41)

Diluted earnings (loss) per share	$(5.60)	$(5.91)	$(1.41)

The following were excluded from the calculation:
Convertible notes, employee stock options and deferred stock because inclusion would be anti-dilutive	46	51	57
Employee stock options because the options’ exercise price was greater than the average market price of the shares	23	20	12

Accumulated Other Comprehensive Income (Loss)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Accumulated Other Comprehensive Income (Loss)

12. Accumulated Other Comprehensive Income (Loss)

The following table sets forth the changes in accumulated other comprehensive income (loss) by component (in millions):

	Pension and retiree medical liability	Unrealized gain (loss) on investments	Derivative financial instruments	Income tax benefit (expense)	Total
Balance at December 31, 2012	$(2,322)	$(1)	$15	$(672)	$(2,980)
Other comprehensive income (loss) before reclassifications	—	(1)	(15)	—	(16)
Amounts reclassified from accumulated other comprehensive income (loss)	(33)	—	(1)	—	(34)

Net current-period other comprehensive income (loss)	$(33)	$(1)	$(16)	$—	$(50)

Balance at March 31, 2013	$(2,355)	$(2)	$(1)	$(672)	$(3,030)

Reclassifications out of accumulated other comprehensive income (loss) for the three months ended March 31, 2013 are as follows (in millions):

Details about accumulated other comprehensive income (loss) components	Amount reclassified from accumulated other comprehensive income (loss)	Affected line item in the statement where net income (loss) is presented
Amortization of pension and retiree medical liability
Prior service cost	$(54)[1]
Actuarial loss	21 [1]
Derivative financial instruments
Cash flow hedges	(1)	Aircraft fuel

Total reclassifications for the period	$(34)

[1]

These accumulated other comprehensive income components are included in the computation of net periodic pension and retiree medical costs. See Note 8 to the Condensed Consolidated Financial Statements for additional details.

13. Accumulated Other Comprehensive Income (Loss)

The components of Accumulated other comprehensive income (loss) are as follows (in millions):

	Pension and Retiree Medical Liability	Unrealized Gain/(Loss) on Investments	Derivative Financial Instruments	Income Tax Benefit/ (Expense)	Total
Balance at December 31, 2011	$(3,887)	$(4)	$30	$(103)	$(3,964)
Current year change	(1,910)	3			(1,907)
Amortization of actuarial loss and prior service cost	130	—	—	—	130
Benefit plan modifications	3,345	—	—	—	3,345
Reclassification of derivative financial instruments into earnings	—	—	(3)	—	(3)
Change in fair value of derivative financial instruments	—	—	(12)	—	(12)
Non-cash tax provision	—	—	—	(569)	(569)
Balance at December 31, 2012	$(2,322)	$(1)	$15	$(672)	$(2,980)

As of December 31, 2012, the Company estimates that during the next twelve months it will reclassify from Accumulated other comprehensive income/(loss) into earnings approximately $15 million in net gains (based on prices as of December 31, 2012) related to its fuel derivative hedges.

The Company recognized a $569 million non-cash income tax benefit, offset by a $569 million charge to other comprehensive income, during the fourth quarter of 2012 related to gains in other comprehensive income. See Note 9 to the consolidated financial statements for further information.

Amounts allocated to other comprehensive income for income taxes as further described in Note 9 will remain in Accumulated other comprehensive income until the Company ceases all related activities, such as termination of the pension plan.

Merger Agreement	3 Months Ended
Mar. 31, 2013
Merger Agreement

13. Merger Agreement

Description of Agreement and Plan of Merger

On February 13, 2013, AMR, US Airways Group, Inc., a Delaware corporation (US Airways Group), and AMR Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of AMR (Merger Sub), entered into an Agreement and Plan of Merger (the Merger Agreement), providing for a business combination of AMR and US Airways Group. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into US Airways Group (the Merger), with US Airways Group surviving as a wholly owned subsidiary of AMR. AMR and US Airways Group anticipate that immediately following the merger closing, AMR will change its name to American Airlines Group Inc. (AAG). Following the Merger, AAG will own, directly or indirectly, all of the equity interests of American, US Airways Group and their direct and indirect subsidiaries. The Merger Agreement and the transactions contemplated thereby, including the Merger, are subject to the approval of the Bankruptcy Court, and are to be effected pursuant to a plan of reorganization (the Plan) of the Debtors in connection with the Chapter 11 Cases. The Plan was filed on April 15, 2013, and is subject to confirmation and consummation in accordance with the requirements of the Bankruptcy Code.

Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of the respective parties, upon completion of the Merger, US Airways Group stockholders will receive one share of common stock of AAG (AAG Common Stock) for each share of US Airways Group common stock. The aggregate number of shares of AAG Common Stock issuable to holders of US Airways Group equity instruments (including stockholders and holders of convertible notes, options, stock appreciation rights and restricted stock units) will represent 28% of the diluted capitalization of AAG after giving effect to the Plan. The remaining 72% diluted equity ownership of AAG will be distributable, pursuant to the Plan, to the Debtors’ stakeholders, labor unions and certain employees.

All of the equity interests in AAG will be issued solely pursuant to the Merger Agreement or the Plan. Pursuant to the proposed Plan filed with the Bankruptcy Court on April 15, 2013, holders of AMR equity interests are expected to receive a recovery on such interests in the form of a distribution of AAG common stock. Implementation of the Plan and the making of any distributions thereunder are subject to confirmation thereof in accordance with the provisions of the Bankruptcy Code, the occurrence of the effective date under the Plan and the consummation of the Merger.

The Merger is intended to qualify, for federal income tax purposes, as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides that, upon consummation of the Merger, the board of directors of the combined company will initially consist of 12 members, composed of (i) Thomas W. Horton, AMR’s current chairman, chief executive officer and president, who will serve as chairman of AAG until the earlier of (A) one year after the closing of the Merger and (B) the day immediately prior to the first annual meeting of stockholders of the combined company (provided that such meeting will not occur prior to May 1, 2014), (ii) W. Douglas Parker, US Airways Group current chief executive officer, who will serve as chief executive officer of AAG and will serve as chairman of AAG following the end of Mr. Horton’s term, (iii) two independent directors designated by AMR, (iv) three independent directors designated by US Airways Group, and (iv) five independent directors designated by a search committee consisting of representatives of the Creditors’ Committee and certain representatives of creditors signatory to the support agreement with AMR referred to below. One of such independent directors will serve as lead independent director. Subject to applicable law, prior to the Merger, senior executives from each of AMR and US Airways Group will engage in a planning process for integration purposes.

AMR and US Airways Group have each made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to conduct their businesses in the ordinary and usual course between the execution of the Merger Agreement and the consummation of the Merger, subject to certain restrictions as set forth in the Merger Agreement. In addition, the Merger Agreement contains “no shop” provisions that restrict each party’s ability to initiate, solicit or knowingly encourage or facilitate competing third-party proposals for any transaction involving a merger of such party or the acquisition of a significant portion of its stock or assets, although each party may consider competing, unsolicited proposals and enter into discussions or negotiations regarding such proposals, if its board of directors determines that any such acquisition proposal constitutes, or is reasonably likely to lead to, a superior proposal and that the failure to take such action is reasonably likely to be inconsistent with its fiduciary duties under applicable law.

US Airways Group has agreed to certain additional customary covenants in the Merger Agreement, including, among others, subject to certain exceptions, (i) to cause a stockholder meeting to be held to consider adoption of the Merger Agreement and (ii) for its board of directors to recommend adoption of the Merger Agreement by US Airways Group stockholders. AMR has also agreed to certain additional customary covenants in the Merger Agreement, including, among others, subject to certain exceptions, (i) to pursue confirmation of the Plan and (ii) for its board of directors to recommend adoption of the Merger Agreement by the Debtors’ stakeholders.

Consummation of the Merger is subject to customary conditions, including, among others: (i) approval by the stockholders of US Airways Group; (ii) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the receipt of certain other regulatory approvals; (iii) absence of any order or injunction prohibiting the consummation of the Merger; (iv) Bankruptcy Court confirmation of the Plan, which must contain certain specified provisions defined in the Merger Agreement; (v) subject to certain exceptions, the accuracy of representations and warranties with respect to the business of AMR or US Airways Group, as applicable; (vi) each of AMR and US Airways Group having performed their respective obligations pursuant to the Merger Agreement; and (vii) receipt by each of the Company and US Airways Group of a customary tax opinion.

The Merger Agreement contains certain termination rights for AMR and US Airways Group, and further provides that, upon termination of the Merger Agreement under specified circumstances, (i) AMR may be required to pay US Airways Group a termination fee of $135 million in the event it terminates the agreement to enter into a superior proposal and $195 million if US Airways Group terminates the Merger Agreement in the event of a knowing and deliberate breach of the Merger Agreement by AMR and (ii) US Airways Group may be required to pay AMR a termination fee of $55 million in the event it terminates the agreement to enter into a superior proposal and $195 million if AMR terminates the Merger Agreement in the event of a knowing and deliberate breach of the Merger Agreement by US Airways Group.

On February 22, 2013, the Debtors filed a motion for entry of the Merger Support Order, which is defined as an order of the Bankruptcy Court approving the Merger Agreement and certain related matters contemplated thereby in the form required by the Merger Agreement. The Bankruptcy Court conducted a hearing on the Debtors’ motion on March 27, 2013. As of April 16, 2013, the Bankruptcy Court has not entered the Merger Support Order in the form required by the Merger Agreement. If the Merger Support Order is not entered on or before May 14, 2013, the Merger Agreement may be terminated in accordance with its termination provisions. Unless and until the Merger Support Order is entered, the Merger Agreement is not binding on or enforceable against AMR, US Airways Group or AMR Merger Sub. Based on the Bankruptcy Court hearing on March 27, 2013 to consider the Merger Support Motion and any related objections and the memorandum of decision issued by the Bankruptcy Court on April 11, 2013, AMR and US Airways Group anticipate that the Bankruptcy Court will enter an order that fails to meet all of the requirements of the Merger Agreement. AMR and US Airways Group are discussing how to address this anticipated issue.

Support Agreement and Term Sheet

On February 13, 2013, AMR and the other Debtors entered into a Support and Settlement Agreement (the Support Agreement) with certain significant holders of certain prepetition claims against one or more of the Debtors (such holders of claims, the Consenting Creditors), aggregating approximately $1.2 billion of prepetition unsecured claims. Pursuant to the terms of the Support Agreement, each Consenting Creditor has agreed, among other things, and subject to certain conditions, to (a) vote in favor of a Plan, which must include certain terms specified in a Term Sheet attached to the Support Agreement (the Term Sheet), (b) generally support confirmation and consummation of the Plan and (c) not to support or solicit any plan in opposition to the Plan. Confirmation and consummation of the Plan are subject to compliance with the provisions of the Bankruptcy Code and to the closing of the Merger.

The Support Agreement may be terminated upon the occurrence of certain events, including: (a) certain breaches by the Debtors or Consenting Creditors under the Support Agreement; (b) termination of the Merger Agreement or the announcement by AMR or US Airways Group of their intent to terminate the Merger Agreement (in which case the Support Agreement would terminate automatically); (c) the failure to meet certain milestones with respect to achieving confirmation and consummation of the Plan; (d) the filing, amendment or modification of certain documents, including the Plan, in a manner materially inconsistent with the Support Agreement and materially adverse to a Consenting Creditor (in which case the Support Agreement can be terminated by such Consenting Creditor solely with respect to itself); (e) the amendment or modification of the Merger Agreement in a manner that is materially adverse to a Consenting Creditor (in which case the Support Agreement can be terminated by such Consenting Creditor solely with respect to itself); and (f) if the volume weighted average price of US Airways Group common stock for the thirty trading days ending on the last trading day immediately prior to the date of termination is less than $10.40. Termination of the Support Agreement would give the Consenting Creditors the right to withdraw their support of the Plan.

As described in the Term Sheet, the Plan implements the Merger, incorporates a compromise and settlement of certain intercreditor and intercompany claim issues, and is to contain the following provisions relating to the treatment of prepetition unsecured claims against the Debtors and equity interests in AMR:

•

Unless they elect to receive alternative treatment, holders of prepetition unsecured claims against AMR or American that also are guaranteed by either such company (Double-Dip Unsecured Claims) will receive shares of preferred stock of AAG (the AAG Preferred Stock) that will be mandatorily convertible into shares of AAG Common Stock on each of the 30th, 60th, 90th and 120th day after the effective date of the Plan. Upon the conversion of the remaining AAG Preferred Stock on the 120th day after the effective date of the Plan, all AAG Preferred Stock will have been converted to AAG Common Stock and no AAG Preferred Stock will remain outstanding. The conversion price of the AAG Preferred Stock will vary on each conversion date, based on the volume weighted average price of the shares of the AAG Common Stock on the five trading days immediately preceding each conversion date, at a 3.5% discount, subject to a cap and a floor price. The AAG Preferred Stock allocable to the Double-Dip Unsecured Claims will have a face amount equal to the allowed amount of their claims, including post-petition interest at the non-default rate;

•

Holders of prepetition unsecured claims (other than claims of the Debtors’ unions) that are not Double-Dip Unsecured Claims (and holders of Double-Dip Unsecured Claims that elect to receive such treatment) will receive shares of AAG Preferred Stock, as well as shares of AAG Common Stock;

•

Holders of existing AMR equity interests (including stock, warrants, restricted stock units and options) will receive a distribution of shares of AAG Common Stock representing 3.5% of the total number of shares of AAG Common Stock (on an as-converted basis) in addition to the potential to receive shares of AAG Common Stock above such amount; and

•

The satisfaction of certain labor-related claims through the allocation to such claims of shares of AAG Common Stock representing 23.6% of the total number of such shares of AAG Common Stock ultimately distributed to holders of prepetition general unsecured claims against the Debtors.

In each case, the distributions made to each of the foregoing stakeholders will be adjusted to take into account any reserves made for disputed claims under the Plan. The Debtors have filed a motion with the Bankruptcy Court seeking approval of the Support Agreement.

Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Subsequent Events

14. Subsequent Events

Filing of Plan of Reorganization, Disclosure Statement and Form S-4

On April 15, 2013, the Company and other Debtors filed with the Bankruptcy Court the Plan of Reorganization (the Plan) and a related Disclosure Statement (the Disclosure Statement), which contemplate that AMR will emerge from Chapter 11 and merge with US Airways Group (as further described in Note 13 to the Condensed Consolidated Financial Statements). The Plan addresses various subjects with respect to the Debtors, including the resolution of pre-petition obligations as well as the capital structure and corporate governance after exit from the Chapter 11 Cases. The Plan further provides that, upon the effectiveness of the Plan and the Merger, which are anticipated to occur contemporaneously, all shares of existing AMR common stock and other equity interests in AMR will be cancelled and any rights with respect thereto will cease to exist.

Generally, for purposes of the Plan, all 20 Debtors will be “substantively consolidated” into three nodes, consisting of: (i) AMR Debtors, (ii) American Debtors, and (iii) Eagle Debtors. As among the AMR Debtors, the American Debtors, and the Eagle Debtors, the Plan will separately classify creditor claims. However, pursuant to the compromises incorporated into the Plan relating to certain inter-creditor issues and the treatment of intercompany claims among the Debtors, general unsecured claims of similar rank and priority will be treated the same under the Plan regardless of the Debtor against which such claim was filed.

The Plan contains provisions related to the treatment of prepetition unsecured claims against the Debtors and equity interests in AMR as described in Note 13 to the Condensed Consolidated Financial Statements under “Support Agreement and Term Sheet.”

On April 15, 2013, the Company also filed a Form S-4 registration statement with the Securities and Exchange Commission (the SEC) to register the shares of AAG Common Stock that will be issued to stockholders of US Airways Group as consideration in the Merger in exchange for their US Airways Group common stock. The AAG Common Stock cannot be issued to US Airways Group stockholders until the SEC declares the registration statement to be effective.

The Company and other Debtors have until July 29, 2013 to solicit and obtain acceptances for the Plan. To be accepted by holders of claims against the Debtors, the Plan must be approved by at least one-half in number and two-thirds in dollar amount of claims actually voting in each impaired class. Under certain circumstances set forth in Section 1129(b) of the Bankruptcy Code, the Bankruptcy Court may confirm a plan even if such plan has not been accepted by all impaired classes of claims and equity interests. A class of claims or equity interests that does not receive or retain any property under the plan on account of such claims or interests is deemed to have voted to reject the plan. The precise requirements and evidentiary showing for confirming a plan notwithstanding its rejection by one or more impaired classes of claims or equity interests depends upon a number of factors, including the status and seniority of the claims or equity interests in the rejecting class (i.e., secured claims or unsecured claims, subordinated or senior claims, preferred or common stock).

The information contained in the Disclosure Statement is subject to change, whether as a result of amendments to the Plan of Reorganization, actions of third parties or otherwise.

Nothing contained in this Form 10-Q is intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite approval and is confirmed by the Bankruptcy Court. There can be no assurance that the Bankruptcy Court will confirm the Plan of Reorganization or that any such plan will be implemented successfully.

Other

On April 3, 2013, the Bankruptcy Court entered an order approving a stipulation providing that, among other things, (i) the 1990 and 1994 series of special facility revenue bonds that financed certain improvements at John F. Kennedy International Airport (JFK) will be treated as general unsecured claims, (ii) the Debtors may continue to use any premises and improvements at JFK or LaGuardia Airport financed by the 1990 or 1994 series of special facility revenue bonds, (iii) the Debtors will assume the leases at JFK that currently relate to the 2002 and 2005 series of special facility revenue bonds, and (iv) the Debtors’ use of premises at JFK will continue to be governed by those leases as well as any other leases that may apply (including leases with the Port Authority of New York and New Jersey). As a result, the Company expects a claim of $171 million, of which $124 million has been previously accrued, plus post-petition interest.

17. Subsequent Events

Restructuring of Agreements with The Boeing Company and Amendment of Agreement with Airbus S.A.S.

American entered into an agreement on January 11, 2013 (the Restructuring Agreement) with Boeing that provides for the assumption and restructuring of certain existing aircraft purchase agreements (the Restructured Aircraft Purchase Agreements) between Boeing and American, the entering into of a definitive purchase agreement (the MAX purchase agreement) with respect to Boeing 737 MAX aircraft (the MAX aircraft), certain financing commitments for the Boeing 787 aircraft (the 787 aircraft) and certain Boeing 737-8 aircraft (the 737 aircraft), the assumption of certain other aircraft spare parts, support and services agreements, and a comprehensive settlement of the relationship among American and its affiliates and Boeing and certain affiliates of Boeing, including all claims asserted by Boeing and such affiliates in the Chapter 11 Cases, with certain limited exceptions.

The Bankruptcy Court issued an order on January 23, 2013 approving the Restructuring Agreement, assumption of the Restructured Aircraft Purchase Agreements, and the MAX purchase agreement.

The Restructured Aircraft Purchase Agreements provide for the substitution of up to 20 787-8 aircraft for 787-9 aircraft, an accelerated delivery schedule for the 787 aircraft with deliveries scheduled to commence in November 2014 and continue in each calendar year through September 2018, and the confirmation of the purchase of the Boeing 787 aircraft, which previously had been subject to certain reconfirmation rights. Under the Restructured Aircraft Purchase Agreements, American will have the option to purchase 40 737 aircraft, 13 777 aircraft and 58 787 aircraft.

Pursuant to the Restructuring Agreement, American entered into the MAX purchase agreement pursuant to which American will acquire 100 MAX aircraft, equipped with new, more fuel efficient engines. The MAX purchase agreement constitutes the definitive purchase agreement contemplated by and supersedes the agreement entered into by American and Boeing on July 19, 2011 (the 2011 MAX order) that provided for the commitment of American to purchase such MAX aircraft (referred to in the 2011 MAX order as 737RE aircraft). The 2011 MAX order was subject to a number of contingencies, including the parties entering into a definitive purchase agreement and Boeing’s approval of the launch of the Boeing 737 re-engined aircraft program, which was approved in August, 2011. Under the MAX purchase agreement, the MAX aircraft are scheduled to be delivered in each of the years 2018 through 2022. In addition, under the MAX purchase agreement, American will have the option to purchase 60 additional MAX aircraft in the years 2020-2025.

American also, on January 11, 2013, entered into an amendment to the A320 Family Aircraft Purchase Agreement with Airbus, dated July 20, 2011 (the Airbus Amendment) specifying the scheduled delivery months of certain aircraft and revising the date by which American must notify Airbus of the engine selection of certain aircraft types. The Airbus Amendment became effective on January 23, 2013, when the Court entered an order approving assumption of the A320 Family Purchase Agreement. Agreements pursuant to which Airbus agreed to providing financing for the purchase of certain aircraft also were assumed.

Reflecting the above transactions, American had total aircraft acquisition commitments as follows:

		Boeing				Airbus
		737 Family	737 MAX	777-300 ER	787 Family	A320 Family	A320 NEO	Total
2013	Purchase	31	—	8	—	—	—	39
	Lease	—	—	—	—	20	—	20
2014	Purchase	5	—	6	2	—	—	13
	Lease	15	—	—	—	35	—	50
2015	Purchase	—	—	2	11	—	—	13
	Lease	20	—	—	—	30	—	50
2016	Purchase	—	—	2	13	—	—	15
	Lease	20	—	—	—	25	—	45
2017	Purchase	—	—	—	9	—	10	19
	Lease	20	—	—	—	20	—	40
2018 and beyond	Purchase	—	100	—	7	—	120	227
	Lease	—	—	—	—	—	—	—

Total	Purchase	36	100	18	42	—	130	326
	Lease	75	—	—	—	130	—	205

Subject to assumption of certain of the related agreements, payments for the above purchase commitments and certain engines will approximate $2.3 billion in 2013, $1.5 billion in 2014, $1.7 billion in 2015, $2.1 billion in 2016, $2.1 billion in 2017 and $12.8 billion for 2018 and beyond. These amounts are net of purchase deposits currently held by the manufacturers. American has granted Boeing a security interest in American’s purchase deposits with Boeing.

New Capacity Purchase Agreement

On January 23, 2013, American entered into a 12 year capacity purchase agreement with Republic Airline Inc. (Republic), a subsidiary of Republic Airways Holdings, to provide large regional jet flying. Through the agreement, which is subject to approval by the Bankruptcy Court, Republic will acquire 53 Embraer E-175 aircraft featuring a two-class cabin with 12 first class seats and 64 seats in the main cabin. The aircraft, which will fly under the American Eagle brand, will phase into operation at approximately two to three aircraft per month beginning in mid-2013. All 53 aircraft are expected to be in operation by the first quarter of 2015.

Reflecting the above transaction, American’s minimum fixed obligations under its capacity purchase agreements with third party regional airlines will approximate $353 million in 2013, $589 million in 2014, $739 million in 2015, $736 million in 2016, $580 million in 2017 and $4.8 billion in 2018 and beyond. These obligations contemplate minimum levels of flying by the third party airlines under the respective agreements and also reflect assumptions regarding certain costs associated with the minimum levels of flying such as the cost of fuel, insurance, catering, property tax and landing fees. Accordingly, actual payments under these agreements could differ materially from the minimum fixed obligations set forth above.

EETC Transactions

The Company filed a motion with the Bankruptcy Court on October 9, 2012, requesting entry of an order authorizing American to, among other things: (i) obtain postpetition financing in an amount of up to $1.5 billion secured on a first priority basis by, among other things, up to 41 Boeing 737-823 aircraft, 14 Boeing 757-223 aircraft, one Boeing 767-323ER aircraft and 19 Boeing 777-223ER aircraft as part of a new enhanced equipment trust certificate (EETC) financing (the Refinancing EETC) to be offered pursuant to Rule 144A under the Securities Act of 1933 as amended, and (ii) use cash on hand (including proceeds of the Refinancing EETC) to indefeasibly repay the existing prepetition obligations secured by such aircraft, as applicable, which are currently financed through, as the case may be, an EETC financing entered into by American in July 2009 (the Series 2009-1 Pass Through Certificates), a secured notes financing entered into by American in July 2009 (the 2009-2 Senior Secured Notes) and an EETC financing entered into by American in October 2011 (the Series 2011-2 Pass Through Certificates and, together with the Series 2009-1 Pass Through Certificates and the 2009-2 Senior Secured Notes, the Existing Financings), in each case without the payment of any make-whole amount or other premium or prepayment penalty. American expects the Refinancing EETC structure to be substantially similar to the structure of the Series 2011-2 Pass Through Certificates, other than the economic terms (such as the interest rate) and certain terms and conditions to be in effect during its current Chapter 11 bankruptcy case.

The Bankruptcy Court approved the motion on January 17, 2013 and entered an order pursuant to such effect on February 1, 2013. The trustees for the Existing Financings have filed notice of appeal of such order of the Bankruptcy Court. The Company intends to continue to assert vigorously its rights to repay the Existing Financings without the payment of any make-whole amount or other premium or prepayment penalty, and the Company is considering all of its options, including the payment of the Existing Financings and closing the Refinancing EETC notwithstanding such appeal.

The Company filed a motion with the Bankruptcy Court on January 24, 2013, requesting entry of an order authorizing American to, among other things, (i) obtain postpetition financing in an amount of up to $750 million secured on a first priority basis by, among other things, up to eight Boeing 737-823 aircraft, one Boeing 777-223ER aircraft, and four Boeing 777-300ER aircraft as part of a new EETC financing (the New EETC) to be offered pursuant to Rule 144A under the Securities Act of 1933 as amended, and (ii) use cash on hand (including proceeds of the New EETC) to indefeasibly repay the existing prepetition obligations secured by certain of the Boeing 737-823 and Boeing 777-223ER aircraft, as applicable, which are currently financed through, as the case may be, prepetition mortgage loan facilities that are scheduled to mature in May 2013 and July 2013. American expects the New EETC structure to be substantially similar to other American EETCs, other than the economic terms (such as the interest rate) and certain terms and conditions to be in effect during its current Chapter 11 bankruptcy case.

The Bankruptcy Court entered an order approving the motion on February 15, 2013. There can be no assurance that either the Refinancing EETC or the New EETC will be able to be effected on acceptable terms, or at all.

Merger Agreement

Description of Agreement and Plan of Merger

On February 13, 2013, AMR Corporation (AMR or the Company), US Airways Group, Inc., a Delaware corporation (US Airways), and AMR Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of AMR (Merger Sub), entered into an Agreement and Plan of Merger (the Merger Agreement), providing for a business combination of AMR and US Airways. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into US Airways (the Merger), with US Airways as the surviving corporation and as a wholly owned subsidiary of AMR, Following the Merger, AMR will own, directly or indirectly, all of the equity interests of American Airlines, Inc. (American), US Airways and their direct and indirect subsidiaries (herein, the New American) The Merger Agreement and the transactions contemplated thereby, including the Merger, are subject to the approval of the Bankruptcy Court (as defined below), and are to be effected pursuant to a plan of reorganization (the Plan) of the Company and certain of its direct and indirect domestic subsidiaries (the Debtors) in connection with their currently pending cases under chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101 et seq. (the Bankruptcy Code) in the United States Bankruptcy Court for the Southern District of New York (the Bankruptcy Court). The Plan is subject to confirmation and consummation in accordance with the requirements of the Bankruptcy Code.

Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of the respective parties, if the Merger is completed, US Airways stockholders will receive one share of common stock of New American (New American Common Stock) for each share of US Airways common stock. The aggregate number of shares of New American Common Stock issuable to holders of US Airways equity instruments (including stockholders, holders of convertible notes, optionees and holders of restricted stock units) will represent 28% of the diluted capitalization of AMR after giving effect to the Plan. The remaining 72% diluted equity ownership of AMR will be distributable, pursuant to the Plan, to the Debtors’ stakeholders, labor unions and certain employees.

All of the equity interests in New American will be issued solely pursuant to the Merger Agreement or the Plan. All existing AMR common stock and other equity interests in AMR will be cancelled pursuant to the Plan, although, as set forth below, holders of such equity interests are expected to receive a recovery in the form of New American Common Stock.

The Merger is intended to qualify, for federal income tax purposes, as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides that, upon consummation of the Merger, the board of directors of the combined company will initially consist of 12 members, composed of (i) Thomas W. Horton, AMR’s current chairman, chief executive officer and president, who will serve as chairman of New American until the earlier of (A) one year after the closing of the Merger and (B) the day immediately prior to the first annual meeting of stockholders of the combined company (provided that such meeting will not occur prior to May 1, 2014), (ii) W. Douglas Parker, US Airways’ current chief executive officer, who will serve as chief executive officer of New American and will serve as chairman of New American following the end of Mr. Horton’s term, (iii) two independent directors designated by AMR, (iv) three independent directors designated by US Airways, and (iv) five independent directors designated by a search committee consisting of representatives of the Official Committee of Unsecured Creditors of the Debtors and certain representatives of creditors signatory to the support agreements with AMR referred to below, one of whom will serve as lead independent director. Subject to applicable law, prior to the Merger, Messrs. Horton and Parker will engage in a planning process for integration purposes.

AMR and US Airways have each made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct their businesses in the ordinary and usual course between the execution of the Merger Agreement and the consummation of the Merger and (ii) not to solicit alternative business combination transactions. In addition, the Merger Agreement contains “no shop” provisions that restrict each party’s ability to initiate, solicit or knowingly encourage or facilitate competing third-party proposals for any transaction involving a merger of such party or the acquisition of a significant portion of its stock or assets, although each party may consider competing, unsolicited proposals and enter into discussions or negotiations regarding such proposals, if its board of directors determines that any such acquisition proposal constitutes, or is reasonably likely to lead to, a superior proposal and that the failure to take such action is reasonably likely to be inconsistent with its fiduciary duties under applicable law.

US Airways has agreed to certain additional customary covenants in the Merger Agreement, including, among others, subject to certain exceptions, (i) to cause a stockholder meeting to be held to consider adoption of the Merger Agreement and (ii) for its board of directors to recommend adoption of the Merger Agreement by US Airways’ stockholders. AMR has also agreed to certain additional customary covenants in the Merger Agreement, including, among others, subject to certain exceptions, (i) to pursue confirmation of the Plan and (ii) for its board of directors to recommend adoption of the Merger Agreement by the Debtors’ stakeholders.

Consummation of the Merger is subject to customary conditions, including, among others: (i) approval of the stockholders of US Airways; (ii) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the receipt of certain other regulatory approvals; (iii) absence of any order or injunction prohibiting the consummation of the Merger; (iv) Bankruptcy Court confirmation of the Plan, which must contain certain specified provisions defined in the Merger Agreement; (v) subject to certain exceptions, the accuracy of representations and warranties with respect to the business of AMR or US Airways, as applicable; (vi) each of AMR and US Airways having performed their respective obligations pursuant to the Merger Agreement; and (vii) receipt by each of the Company and US Airways of a customary tax opinion.

The Merger Agreement contains certain termination rights for AMR and US Airways, and further provides that, upon termination of the Merger Agreement under specified circumstances, (i) AMR may be required to pay US Airways a termination fee of $135 million in the event it terminates the agreement to enter into a superior proposal and $195 million if US Airways terminates the Merger Agreement in the event of a knowing and deliberate breach of the Merger Agreement by AMR and (ii) US Airways may be required to pay AMR a termination fee of $55 million in the event it terminates the agreement to enter into a superior proposal and $195 million if AMR terminates the Merger Agreement in the event of a knowing and deliberate breach of the Merger Agreement by US Airways.

Support Agreement and Term Sheet

On February 13, 2013, AMR and the other Debtors entered into a Support and Settlement Agreement (the Support Agreement) with certain holders of certain prepetition claims against one or more of the Debtors (such holders of claims, the Consenting Creditors), aggregating approximately $1.2 billion of prepetition unsecured claims. Pursuant to the terms of the Support Agreement, each Consenting Creditor has agreed, among other things, and subject to certain conditions, to (a) vote in favor of a Plan, which includes certain terms specified in a Term Sheet attached to the Support Agreement (the Term Sheet), (b) generally support confirmation and consummation of the Plan and (c) not to support or solicit any plan in opposition to the Plan. Confirmation and consummation of the Plan are subject to compliance with the provisions of the Bankruptcy Code and to the closing of the Merger.

The Support Agreement may be terminated upon the occurrence of certain events, including: (a) certain breaches by the Debtors or Consenting Creditors under the Support Agreement; (b) termination of the Merger Agreement or the announcement by AMR or US Airways of their intent to terminate the Merger Agreement (in which case the Support Agreement would terminate automatically); (c) the failure to meet certain milestones with respect to achieving confirmation and consummation of the Plan; (d) the filing, amendment or modification of certain documents, including the Plan, in a manner materially inconsistent with the Support Agreement and materially adverse to a Consenting Creditor (in which case the Support Agreement can be terminated by such Consenting Creditor solely with respect to itself); (e) the amendment or modification of the Merger Agreement in a manner that is materially adverse to a Consenting Creditor (in which case the Support Agreement can be terminated by such Consenting Creditor solely with respect to itself); and (f) if the volume weighted average price of US Airways’ common stock for the thirty trading days ending on the last trading day immediately prior to the date of termination is less than $10.40. Termination of the Support Agreement would give the Consenting Creditors the right to withdraw their support of the Plan.

As described in the Term Sheet, the Plan implements the Merger, incorporates a compromise and settlement of certain intercreditor and intercompany claim issues, and is to contain the following provisions relating to the treatment of prepetition unsecured claims against the Debtors and equity interests in AMR:

•

Unless they elect to receive alternative treatment, holders of prepetition unsecured claims against AMR or American that also are guaranteed by either such company (Double-Dip Unsecured Claims) will receive shares of preferred stock of New American (the New American Preferred Stock) that will be mandatorily convertible into shares of New American Common Stock on each of the 30th, 60th, 90th and 120th day after the effective date of the Plan. Upon the conversion of the New American Preferred Stock on the 120th day after the effective date of the Plan, all New American Preferred Stock will have been converted to New American Common Stock and no New American Preferred Stock will remain outstanding. The conversion price of the New American Preferred Stock will vary on each conversion date, based on the volume weighted average price of the shares of the New American Common Stock on the five trading days immediately preceding each conversion date, at a 3.5% discount, subject to a cap and a floor price. The New American Preferred Stock allocable to the Double-Dip Unsecured Claims will have a face amount equal to the allowed amount of their claims, including post-petition interest at the non-default rate;

•

Holders of prepetition unsecured claims that are not Double-Dip Unsecured Claims (and holders of Double-Dip Unsecured Claims that elect to receive such treatment) will receive shares of New American Preferred Stock, as well as shares of New American Common Stock;

•

Holders of existing AMR equity interests (including stock, warrants, restricted stock units and options) will receive a distribution of shares of New American Common Stock representing 3.5% of the total number of shares of New American Common Stock (on an as-converted basis) in addition to the potential to receive shares of New American Common Stock above such amount; and

•

The satisfaction of certain labor-related claims through the allocation to such claims of shares of New American Common Stock representing 23.6% of the total number of such shares of New American Common Stock ultimately distributed to holders of prepetition general unsecured creditors against the Debtors.

In each case, the distributions made to each of the foregoing stakeholders will be adjusted to take into account any reserves made for disputed claims under the Plan.

Investments and Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Investments and Fair Value Measurements

4. Investments and Fair Value Measurements

Short-term investments consisted of (in millions):

	December 31,
	2012	2011
Overnight investments, time deposits and Repurchase agreements	$308	$131
Corporate and bank notes	2,121	1,808
U. S. government agency mortgages	545	502
U.S. government agency notes		—
Commingled funds	435	1,274
Other	3	3

	$3,412	$3,718

Short-term investments at December 31, 2012, by contractual maturity included (in millions):

Due in one year or less	$2,262
Due between one year and three years	605
Due after three years	545

$3,412

All short-term investments are classified as available-for-sale and stated at fair value. Unrealized gains and losses are reflected as a component of Accumulated other comprehensive income (loss).

The Company utilizes the market approach to measure fair value for its financial assets and liabilities. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s short-term investments classified as Level 2 primarily utilize broker quotes in a non-active market for valuation of these securities. The Company’s fuel derivative contracts, which consist primarily of call options, collars (consisting of a purchased call option and a sold put option) and call spreads (consisting of a purchased call option and a sold call option), are valued using energy and commodity market data which is derived by combining raw inputs with quantitative models and processes to generate forward curves and volatilities. Heating oil, jet fuel and crude oil are the primary underlying commodities in the hedge portfolio. No changes in valuation techniques or inputs occurred during the year ended December 31, 2012.

Assets and liabilities measured at fair value on a recurring basis are summarized below:

(in millions)	Fair Value Measurements as of December 31, 2012
	Total	Level 1	Level 2	Level 3
Description
Short-term investments[1,2]
Money market funds	$438	$438	$—	$—
Government agency investments	545	—	545	—
Repurchase agreements	304	—	304	—
Corporate obligations	1,519		1,519	—
Bank notes / Certificates of deposit / Time deposits	606		606	—

	3,412	438	2,974	—
Restricted cash and short-term investments[1]	850	850	—	—
Fuel derivative contracts, net[1]	65	—	65	—

Total	$4,327	$1,288	$3,039	$—

[1]

Unrealized gains or losses on short-term investments, restricted cash and short-term investments and derivatives qualifying for hedge accounting are recorded in Accumulated other comprehensive income (loss) at each measurement date.

[2]

The Company’s short-term investments mature in one year or less except for $200 million of Bank notes/Certificates of deposit/Time deposits, $545 million of U.S. Government agency investments and $405 million of Corporate obligations which have maturity dates exceeding one year.

No significant transfers between Level 1 and Level 2 occurred during the year ended December 31, 2012. The Company’s policy regarding the recording of transfers between levels is to record any such transfers at the end of the reporting period.

As of December 31, 2012, the Company had no exposure to European sovereign debt.

Leases	12 Months Ended
Dec. 31, 2012
Leases

6. Leases

AMR’s subsidiaries lease various types of equipment and property, primarily aircraft and airport facilities. As allowed under section 365 and other relevant sections of the Bankruptcy Code, the Debtors may assume, assume and assign, or reject certain executory contracts and unexpired leases, including, without limitation, leases of real property, aircraft, and aircraft engines, subject to the approval of the Bankruptcy Court and other conditions, including compliance with section 1110 with respect to aircraft and aircraft-related assets. As of December 31, 2012, the Company has made substantial progress in reducing its cost structure, including by improving certain of the financial terms of its lease agreements, including many related to aircraft and real property leases. These agreements on improved terms are generally subject to certain conditions, including in some cases reaching agreement on definitive documents and the Company’s successful emergence from the Chapter 11 Cases. The Company’s liabilities pertaining to leases may still change significantly in the future as differences between amounts scheduled by the Debtors and claims by creditors are investigated. See Note 1 to the consolidated financial statements for further information on the Company’s Chapter 11 process, including the section 365 process and the magnitude of potential claims.

The future minimum lease payments required under capital leases, together with the present value of such payments, and future minimum lease payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year as of December 31, 2012, were (in millions):

	Capital Leases		Operating Leases
Year Ending December 31,
2013	$82		$1,033
2014	69		962
2015	63		892
2016	56		816
2017	52		777
2018 and thereafter	360		4,531

	$682		$9,011	(2)

Less amount representing interest	251

Present value of net minimum lease payments	$431	(1)

(1)	As of December 31, 2012, included in Liabilities Subject to Compromise on the accompanying consolidated balance sheet is approximately $19 million relating to ground capital leases.
(2)

As of December 31, 2012, $201 million and $160 million are included on the accompanying balance sheet in Liabilities Subject to Compromise and Accrued liabilities and other liabilities and deferred credits, respectively, relating to rent expense being recorded in advance of future operating lease payments.

American has entered into sale-leaseback arrangements with certain leasing companies to finance 26 Boeing 737-800 scheduled to be delivered from January 2013 through 2014 and one Boeing 777-300ER aircraft scheduled to be delivered in 2013. The financings of each aircraft under these arrangements are subject to certain terms and conditions. In addition, in some instances, they are also subject to collaboration with the Creditors’ Committee and other key stakeholders and to the approval of the Bankruptcy Court.

During 2012, American financed 30 Boeing 737-800 and two 777-300ER aircraft under sale-leaseback arrangements, which are accounted for as operating leases. These sale-leaseback transactions resulted in gains which are being amortized over the respective remaining lease terms. During 2011, the Company incurred approximately $31 million in non-recurring non-cash charges related to certain sale-leaseback transactions. During 2010, the Company financed 36 deliveries of Boeing 737-800 aircraft through sale-leaseback transactions resulting in gains which are being amortized over the respective remaining lease terms.

At December 31, 2012, the Company was operating 215 jet aircraft and nine turboprop aircraft under operating leases and 33 jet aircraft under capital leases. Leases can generally be renewed at rates based on fair market value at the end of the lease term for a number of additional years.

Special facility revenue bonds have been issued by certain municipalities primarily to improve airport facilities and purchase equipment. To the extent these transactions were committed to prior to May 21, 1998, they are accounted for as operating leases under U.S. GAAP. In accordance with various orders of the Bankruptcy Court, special facility revenue bond claims (totaling approximately $1.1 billion) in connection with the Alliance Airport, Dallas-Fort Worth International Airport and Luis Munoz Marin International Airport in San Juan are expected to be treated as general unsecured claims. Approximately $486 million of the special facility revenue bonds that had not been compromised as of December 31, 2012 (with total future payments of approximately $822 million as of December 31, 2012) are guaranteed by American, AMR, or both. Approximately $112 million of these special facility revenue bonds contain mandatory tender provisions that require American to make operating lease payments sufficient to repurchase the bonds in 2014. Although American has the right to remarket the bonds, there can be no assurance that these bonds will be successfully remarketed. Any payments to redeem or purchase bonds that are not remarketed would generally reduce existing rent leveling accruals or be considered prepaid facility rentals and would reduce future operating lease commitments. The special facility revenue bonds that contain mandatory tender provisions are listed in the table above at their ultimate maturity date rather than their mandatory tender provision date.

Rent expense, excluding landing fees, was $1.4 billion, $1.6 billion and $1.5 billion in 2012, 2011 and 2010, respectively.

American has determined that it holds a significant variable interest in, but is not the primary beneficiary of, certain trusts that are the lessors under 19 of its aircraft operating leases. These leases contain a fixed price purchase option, which allows American to purchase the aircraft at a predetermined price on a specified date. However, American does not guarantee the residual value of the aircraft. As of December 31, 2012, future lease payments required under these leases totaled $98 million.

Share Based Compensation	12 Months Ended
Dec. 31, 2012
Share Based Compensation

10. Share Based Compensation

Prior to the Petition Date, the Company adopted certain plans which provide for the issuance of common stock in connection with the exercise of stock options and for other stock-based awards. AMR has granted stock compensation under three plans: the 1998 Long Term Incentive Plan (the 1998 Plan), the 2003 Employee Stock Incentive Plan (the 2003 Plan) and the 2009 Long Term Incentive Plan (the 2009 Plan). Collectively, the 1998 Plan and the 2009 Plan are referred to as the LTIP Plans.

The Company believes that all of its stock options could be cancelled as part of its emergence from Chapter 11. The following includes additional information about these plans as of December 31, 2012. No awards were made under the Company’s plans in 2012, and it is expected that no future awards will be made under these existing plans.

Under the LTIP Plans, officers and key people of AMR and its subsidiaries were granted certain types of stock or performance based awards. At December 31, 2012, the Company had stock option awards, stock appreciation right (SAR) awards, performance share awards, deferred share awards and other awards outstanding under these plans. The total number of common shares authorized for distribution under the 1998 Plan and the 2009 Plan is 23,700,000 and 4,000,000 shares, respectively. The 1998 Plan expired by its terms in 2008.

The Company established the 2003 Plan to provide equity awards to employees. Under the 2003 Plan, employees may be granted stock options, restricted stock and deferred stock. At December 31, 2012, the Company had stock options and deferred awards outstanding under this plan. The total number of shares authorized for distribution under the 2003 Plan is 42,680,000 shares.

In 2012, 2011 and 2010 the total charge for share-based compensation expense included in Wages, salaries and benefits expense was $29 million, $40 million and $53 million, respectively. In 2012, 2011 and 2010, the amount of cash used to settle equity instruments granted under share-based compensation plans was $0 million, $2 million and $2 million, respectively.

Stock Options/SARs During 2006, the AMR Board of Directors approved an amendment covering all of the outstanding stock options previously granted under the 1998 Plan. The amendment added to each of the outstanding options an additional SAR in tandem with each of the then outstanding stock options. The addition of the SAR did not impact the fair value of the stock options, but simply allowed the Company to settle the exercise of the option by issuing the net number of shares equal to the in-the-money value of the option. This amendment is estimated to make available enough shares to permit the Company to settle all outstanding performance and deferred share awards under the 1998 Plan in stock rather than cash.

Options/SARs granted under the LTIP Plans and the 2003 Plan are awarded with an exercise price equal to the fair market value of the stock on date of grant, become exercisable in equal annual installments over periods ranging from three to five years and expire no later than ten years from the date of grant. Expense for the options is recognized on a straight-line basis. The fair value of each award is estimated on the date of grant using the modified Black-Scholes option valuation model and the assumptions noted in the following table. Expected volatilities are based on implied volatilities from traded options on the Company’s stock, historical volatility of the Company’s stock, and other factors. The Company uses historical employee exercise data to estimate the expected term of awards granted used in the valuation model. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant. The dividend yield is assumed to be zero based on the Company’s history and expectation of not paying dividends.

	2012[1]	2011	2010
Expected volatility	—%	73.5% to 75.4%	74.4% to 75.9%
Expected term (in years)	—	4.0	4.0
Risk-free rate	—%	0.90% to 2.11%	1.18% to 2.58%
Annual forfeiture rate	—%	10.0%	10.0%

[1]	No options/SARs were granted in 2012.

A summary of stock option/SARs activity under the LTIP Plans and the 2003 Plan as of December 31, 2012, and changes during the year then ended is presented below:

	LTIP Plans		The 2003 Plan
	Options/SARs	Weighted Average Exercise Price	Options	Weighted Average Exercise Price
Outstanding at January 1	13,809,841	$10.31	13,082,905	$5.66
Granted	—	—	—	—
Exercised	—	—	—	—
Forfeited or Expired	(2,539,779)	17.22	(403,549)	9.02

Outstanding at December 31	11,270,062	$8.75	12,679,356	$5.55

Exercisable at December 31	6,611,656	$10.44	12,679,356	$5.55

Weighted Average Remaining Contractual Term of Options Outstanding (in years)	6.3		0.4

Aggregate Intrinsic Value of Options Outstanding	$—		$—

There is no intrinsic value of vested options/SARs at December 31, 2012. The weighted-average grant date fair value of options/SARs granted during 2011 and 2010 was $3.59 and $3.97, respectively. The total intrinsic value of options/SARs exercised 2011 and 2010 was less than $1 million and $1 million, respectively.

A summary of the status of the Company’s non-vested options/SARs under all plans as of December 31, 2012, and changes during the year ended December 31, 2012, is presented below:

	Options/SARs	Weighted Average Grant Date Fair Value
Outstanding at January 1	7,468,019	$3.59
Granted	—	—
Vested	(2,022,036)	3.89
Forfeited	(787,577)	3.54

Outstanding at December 31	4,658,406	$3.47

As of December 31, 2012, there was $6 million of total unrecognized compensation cost related to non-vested stock options/SARs granted under the LTIP Plans and the 2003 Plan that is expected to be recognized over a weighted-average period of 2.5 years. The total fair value of stock options/SARs vested during the years ended December 31, 2012, 2011 and 2010, was $5 million, $7 million and $11 million, respectively.

The Company received no cash from exercise of stock options for the year ended December 31, 2012 and received $1 million for the years ended December 31, 2011 and 2010. No tax benefit was realized as a result of stock options/SARs exercised in 2012 due to the tax valuation allowance discussed in Note 9.

Performance Share Awards Performance share awards are granted under the LTIP Plans, generally vest pursuant to a three year measurement period and are settled on the vesting date. The number of awards ultimately issued under performance share awards is contingent on AMR’s relative stock price performance compared to certain of its competitors over a three year period and can range from zero to 175 percent of the awards granted. The fair value of performance awards is calculated by multiplying the stock price on the date of grant by the expected payout percentage and the number of shares granted.

Activity during 2012 for performance awards accounted for as equity awards was:

	Awards	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1	6,341,695
Granted	—
Settled	—
Forfeited or Expired	(197,695)

Outstanding at December 31	6,144,000	0.2	$4,915,200

The aggregate intrinsic value represents the Company’s current estimate of the number of shares (6,144,000 shares at December 31, 2012) that will ultimately be distributed for outstanding awards computed using the market value of the Company’s common stock at December 31, 2012. The weighted-average grant date fair value per share of performance share awards granted during 2011 and 2010 was $6.58 and $7.01, respectively. As of December 31, 2012, there was $2 million of total unrecognized compensation cost related to performance share awards that is expected to be recognized during 2013.

Deferred Share Awards The distribution of deferred share awards granted under the LTIP Plans is based solely on a requisite service period (generally 36 months). Career equity awards granted to certain employees of the Company vest upon the retirement of those individuals. The fair value of each deferred award is based on AMR’s stock price on the measurement date.

Activity during 2012 for deferred awards accounted for as equity awards was:

	Shares	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1	7,271,021
Granted	—
Settled	(24,840)
Forfeited or Expired	(481,124)

Outstanding at December 31	6,765,057	0.9	$5,412,045

The weighted-average grant date fair value per share of deferred awards granted during 2011 and 2010 was $6.29 and $7.05, respectively. The total fair value of awards settled during the years ended December 31, 2011 and 2010 was $1 million and $3 million, respectively. As of December 31, 2012, there was $6 million of total unrecognized compensation cost related to deferred awards that is expected to be recognized over a weighted average period of 2.3 years.

Other Awards As of December 31, 2012, certain performance share agreements and deferred share award agreements were accounted for as a liability, or as equity, as appropriate, in the consolidated balance sheet as the plans only permit settlement in cash or the awards required that the employee meet certain performance conditions which were not subject to market measurement. As a result, awards under these agreements are marked to current market value. As of December 31, 2012, the aggregate intrinsic value of these awards was $2 million and the weighted average remaining contractual term of these awards was 1.3 years. The total fair value of awards settled during the years ended December 31, 2012, 2011 and 2010 was $0 million, $2 million, and $2 million respectively. As of December 31, 2012, there was $1 million of total unrecognized compensation cost related to other awards that is expected to be recognized over a weighted average period of 1.3 years.

The Company does not intend to assume any equity-based awards that were outstanding at the commencement date of its Chapter 11 Case.

Intangible Assets	12 Months Ended
Dec. 31, 2012
Intangible Assets

12. Intangible Assets

The Company has recorded international slot and route authorities of $708 million as of December 31, 2012 and 2011. The Company considers these assets indefinite life assets and as a result, they are not amortized but instead are tested for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. Such triggering events may include significant changes to the Company’s network or capacity, or the implementation of open skies agreements in countries where the Company operates flights.

As there is minimal market activity for the valuation of routes and international slots and landing rights, the Company measures fair value with inputs using the income approach. The income approach uses valuation techniques, such as future cash flows, to convert future amounts to a single present discounted amount. The inputs utilized for these valuations are unobservable and reflect the Company’s assumptions about market participants and what they would use to value the routes and accordingly are considered Level 3 in the fair value hierarchy. The Company’s unobservable inputs are developed based on the best information available as of December 31, 2012.

The following tables provide information relating to the Company’s amortized intangible assets as of December 31 (in millions):

	2012
	Cost	Accumulated Amortization	Net Book Value
Amortized intangible assets:
Airport operating rights	$515	$385	$130
Gate lease rights	155	124	31

Total	$670	$509	$161

	2011
	Cost	Accumulated Amortization	Net Book Value
Amortized intangible assets:
Airport operating rights	$515	$364	$151
Gate lease rights	160	125	35

Total	$675	$489	$186

Airport operating and gate lease rights are being amortized on a straight-line basis over 25 years to a zero residual value. The Company recorded amortization expense related to these intangible assets of approximately $25 million, $27 million, and $28 million for the years ended December 31, 2012, 2011 and 2010, respectively. The Company expects to record annual amortization expense averaging approximately $19 million in each of the next five years related to these intangible assets.

Segment Reporting	12 Months Ended
Dec. 31, 2012
Segment Reporting

15. Segment Reporting

The Company’s operations of American and AMR Eagle are treated as an integrated route network and the route scheduling system maximizes the operating results of the Company. The Company’s chief operating decision maker makes resource allocation decisions to maximize the Company’s consolidated financial results. Based on the way the Company treats the network and the manner in which resource allocation decisions are made, the Company has only one operating segment for financial reporting purposes consisting of the operations of American and AMR Eagle.

American, together with the American Eagle carriers and the third party carriers that provide regional feed to American, serves more than 250 cities in approximately 50 countries with, on average, 3,400 daily flights. The combined network fleet numbers approximately 900 aircraft. American is also one of the largest scheduled air freight carriers in the world, providing a wide range of freight and mail services to shippers throughout its system onboard American’s passenger fleet.

Revenues from other segments are below the quantitative threshold for determining reportable segments and consist primarily of revenues from Americas Ground Services, Inc. The difference between the financial information of the Company’s one reportable segment and the financial information included in the accompanying consolidated statements of operations and balance sheets as a result of these entities is not material.

The Company’s operating revenues by geographic region (as defined by DOT) are summarized below (in millions):

	Year Ended December 31,
	2012	2011	2010
DOT Domestic	$14,287	$13,804	$13,081
DOT Latin America	5,813	5,460	4,619
DOT Atlantic	3,411	3,499	3,365
DOT Pacific	1,344	1,216	1,105

Total consolidated revenues	$24,855	$23,979	$22,170

The Company attributes operating revenues by geographic region based upon the origin and destination of each flight segment. The Company’s tangible assets consist primarily of flight equipment, which are mobile across geographic markets and, therefore, have not been allocated.

Quarterly Financial Data	12 Months Ended
Dec. 31, 2012
Quarterly Financial Data

16. Quarterly Financial Data (Unaudited)

Unaudited summarized financial data by quarter for 2012 and 2011 (in millions, except per share amounts):

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2012
Operating revenues	$6,037	$6,452	$6,429	$5,937
Operating income (loss)	(89)	142	51	3
Net earnings (loss)	(1,660)	(241)	(238)	263
Earnings (loss) per share:
Basic	(4.95)	(0.72)	(0.71)	0.78
Diluted	(4.95)	(0.72)	(0.71)	0.69
2011
Operating revenues	$5,533	$6,114	$6,376	$5,956
Operating income (loss)	(232)	(78)	39	(783)
Net earnings (loss)	(436)	(286)	(162)	(1,095)
Earnings (loss) per share:
Basic	(1.31)	(0.85)	(0.48)	(3.27)
Diluted	(1.31)	(0.85)	(0.48)	(3.27)

The Company’s fourth quarter 2012 performance reflects restructuring charges and special items consisting of $361 million of severance related charges and write off of lease hold improvements on aircraft and at airport facilities that were rejected during the Chapter 11 process and a $280 million benefit from a settlement of a commercial dispute. The second and third quarters of 2012 reflect $106 million and $211 million of such items, respectively.

The Company’s fourth quarter 2011 performance reflects restructuring charges and special items consisting of $768 million, including $725 million related to the impairment of certain aircraft and gates and a $43 million revenue reduction as a result of a decrease in the breakage assumption related to the AAdvantage frequent flier liability.

The first quarter 2011 results include a loss of $31 million in non-recurring non-cash charges related to certain sale/leaseback transactions.

Schedule II-Valuation and Qualifying Accounts and Reserves	12 Months Ended
Dec. 31, 2012
Schedule II-Valuation and Qualifying Accounts and Reserves

Schedule II—Valuation and Qualifying Accounts and Reserves

	Balance at beginning of year	Changes charged to statement of operations accounts	Payments	Write-offs (net of recoveries)	Sales, retire- ments and transfers	Balance at end of year
	(in millions)
Year ended December 31, 2012
Allowance for obsolescence of inventories	$530	$18	$—	$(45)	$—	$503
Allowance for uncollectible accounts	51	3	—	(11)	—	43
Reserves for environmental remediation costs	14	(1)	—	—	—	13
Year ended December 31, 2011
Allowance for obsolescence of inventories	$479	$31	$—	$—	$20	$530
Allowance for uncollectible accounts	57	4	—	(10)	—	51
Reserves for environmental remediation costs	17	(2)	(1)	—	—	14
Year ended December 31, 2010
Allowance for obsolescence of inventories	$457	$30	$—	$—	$(8)	$479
Allowance for uncollectible accounts	57	5	—	(5)	—	57
Reserves for environmental remediation costs	18	—	(1)	—	—	17

Basis of Presentation (Policies)	12 Months Ended
Dec. 31, 2012
Basis of Presentation

Basis of Presentation The accompanying consolidated financial statements as of December 31, 2012 and for the three years ended December 31, 2012 include the accounts of AMR and its wholly owned subsidiaries, including (i) its principal subsidiary, American Airlines, Inc. (American) and (ii) its regional airline subsidiary, AMR Eagle Holding Corporation (AMR Eagle), which has two primary subsidiaries, American Eagle Airlines, Inc. and Executive Airlines, Inc. . The consolidated financial statements as of and for the years ended December 31, 2012, 2011 and 2010 include the accounts of the Company and its wholly owned subsidiaries as well as variable interest entities (VIEs) for which the Company is the primary beneficiary. All significant intercompany transactions have been eliminated.

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP), including the provisions of ASC 852 “Reorganizations” (ASC 852). ASC 852 requires that the financial statements of the Company, for periods subsequent to the filing of the Chapter 11 Cases, distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Accordingly, certain revenues, expenses (including professional fees), realized gains and losses and provisions for losses that are realized or incurred in the Chapter 11 Cases are recorded in reorganization items, net on the accompanying Consolidated Statement of Operations. In addition, prepetition obligations that may be impacted by the Chapter 11 reorganization process have been classified on the Consolidated Balance Sheet in liabilities subject to compromise. These liabilities are reported at the amounts expected to be allowed by the Bankruptcy Court, even if they may be settled for lesser amounts.

Certain of our non-U.S. subsidiaries are not part of the Chapter 11 Cases. Since the non-US subsidiaries not part of the bankruptcy filing do not have significant transactions, we do not separately disclose the condensed combined financial statements of such non-U.S. subsidiaries s in accordance with the requirements of reorganization accounting.

The Company has also prepared these consolidated financial statements on a going concern basis, which contemplates continuity of operations, realization of assets and satisfaction of liabilities in the ordinary course of business. Accordingly, the Company’s consolidated financial statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

As a result of the Chapter 11 proceedings, the satisfaction of our liabilities and funding of ongoing operations are subject to uncertainty and, accordingly, there is a substantial doubt of the Company’s ability to continue as a going concern.

The accompanying consolidated financial statements do not purport to reflect or provide for the consequences of the Chapter 11 Cases, other than as set forth under “liabilities subject to compromise” on the accompanying Consolidated Balance Sheets and “income (loss) before reorganization items, net” and “reorganization items, net” on the accompanying Consolidated Statements of Operations (see Note 1 to the consolidated financial statements). In particular, the financial statements do not purport to show (1) as to assets, their realizable value on a liquidation basis or their availability to satisfy liabilities; (2) as to prepetition liabilities, the amounts that may be allowed for claims or contingencies, or the status and priority thereof; (3) as to shareowners’ equity accounts, the effect of any changes that may be made to the Debtors’ capitalization; or (4) as to operations, the effect of any changes that may be made to the Debtors’ business.

While operating as debtors-in-possession under Chapter 11 of the Bankruptcy Code, the Debtors may sell or otherwise dispose of or liquidate assets or settle liabilities, subject to the approval of the Bankruptcy Court or otherwise as permitted in the ordinary course of business. Moreover, the ultimate plan of reorganization for the Debtors could materially change the amounts and classifications in the historical consolidated financial statements.

New Accounting Pronouncements

New Accounting Pronouncements In December 2011, the FASB issued ASU 2011-11, “Disclosures About Offsetting Assets and Liabilities.” This update creates new disclosure requirements about the nature of an entity’s rights of setoff and related arrangements associated with its financial instruments and derivative instruments. The disclosure requirements in this update are effective for annual reporting periods, and interim periods within those years, beginning on or after January 1, 2013. The Company is currently evaluating the impact this update will have on its disclosures.

In July 2012, the FASB issued ASU 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment.” This update amends ASC 350, “Intangibles—Goodwill and Other” to allow entities an option to first assess qualitative factors to determine whether it is necessary to perform the quantitative impairment test. Under that option, an entity no longer would be required to calculate the fair value of the intangible asset unless the entity determines, based on that qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amendments in this update are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. The Company is currently evaluating the impact this update may have on its indefinite-lived intangibles impairment testing.

In August of 2012, the SEC issued a final rule implementing Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act that imposes reporting requirements on issuers who use or may use “Conflict Minerals,” defined as columbite-tantalite (the metal ore from which tantalum is extracted), cassiterite (the metal ore from which tin is extracted), gold, and wolframite (the metal ore from which tungsten is extracted), or their derivatives, originating from the Democratic Republic of the Congo and neighboring countries (collectively, “covered countries”). The rule was mandated in response to humanitarian concerns that trade in conflict minerals are used to finance armed groups in the covered countries. The rule describes assessment and reporting requirements for all issuers for which conflict minerals originating in a covered country are necessary to the functionality or production of a product manufactured, or contracted to be manufactured, by the issuer. Such issuers are required to file a newly created Form SD annually by May 31 for the prior calendar year. Initial Form SDs are required to be filed by May 31, 2014 for the calendar year 2013. The Company is currently in the process of assessing whether it will be required to file a Form SD for calendar year 2013 and determining necessary processes and procedures to collect information necessary to make any required filing. The Company does not anticipate that any requirement to file this new Form SD will have a material impact on its consolidated financial statements.

Use Of Estimates

Use of Estimates The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the accompanying consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Restricted Cash And Short-Term Investments

Restricted Cash and Short-term Investments The Company has restricted cash and short-term investments related primarily to collateral held to support projected workers’ compensation obligations and funds held for certain tax obligations.

Inventories

Inventories Spare parts, materials and supplies relating to flight equipment are carried at average acquisition cost and are expensed when used in operations. Allowances for obsolescence are provided—over the estimated useful life of the related aircraft and engines—for spare parts expected to be on hand at the date aircraft are retired from service. Allowances are also provided for spare parts currently identified as excess and obsolete. These allowances are based on management estimates, which are subject to change.

Maintenance And Repair Costs

Maintenance and Repair Costs Maintenance and repair costs for owned and leased flight equipment are charged to operating expense as incurred, except costs incurred for maintenance and repair under flight hour maintenance contract agreements, which are accrued based on contractual terms when an obligation exists.

Intangible Assets

Intangible Assets Route acquisition costs and airport operating and gate lease rights represent the purchase price attributable to route authorities (including international airport take-off and landing slots), domestic airport take-off and landing slots and airport gate leasehold rights acquired. Indefinite-lived intangible assets (route acquisition costs and international slots and related international take-off and landing slots) are tested for impairment annually on December 31, rather than amortized, or when a triggering event occurs, in accordance with U.S. GAAP. Such triggering events may include significant changes to the Company’s network or capacity, or the implementation of open skies agreements in countries where the Company operates flights. Airport operating and gate lease rights are being amortized on a straight-line basis over 25 years to a zero residual value.

Statements Of Cash Flows	Statements of Cash Flows Short-term investments, without regard to remaining maturity at acquisition, are not considered as cash equivalents for purposes of the statements of cash flows.
Measurement Of Asset Impairments

Measurement of Asset Impairments The Company records impairment charges on long-lived assets used in operations when events and circumstances indicate that the assets may be impaired. An asset or group of assets is considered impaired when the undiscounted cash flows estimated to be generated by the asset are less than the carrying amount of the asset and the net book value of the asset exceeds its estimated fair value. In making these determinations, the Company uses certain assumptions, including, but not limited to: (i) estimated fair value of the asset; and (ii) estimated future cash flows expected to be generated by the asset, which are based on additional assumptions such as asset utilization, length of service the asset will be used in the Company’s operations and estimated salvage values.

Equipment And Property

Equipment and Property The provision for depreciation of operating equipment and property is computed on the straight-line method applied to each unit of property, except that major rotable parts, avionics and assemblies are depreciated on a group basis. The depreciable lives used for the principal depreciable asset classifications are:

Depreciable Life
American jet aircraft and engines	20—30 years
Other regional aircraft and engines	16—20 years
Major rotable parts, avionics and assemblies	Life of equipment to which applicable
Improvements to leased flight equipment	Lesser of remaining lease term or expected useful life
Buildings and improvements (principally on leased land)	5—30 years or term of lease, including estimated renewal options when renewal is economically compelled at key airports
Furniture, fixtures and other equipment	3—10 years
Capitalized software	5—10 years

Residual values for aircraft, engines, major rotable parts, avionics and assemblies are generally five to ten percent, except when guaranteed by a third party for a different amount.

Equipment and property under capital leases are amortized over the term of the leases or, in the case of certain aircraft, over their expected useful lives. Lease terms vary but are generally six to 25 years for aircraft and seven to 40 years for other leased equipment and property.

Regional Affiliates

Regional Affiliates Revenue from ticket sales is generally recognized when service is provided. Regional Affiliates revenues for flights connecting to American flights are based on industry standard proration agreements.

Passenger Revenue

Passenger Revenue Passenger ticket sales are initially recorded as a component of Air traffic liability. Revenue derived from ticket sales is recognized at the time service is provided. However, due to various factors, including the complex pricing structure and interline agreements throughout the industry, certain amounts are recognized in revenue using estimates regarding both the timing of the revenue recognition and the amount of revenue to be recognized, including breakage. These estimates are generally based upon the evaluation of historical trends, including the use of regression analysis and other methods to model the outcome of future events based on the Company’s historical experience, and are recorded at the scheduled time of departure.

Various taxes and fees assessed on the sale of tickets to end customers are collected by the Company as an agent and remitted to taxing authorities. These taxes and fees have been presented on a net basis in the accompanying consolidated statement of operations and recorded as a liability until remitted to the appropriate taxing authority.

Frequent Flyer Program

Frequent Flyer Program The estimated incremental cost of providing free travel awards is accrued for mileage credits earned by using American’s service that are expected to be redeemed in the future. American also accrues a frequent flyer liability for the mileage credits that are expected to be used for travel on participating airlines based on historical usage patterns and contractual rates. American sells mileage credits and related services to companies participating in its frequent flyer program. The portion of the revenue related to the sale of mileage credits, representing the revenue for air transportation sold, is valued at fair value and is deferred and amortized over 28 months, which approximates the expected period over which the mileage credits are used. Breakage of sold miles is recognized over the estimated period of usage. The remaining portion of the revenue, representing the marketing services sold and administrative costs associated with operating the AAdvantage program, is recognized upon sale as a component of Other revenues, as the related services have been provided. The Company’s total liability for future AAdvantage award redemptions for free, discounted or upgraded travel on American, American Eagle or participating airlines as well as unrecognized revenue from selling AAdvantage miles was approximately $1.7 billion (and is recorded as a component of Air traffic liability on the accompanying consolidated balance sheets) at December 31, 2012 and $1.6 billion as of December 31, 2011.

Income Taxes

Income Taxes The Company generally believes that the positions taken on previously filed income tax returns are more likely than not to be sustained by the taxing authorities. The Company has recorded income tax and related interest liabilities where the Company believes its position may not be sustained or where the full income tax benefit will not be recognized. Thus, the effects of potential income tax benefits resulting from the Company’s unrecognized tax positions are not reflected in the tax balances of the financial statements. Recognized and unrecognized tax positions are reviewed and adjusted as events occur that affect the Company’s judgment about the recognizability of income tax benefits, such as lapsing of applicable statutes of limitations, conclusion of tax audits, release of administrative guidance, or rendering of a court decision affecting a particular tax position.

Advertising Costs

Advertising Costs The Company expenses on a straight-line basis the costs of advertising as incurred throughout the year. Advertising expense was $153 million for the year ended December 31, 2012, $186 million for the year ended December 31, 2011 and $165 million for the year ended December 31, 2010.

Subsequent Events

Subsequent Events In connection with preparation of the consolidated financial statements and in accordance U.S. GAAP, the Company evaluated subsequent events after the balance sheet date of December 31, 2012 and identified items as set forth in Note 17 to the consolidated financial statements.

Chapter 11 Reorganization (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Schedule Liabilities Subject to Compromise

The following table summarizes the components of liabilities subject to compromise included on the Condensed Consolidated Balance Sheet as of March 31, 2013 and December 31, 2012:

(in millions)
	March 31, 2013	December 31, 2012
Long-term debt	$1,198	$1,198
Estimated allowed claims on aircraft lease and debt obligations and facility lease and bond obligations	3,971	3,716
Pension and postretirement benefits	1,237	1,250
Accounts payable and other accrued liabilities	385	442
Other	(12)	—

Total liabilities subject to compromise	$6,779	$6,606

Liabilities Subject to Compromise

The following table summarizes the components of liabilities subject to compromise included on the Consolidated Balance Sheet as of December 31, 2012 and 2011:

(in millions)
	2012	2011
Long-term debt	$1,198	$2,482
Estimated allowed claims on aircraft lease and debt obligations and facility lease and bond obligations	3,716	1,868
Pension and postretirement benefits	1,250	—
Accounts payable and other accrued liabilities	442	489
Other	—	4

Total liabilities subject to compromise	$6,606	$4,843

Schedule of Liabilities Subject to Compromise, Debt

Long-term debt, including undersecured debt, classified as subject to compromise as of March 31, 2013 and December 31, 2012 consisted of (in millions):

	March 31, 2013	December 31, 2012
Secured variable and fixed rate indebtedness due through 2023 (effective rates from 1.00%—13.00% at March 31, 2013)	$172	$172
6.00%—8.50% special facility revenue bonds due through 2036	186	186
6.25% senior convertible notes due 2014	460	460
9.00%—10.20% debentures due through 2021	214	214
7.88%—10.55% notes due through 2039	166	166

	$1,198	$1,198

Long-term debt, including undersecured debt, classified as subject to compromise as of December 31, 2012 and 2011 consisted of (in millions):

	2012	2011
Secured variable and fixed rate indebtedness due through 2023 (effective rates from 1.00%—13.00% at December 31, 2012)	$172	$1,456
6.00%—8.50% special facility revenue bonds due through 2036	186	186
6.25% senior convertible notes due 2014	460	460
9.0%—10.20% debentures due through 2021	214	214
7.88%—10.55% notes due through 2039	166	166

	$1,198	$2,482

Schedule Of Reorganization Items

The following table summarizes the components included in reorganization items, net on the Consolidated Statements of Operations for the three months ended March 31, 2013 and March 31, 2012:

(in millions)
	Three Months Ended March 31,
	2013	2012
Pension and postretirement benefits	$—	$—
Aircraft and facility financing renegotiations and rejections(1)(2)(3)	136	1,356
Professional fees	39	45
Other	(15)	—

Total reorganization items, net	$160	$1,401

(1)

Amounts include allowed claims (claims approved by the Bankruptcy Court) and estimated allowed claims relating to the rejection or modification of financings related to aircraft. The Debtors record an estimated claim associated with the rejection or modification of a financing when the applicable motion is filed with the Bankruptcy Court to reject or modify such financing and the Debtors believe that it is probable the motion will be approved, and there is sufficient information to estimate the claim. Modifications of the financings related to certain aircraft remain subject to conditions, including reaching agreement on definitive documentation. See above, “Special Protection Applicable to Leases and Secured Financing of Aircraft and Aircraft Equipment,” for further information.

(2)

Amounts include allowed claims (claims approved by the Bankruptcy Court) and estimated allowed claims relating to entry of orders treating as unsecured claims with respect to facility agreements supporting certain issuances of special facility revenue bonds. The Debtors record an estimated claim associated with the treatment of claims with respect to facility agreements when the applicable motion is filed with the Bankruptcy Court and the Debtors believe that it is probable that the motion will be approved, and there is sufficient information to estimate the claim. See above, “Rejection of Executory Contracts,” for further information.

(3)

Pursuant to the Support Agreement, as defined and further described in Note 13 to the Condensed Consolidated Financial Statements, the Debtors agreed to allow certain post-petition unsecured claims on obligations. As a result, the Company recorded reorganization charges to adjust estimated allowed claim amounts previously recorded on rejected special facility revenue bonds of $127 million, which is included in the table above.

The following table summarizes the components included in reorganization items, net on the Consolidated Statements of Operations for the years ended December 31, 2012 and 2011:

(in millions)
	2012	2011
Pension and postretirement benefits	$(66)	$—
Aircraft and facility financing renegotiations and rejections(1)(2)	1,950	102
Professional fees	229	14
Other	95	2

Total reorganization items, net	$2,208	$118

(1)

Amounts include allowed claims (claims approved by the Bankruptcy Court) and estimated allowed claims relating to the rejection or modification of financings related to aircraft. The Debtors record an estimated claim associated with the rejection or modification of a financing when the applicable motion is filed with the Bankruptcy Court to reject or modify such financing and the Debtors believe that it is probable the motion will be approved, and there is sufficient information to estimate the claim. Modifications of the financings related to aircraft remain subject to conditions, including reaching agreement on definitive documentation. See above, “Special Protection Applicable to Leases and Secured Financing of Aircraft and Aircraft Equipment,” for further information.

(2)

Amounts include allowed claims (claims approved by the Bankruptcy Court) and estimated allowed claims relating to entry of orders treating as unsecured claims with respect to facility agreements supporting certain issuances of special facility revenue bonds. The Debtors record an estimated claim associated with the treatment of claims with respect to facility agreements when the applicable motion is filed with the Bankruptcy Court and the Debtors believe that it is probable that the motion will be approved, and there is sufficient information to estimate the claim. See above, “Rejection of Executory Contracts,” for further information.

Commitments, Contingencies and Guarantees (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Schedule Of Aircraft Acquisition Commitments

American had total aircraft acquisition commitments as of March 31, 2013 as follows:

		Boeing				Airbus
		737 Family	737 MAX	777-300 ER	787 Family	A320 Family	A320 NEO	Total
Remainder of 2013	Purchase	22	—	5	—	—	—	27
	Lease	—	—	—	—	20	—	20
2014	Purchase	16	—	6	2	—	—	24
	Lease	4	—	—	—	35	—	39
2015	Purchase	—	—	2	11	—	—	13
	Lease	20	—	—	—	30	—	50
2016	Purchase	—	—	2	13	—	—	15
	Lease	20	—	—	—	25	—	45
2017	Purchase	—	—	—	9	—	10	19
	Lease	20	—	—	—	20	—	40
2018 and beyond	Purchase	—	100	—	7	—	120	227
	Lease	—	—	—	—	—	—	—

Total	Purchase	38	100	15	42	—	130	325
	Lease	64	—	—	—	130	—	194

American had total aircraft acquisition commitments as of December 31, 2012 as follows:

		Boeing			Airbus
		737 Family	777-200ER	777-300ER	A320 Family	A320 NEO	Total
2013	Purchase	31	—	8	—	—	39
	Lease	—	—	—	20	—	20
2014	Purchase	5	1	5	—	—	11
	Lease	15	—	—	35	—	50
2015	Purchase		2	—	—	—	2
	Lease	20	—	—	30	—	50
2016	Purchase	—	2	—	—	—	2
	Lease	20	—	—	25	—	45
2017	Purchase	—	—	—	—	10	10
	Lease	20	—	—	20	—	40
2018 and beyond	Purchase	—	—	—	—	120	120
	Lease	—	—	—	—	—	—

Total	Purchase	36	5	13	—	130	184
	Lease	75	—	—	130	—	205

Indebtedness (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Components Of Long-Term Debt

Long-term debt classified as not subject to compromise consisted of (in millions):

	March 31, 2013	December 31, 2012
Secured variable and fixed rate indebtedness due through 2023 (effective rates from 1.00%-13.00% at March 31, 2013)	$3,004	$3,297
Enhanced equipment trust certificates (EETC) due through 2025 (rates from 4.00%-10.375% at March 31, 2013)	1,851	1,741
6.00%-8.50% special facility revenue bonds due through 2036	1,314	1,313
7.50% senior secured notes due 2016	1,000	1,000
AAdvantage Miles advance purchase (net of discount of $50 million) (effective rate 8.3%)	733	772
6.25% senior convertible notes due 2014	—	—
9.0%-10.2% debentures due through 2021	—	—
7.88%-10.55% notes due through 2039	—	—

	7,902	8,123
Less current maturities	1,256	1,388

Long-term debt, less current maturities	$6,646	$6,735

Long-term debt classified as not subject to compromise consisted of (in millions):

	December 31, 2012	December 31, 2011
Secured variable and fixed rate indebtedness due through 2023 (effective rates from 1.00%—13.00% at December 31, 2012)	$3,297	$2,952
Enhanced equipment trust certificates due through 2021 (rates from 5.10%—10.375% at December 31, 2012)	1,741	1,942
6.00%—8.50% special facility revenue bonds due through 2036	1,313	1,436
7.50% senior secured notes due 2016	1,000	1,000
AAdvantage Miles advance purchase (net of discount of $53 million) (effective rate 8.3%)	772	890
6.25% senior convertible notes due 2014	—	—
9.0%—10.20% debentures due through 2021	—	—
7.88%—10.55% notes due through 2039	—	—

	8,123	8,220
Less current maturities	1,388	1,518

Long-term debt, less current maturities	$6,735	$6,702

Schedule of Maturities of Long-Term Debt

The Company’s future long-term debt and operating lease payments have changed as its ordered aircraft are delivered and such deliveries have been financed. As of March 31, 2013, maturities of long-term debt (including sinking fund requirements) for the next five years are:

Years Ending December 31 (in millions)	Principal Not Subject to Compromise	Principal Subject to Compromise	Total Principal Amount
Remainder of 2013	$ 1,004	$ 177	$ 1,181
2014	870	612	1,482
2015	768	5	773
2016	1,762	66	1,828
2017	503	42	545

As of December 31, 2012, maturities of long-term debt (including sinking fund requirements) for the next five years are:

Years Ending December 31 (in millions)	Principal Not Subject to Compromise	Principal Subject to Compromise	Total Principal Amount
2013	$ 1,388	$ 177	$ 1,565
2014	857	612	1,469
2015	758	6	764
2016	1,751	66	1,817
2017	492	42	534

Schedule Of Collateral Coverage Tests

Specifically, American is required to meet certain collateral coverage tests on a periodic basis on two financing transactions: (1) 10.5% $450 million Senior Secured Notes due 2012 (the 10.5% Notes) and (2) Senior Secured Notes, as described below:

	10.5% Notes		Senior Secured Notes

Frequency of Appraisals	Semi-Annual (April and October)		Semi-Annual (June and December)

LTV Requirement	43%; failure to meet collateral test requires posting of additional collateral	1.5x Collateral valuation to
amount of debt outstanding
(67% LTV); failure to meet
collateral test results in
American paying 2% additional
interest until the ratio is at least
1.5x; additional collateral can be
			posted to meet this requirement

LTV as of Last Measurement Date	47.5%	%	38.8%

	143 aircraft consisting of:

	Type	# of Aircraft	Generally, certain route authorities, take-off and landing slots, and rights to airport facilities used by American to operate certain services between the U.S. and London Heathrow, Tokyo Narita/Haneda, and China
Collateral Description	MD-80	74
	B757-200	41
	B767-200ER	3
	B767-300ER	25

	TOTAL	143

Specifically, American is required to meet certain collateral coverage tests on a periodic basis on two financing transactions: (1) 10.5% $450 million Senior Secured Notes due 2012 (the 10.5% Notes) and (2) Senior Secured Notes, as described below:

	(1) 10.5% Notes			(2) Senior Secured Notes

Frequency of Appraisals	Semi-Annual (April and October, ending April 2011)			Semi-Annual (June and December)

LTV Requirement	43%; failure to meet collateral test requires posting of additional collateral	1.5x Collateral valuation to
amount of debt outstanding
(67% LTV); failure to meet
collateral test results in
American paying 2% additional
interest until the ratio is at least
1.5x; additional collateral can be
				posted to meet this requirement

LTV as of Last Measurement Date	47.5%		%	38.8%

	143 aircraft consisting of:

	Type	# of Aircraft		Generally, certain route authorities, take-off and landing slots, and rights to airport facilities used by American to operate certain services between the U.S. and London Heathrow, Tokyo Narita/Haneda, and China
Collateral Description	MD-80	74
	B757-200	41
	B767-200ER	3
	B767-300ER	25
	TOTAL	143

Fair Value Measurements (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Summary Of Assets And Liabilities Measured At Fair Value On Recurring Basis

Assets and liabilities measured at fair value on a recurring basis are summarized below:

(in millions)	Fair Value Measurements as of March 31, 2013
	Total	Level 1	Level 2	Level 3
Description
Short-term investments[1,2]
Money market funds	$417	$417	$—	$—
Government agency investments	609	—	609	—
Repurchase investments	280	—	280	—
Corporate obligations	1,749	—	1,749	—
Bank notes / Certificates of deposit / Time deposits	583	—	583	—

	3,638	417	3,221	—
Restricted cash and short-term investments[1]	853	853	—	—
Fuel derivative contracts, net[1]	66	—	66	—

Total	$4,557	$1,270	$3,287	$—

[1]

Unrealized gains or losses on short-term investments, restricted cash and short-term investments and derivatives qualifying for hedge accounting are recorded in Accumulated other comprehensive income (loss) at each measurement date.

[2]

The Company’s short-term investments mature in one year or less except for $350 million of Bank notes/Certificates of deposit/Time deposits, $609 million of U.S. Government agency investments and $470 million of Corporate obligations which have maturity dates exceeding one year.

Assets and liabilities measured at fair value on a recurring basis are summarized below:

(in millions)	Fair Value Measurements as of December 31, 2012
	Total	Level 1	Level 2	Level 3
Description
Short-term investments[1,2]
Money market funds	$438	$438	$—	$—
Government agency investments	545	—	545	—
Repurchase agreements	304	—	304	—
Corporate obligations	1,519		1,519	—
Bank notes / Certificates of deposit / Time deposits	606		606	—

	3,412	438	2,974	—
Restricted cash and short-term investments[1]	850	850	—	—
Fuel derivative contracts, net[1]	65	—	65	—

Total	$4,327	$1,288	$3,039	$—

[1]

Unrealized gains or losses on short-term investments, restricted cash and short-term investments and derivatives qualifying for hedge accounting are recorded in Accumulated other comprehensive income (loss) at each measurement date.

[2]

The Company’s short-term investments mature in one year or less except for $200 million of Bank notes/Certificates of deposit/Time deposits, $545 million of U.S. Government agency investments and $405 million of Corporate obligations which have maturity dates exceeding one year.

Financial Instruments and Risk Management (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Components of Long-Term Debt

The carrying value and estimated fair values of the Company’s long-term debt, including current maturities, not classified as subject to compromise, were (in millions):

	March 31, 2013		December 31, 2012
	Carrying Value	Fair Value	Carrying Value	Fair Value
Secured variable and fixed rate indebtedness	$3,004	$2,883	$3,297	$3,143
Enhanced equipment trust certificates	1,851	1,946	1,741	1,811
6.0%—8.5% special facility revenue bonds	1,314	1,453	1,313	1,308
7.50% senior secured notes	1,000	1,150	1,000	1,074
AAdvantage Miles advance purchase	733	739	772	779
6.25% senior convertible notes	—	—	—	—
9.0%—10.20% debentures	—	—	—	—
7.88%—10.55% notes	—	—	—	—

	$7,902	$8,171	$8,123	$8,115

The carrying value and estimated fair value of the Company’s long-term debt, including current maturities, classified as subject to compromise, were (in millions):

	March 31, 2013		December 31, 2012
	Carrying Value	Fair Value	Carrying Value	Fair Value
Secured variable and fixed rate indebtedness	$172	$148	$172	$154
Enhanced equipment trust certificates	—	—	—	—
6.0%—8.5% special facility revenue bonds	186	194	186	186
7.50% senior secured notes	—	—	—	—
AAdvantage Miles advance purchase	—	—	—	—
6.25% senior convertible notes	460	509	460	400
9.0%—10.20% debentures	214	238	214	112
7.88%—10.55% notes	166	49	166	33

	$1,198	$1,138	$1,198	$885

The carrying value and estimated fair values of the Company’s long-term debt, including current maturities, not classified as subject to compromise, were (in millions):

	December 31, 2012		December 31, 2011
	Carrying Value	Fair Value	Carrying Value	Fair Value
Secured variable and fixed rate indebtedness	$3,297	$3,143	$2,952	$2,647
Enhanced equipment trust certificates	1,741	1,811	1,942	1,927
6.0%—8.5% special facility revenue bonds	1,313	1,308	1,436	1,230
7.50% senior secured notes	1,000	1,074	1,000	711
AAdvantage Miles advance purchase	772	779	890	902
6.25% senior convertible notes	—	—	—	—
9.0%—10.20% debentures	—	—	—	—
7.88%—10.55% notes	—	—	—	—

	$8,123	$8,115	$8,220	$7,417

The carrying value and estimated fair value of the Company’s long-term debt, including current maturities, classified as subject to compromise, were (in millions):

	December 31, 2012		December 31, 2011
	Carrying Value	Fair Value	Carrying Value	Fair Value
Secured variable and fixed rate indebtedness	$172	$154	$1,456	$1,123
Enhanced equipment trust certificates	—	—	—	—
6.0%—8.5% special facility revenue bonds	186	186	186	37
7.50% senior secured notes	—	—	—	—
AAdvantage Miles advance purchase	—	—	—	—
6.25% senior convertible notes	460	400	460	101
9.0%—10.20% debentures	214	112	214	46
7.88%—10.55% notes	166	33	166	34

	$1,198	$885	$2,482	$1,341

Effect Of Cash Flow Hedges On Financial Statements

The impact of cash flow hedges on the Company’s Condensed Consolidated Financial Statements is depicted below (in millions):

Fair Value of Aircraft Fuel Derivative Instruments (all cash flow hedges)

Asset Derivatives as of				Liability Derivatives as of
March 31, 2013		December 31, 2012		March 31, 2013		December 31, 2012
Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Fuel derivative contracts	$ 66	Fuel derivative contracts	$ 65	Accrued liabilities	$ —	Accrued liabilities	$ —

Fair Value of Aircraft Fuel Derivative Instruments (all cash flow hedges)

Asset Derivatives as of December 31,				Liability Derivatives as of December 31,
2012		2011		2012		2011
Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Fuel derivative contracts	$ 65	Fuel derivative contracts	$ 97	Accrued liabilities	$ —	Accrued liabilities	$ 2

Effect Of Derivative Instruments On Statements Of Operations

Effect of Aircraft Fuel Derivative Instruments on Statements of Operations (all cash flow hedges)

Amount of Gain (Loss) Recognized in OCI on Derivative[1] for the quarter ended March 31		Location of Gain (Loss) Reclassified from Accumulated OCI into Income[1]	Amount of Gain (Loss) Reclassified from Accumulated OCI into Income [1] for the quarter ended March 31,		Location of Gain (Loss) Recognized in Income on Derivative[2]	Amount of Gain (Loss) Recognized in Income on Derivative [2] for the quarter ended March 31,
2013	2012		2013	2012		2013	2012
$(13)	$48	Aircraft Fuel	$1	$26	Aircraft Fuel	$7	$3

1.	Effective portion of gain (loss)
2.	Ineffective portion of gain (loss)

Effect of Aircraft Fuel Derivative Instruments on Statements of Operations (all cash flow hedges)

Amount of Gain (Loss) Recognized in OCI on Derivative[1]		Location of Gain (Loss) Reclassified from Accumulated OCI into Income[1]	Amount of Gain (Loss) Reclassified from Accumulated OCI into Income[1]		Location of Gain (Loss) Recognized in Income on Derivative[2]	Amount of Gain (Loss) Recognized in Income on Derivative[2]
2012	2011		2012	2011		2012	2011
$12	$190	Aircraft Fuel	$(3)	$313	Aircraft Fuel	$(1)	$28

[1]	Effective portion of gain (loss)
[2]	Ineffective portion of gain (loss)

Derivatives Offsetting Disclosures

The impact of offsetting derivative instruments is depicted below (in millions):

As of March 31, 2013:

	Gross asset (liability)	Gross asset (liability) offset in Balance Sheet	Net recognized asset (liability) in Balance Sheet	Gross asset (liability) not offset in Balance Sheet		Net Amount
				Financial Instruments	Cash Collateral Received (Posted)
Fuel derivatives	$66	$—	$66	$—	$—	$66

As of December 31, 2012:

	Gross asset (liability)	Gross asset (liability) offset in Balance Sheet	Net recognized asset (liability) in Balance Sheet	Gross asset (liability) not offset in Balance Sheet		Net Amount
				Financial Instruments	Cash Collateral Received (Posted)
Fuel derivatives	$65	$—	$65	$—	$—	$65

Retirement Benefits (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Components Of Net Periodic Benefit Cost

The following tables provide the components of net periodic benefit cost for the three months ended March 31, 2013 and 2012 (in millions):

	Pension Benefits
	Three Months Ended March 31,
	2013	2012
Components of net periodic benefit cost
Service cost	$1	$104
Interest cost	163	191
Expected return on assets	(180)	(166)
Amortization of:
Prior service cost	7	4
Unrecognized net (gain) loss	23	61

Net periodic benefit cost	$14	$194

	Retiree Medical and Other Benefits
	Three Months Ended March 31,
	2013	2012
Components of net periodic benefit cost
Service cost	$—	$15
Interest cost	13	38
Expected return on assets	(4)	(4)
Amortization of:
Prior service cost	(61)	(7)
Unrecognized net (gain) loss	(2)	(2)

Net periodic benefit cost	$(54)	$40

The following tables provide the components of net periodic benefit cost for the years ended December 31, 2012, 2011 and 2010 (in millions):

	Pension Benefits
	2012	2011	2010
Components of net periodic benefit cost
Defined benefit plans:
Service cost	$341	$386	$366
Interest cost	729	757	737
Expected return on assets	(676)	(657)	(593)
Curtailments	58	—	—
Amortization of:
Prior service cost	10	13	13
Unrecognized net loss	211	154	154

Net periodic benefit cost for defined benefit plans	673	653	677
Defined contribution plans	218	179	168

	$891	$832	$845

The estimated net loss for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next fiscal year is $77 million.

	Retiree Medical and Other Benefits
	2012	2011	2010
Components of net periodic benefit cost
Service cost	$46	$61	$60
Interest cost	128	174	165
Expected return on assets	(17)	(20)	(18)
Curtailments	(124)	—	—
Amortization of:
Prior service cost	(82)	(28)	(19)
Unrecognized net loss (gain)	(9)	(9)	(10)

Net periodic benefit cost	$(58)	$178	$178

Schedule of Changes in Projected Benefit Obligations

The following table provides a reconciliation of the changes in the pension and retiree medical and other benefit obligations and fair value of assets for the years ended December 31, 2012 and 2011, and a statement of funded status as of December 31, 2012 and 2011 (in millions):

	Pension Benefits		Retiree Medical and Other Benefits
	2012	2011	2012	2011
Reconciliation of benefit obligation
Obligation at January 1	$14,568	$12,968	$3,122	$3,097
Service cost	341	386	46	61
Interest cost	729	757	128	174
Actuarial (gain) loss	2,345	1,237	104	(63)
Plan amendments	301	—	(1,904)	(3)
Curtailments	(1,841)	—	33	—
Benefit payments	(548)	(780)	(117)	(144)

Obligation at December 31	$15,895	$14,568	$1,412	$3,122

Schedule of Changes in Fair Value of Plan Assets
Reconciliation of fair value of plan assets
Fair value of plan assets at January 1	$8,132	$7,773	$205	$234
Actual return on plan assets	1,204	614	26	(6)
Employer contributions	277	525	97	121
Benefit payments	(548)	(780)	(117)	(144)

Fair value of plan assets at December 31	$9,065	$8,132	$211	$205

Funded status at December 31	$(6,830)	$(6,436)	$(1,201)	$(2,917)

Schedule Of Amounts Recognized In Consolidated Balance Sheets
Amounts recognized in the consolidated balance sheets
Current liability	$21	$2	$—	$147
Noncurrent liability	6,809	6,434	1,201	2,770

	$6,830	$6,436	$1,201	$2,917

Schedule Of Amounts Recognized In Other Comprehensive Loss
Amounts recognized in other comprehensive loss
Net actuarial loss (gain)	$3,943	$4,179	$(78)	$(181)
Prior service cost (credit)	301	68	(1,844)	(179)

	$4,244	$4,247	$(1,922)	$(360)

Schedule Of Accumulated Benefit Obligations Exceeding Fair Value Of Plan Assets

For plans with accumulated benefit obligations exceeding the fair value of plan assets	Pension Benefits		Retiree Medical and Other Benefits
	2012	2011	2012	2011
Projected benefit obligation (PBO)	$15,895	$14,568	$—	$—
Accumulated benefit obligation (ABO)	15,866	12,935	—	—
Accumulated postretirement benefit obligation (APBO)	—	—	1,412	3,122
Fair value of plan assets	9,065	8,132	211	205
ABO less fair value of plan assets	6,801	4,803	—	—

Schedule Of Assumption Used

	Pension Benefits		Retiree Medical and Other Benefits
	2012	2011	2012	2011
Weighted-average assumptions used to determine benefit obligations as of December 31
Discount rate	4.20%	5.20%	3.80%	4.89%
Salary scale (ultimate)	—	3.78	—	—

	Pension Benefits		Retiree Medical and Other Benefits
	2012	2011	2012	2011
Weighted-average assumptions used to determine net periodic benefit cost for the years ended December 31
Discount rate 1/1/2012—9/30/2012	5.20%	5.80%	4.89%	5.69%
Discount rate 10/1/2012—12/31/2012	4.10%	5.80%	3.80%	5.69%
Salary scale (ultimate) 1/1—9/30/2012	3.78	3.78	—	—
Salary scale (ultimate) 10/1/2012—12/31/2012	—	3.78	—	—
Expected return on plan assets	8.25	8.50	8.25	8.50

Schedule Of Target Asset Allocation

The current strategic target asset allocation is as follows:

Asset Class/Sub-Class	Allowed Range
Equity	60% - 70%
Public:
U.S. Value	18% - 33%
International Value	14% - 24%
Emerging Markets	5% - 11%
Alternative Investments	0% - 18%
Fixed Income	30% - 40%
U.S. Long Duration	30% - 40%
Other	0% - 5%
Cash Equivalents	0% - 5%

Changes In Fair Value Measurements Of Level 3 Investments

Changes in fair value measurements of Level 3 investments during the year ended December 31, 2012, were as follows:

	Private Equity Partnerships	Insurance Group Annuity Contracts
Beginning balance at December 31, 2011	$920	$2
Actual return on plan assets:
Relating to assets still held at the reporting date	20
Relating to assets sold during the period	102
Purchases	96
Sales	(224)

Ending balance at December 31, 2012	$914	$2

Changes in fair value measurements of Level 3 investments during the year ended December 31, 2011, were as follows:

	Private Equity Partnerships	Insurance Group Annuity Contracts
Beginning balance at December 31, 2010	$795	$3
Actual return on plan assets:
Relating to assets still held at the reporting date	53
Relating to assets sold during the period	48
Purchases	146
Sales	(122)	(1)

Ending balance at December 31, 2011	$920	$2

Schedule of Health Care Cost Trend Rates

	2012	2011
Assumed health care trend rates at December 31
Health care cost trend rate assumed for next year	7.0%	7.5%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.5%	4.5%
Year that the rate reaches the ultimate trend rate	2018	2018

Schedule Of One Percentage Point Change In Assumed Health Care Cost Trend Rates

A one percentage point change in the assumed health care cost trend rates would have the following effects (in millions):

	One Percent Increase	One Percent Decrease
Impact on 2012 service and interest cost	$15	$(16)
Impact on postretirement benefit obligation as of December 31, 2012	60	(63)

Schedule of Expected Benefit Payments

The following benefit payments, which reflect expected future service as appropriate, are expected to be paid:

	Pension	Retiree Medical and Other
2013	$620	$135
2014	620	131
2015	645	124
2016	663	117
2017	699	110
2018—2022	4,011	450

Other Postretirement Benefit Plans, Defined Benefit
Schedule of Allocation of Plan Assets

The fair values of the Company’s other postretirement benefit plan assets at December 31, 2012 by asset category were as follows:

	Fair Value Measurements at December 31, 2012 (in millions)
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Category
Money market fund	$9	$—	$—	$9
Unitized mutual funds	—	202	—	202

Total	$9	$202	$—	$211

The fair values of the Company’s other postretirement benefit plan assets at December 31, 2011 by asset category were as follows:

	Fair Value Measurements at December 31, 2011 (in millions)
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Category
Money market fund	$4	$—	$—	$4
Unitized mutual funds	—	201	—	201

Total	$4	$201	$—	$205

Pension Plans, Defined Benefit
Schedule of Allocation of Plan Assets

The fair values of the Company’s pension plan assets at December 31, 2012 and 2011, by asset category are as follows:

	Fair Value Measurements at December 31, 2012 (in millions)
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Category
Cash and cash equivalents	$275	$—	$—	$275
Equity securities
International markets(a)(b)	2,443	—	—	2,443
Large-cap companies(b)	1,601	—	—	1,601
Mid-cap companies(b)	216	—	—	216
Small-cap companies(b)	21	—	—	21
Fixed Income
Corporate bonds(c)	—	2,094	—	2,094
Government securities(d)	—	1,172	—	1,172
U.S. municipal securities	—	57	—	57
Alternative investments
Private equity partnerships(e)	—	—	914	914
Common/collective and 103-12 investment trusts(f)	—	229	—	229
Insurance group annuity contracts	—	—	2	2
Dividend and interest receivable	38	—	—	38
Due to/from brokers for sale of securities—net	1	—	—	1
Other assets—net	2	—	—	2

Total	$4,597	$3,552	$916	$9,065

a)	Holdings are diversified as follows: 20 percent United Kingdom, 9 percent Japan, 9 percent France, 8 percent Switzerland, 8 percent Germany, 5 percent Netherlands, 5 percent Republic of Korea, 15 percent emerging markets and the remaining 22 percent with no concentration greater than 5 percent in any one country.
b)	There are no significant concentration of holdings by company or industry.
c)	Includes approximately 79 percent investments in corporate debt with a Standard and Poor’s (S&P) rating lower than A and 21 percent investments in corporate debt with an S&P rating A or higher. Holdings include 81 percent U.S. companies, 16 percent international companies and 3 percent emerging market companies.
d)	Includes approximately 88 percent investments in U.S. domestic government securities and 12 percent in emerging market government securities. There are no significant foreign currency risks within this classification.
e)	Includes limited partnerships that invest primarily in U.S. (92 percent) and European (8 percent) buyout opportunities of a range of privately held companies. The Master Trust does not have the right to redeem its limited partnership investment at its net asset value. Instead, the Master Trust receives distributions as the underlying assets are liquidated. It is estimated that the underlying assets of these funds will be gradually liquidated over the next 1 to 10 years. Additionally, the Master Trust has future funding commitments of approximately $331 million over the next 10 years.
f)	Investment includes 74 percent in an emerging market 103-12 investment trust with investments in emerging country equity securities, 14 percent in Canadian segregated balanced value, income growth and diversified pooled funds and 12 percent in a common/collective trust investing in securities of smaller companies located outside the U.S., including developing markets. Requests for withdrawals must meet specific requirements with advance notice of redemption preferred.

	Fair Value Measurements at December 31, 2011 (in millions)
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Category
Cash and cash equivalents	$160	$—	$—	$160
Equity securities
International markets(a)(b)	1,939	—	—	1,939
Large-cap companies(b)	1,462	—	—	1,462
Mid-cap companies(b)	221	—	—	221
Small-cap companies(b)	17	—	—	17
Fixed Income
Corporate bonds(c)	—	1,866	—	1,866
Government securities(d)	—	1,205	—	1,205
U.S. municipal securities	—	52	—	52
Alternative investments
Private equity partnerships(e)	—	—	920	920
Common/collective and 103-12 investment trusts(f)	—	172	—	172
Insurance group annuity contracts	—	—	2	2
Dividend and interest receivable	42	—	—	42
Due to/from brokers for sale of securities—net	72	—	—	72
Other assets—net	2	—	—	2

Total	$3,915	$3,295	$922	$8,132

a)	Holdings are diversified as follows: 22 percent United Kingdom, 10 percent Japan, 9 percent France, 7 percent Switzerland, 6 percent Germany, 5 percent Netherlands, 5 percent Republic of Korea, 13 percent emerging markets and the remaining 23 percent with no concentration greater than 5 percent in any one country.
b)	There are no significant concentration of holdings by company or industry.
c)	Includes approximately 83 percent investments in corporate debt with a Standard and Poor’s (S&P) rating lower than A and 17 percent investments in corporate debt with an S&P rating A or higher. Holdings include 80 percent U.S. companies, 18 percent international companies and 2 percent emerging market companies.
d)	Includes approximately 89 percent investments in U.S. domestic government securities and 11 percent in emerging market government securities. There are no significant foreign currency risks within this classification.
e)	Includes limited partnerships that invest primarily in U.S. (92 percent) and European (8 percent) buyout opportunities of a range of privately held companies. The Master Trust does not have the right to redeem its limited partnership investment at its net asset value. Instead, the Master Trust receives distributions as the underlying assets are liquidated. It is estimated that the underlying assets of these funds will be gradually liquidated over the next 1 to 10 years. Additionally, the Master Trust has future funding commitments of approximately $335 million over the next 10 years.
f)	Investment includes 71 percent in an emerging market 103-12 investment trust with investments in emerging country equity securities, 16 percent in Canadian segregated balanced value, income growth and diversified pooled funds and 13 percent in a common/collective trust investing in securities of smaller companies located outside the U.S., including developing markets. Requests for withdrawals must meet specific requirements with advance notice of redemption preferred.

Special Charges (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Components Of Company's Special Charges

The following table summarizes the components of the Company’s special charges and the remaining accruals for these charges (in millions) as of March 31, 2013:

	Facility Exit Costs	Employee Charges	Total
Remaining accrual at December 31, 2012	$4	192	$196
Special charges	4	8	12
Non-cash charges	(4)	—	(4)
Adjustments	—	—	—
Payments	—	(61)	(61)

Remaining accrual at March 31, 2013	$4	$139	$143

The following table summarizes the components of the Company’s special charges, the remaining accruals for these charges and the capacity reduction related charges (in millions) as of December 31, 2012:

	Aircraft Charges	Facility Exit Costs	Employee Charges	Total
Remaining accrual at January 1, 2010	$155	$20	$—	$175
Non-cash charges	—	—	—	—
Adjustments	(8)	11	—	3
Payments	(88)	(4)	—	(92)

Remaining accrual at December 31, 2010	$59	$27	$—	$86
Non-cash charges	(725)	1	—	(724)
Adjustments	751	(8)	—	743
Payments	(36)	(4)	—	(40)

Remaining accrual at December 31, 2011	$49	$16	$—	$65
Special charges	11	13	361	385
Non-cash charges	(11)	(13)	—	(24)
Adjustments	(47)	(11)	—	(58)
Payments	(2)	(1)	(169)	(172)

Remaining accrual at December 31, 2012	$—	$4	$192	$196

Earnings (Loss) Per Share (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Computations Of Basic And Diluted Earnings (Loss) Per Share

The following table sets forth the computations of basic and diluted earnings (loss) per share (in millions, except per share data):

	Three Months Ended March 31,
	2013	2012
Numerator:
Net earnings (loss)—numerator for basic earnings (loss) per share	$(341)	$(1,660)
Interest on senior convertible notes	—	—

Net earnings (loss) adjusted for interest on senior convertible notes	$(341)	$(1,660)

Denominator:
Denominator for basic earnings (loss) per share—weighted-average shares	335	335
Effect of dilutive securities:
Senior convertible notes	—	—
Employee options and shares	—	—
Assumed treasury shares purchased	—	—

Dilutive potential common shares	335	335
Denominator for diluted earnings (loss) per share—adjusted weighted-average shares	335	335

Basic earnings (loss) per share	$(1.02)	$(4.95)

Diluted earnings (loss) per share	$(1.02)	$(4.95)

The following were excluded from the calculation:
Convertible notes, employee stock options and deferred stock because inclusion would be anti-dilutive	51	46
Employee stock options because the options’ exercise prices were greater than the average market price of shares	22	24

The following table sets forth the computation of basic and diluted earnings (loss) per share (in millions, except per share amounts):

	Year Ended December 31,
	2012	2011	2010
Numerator:
Net earnings (loss)—numerator for basic earnings (loss) per share	$(1,876)	$(1,979)	$(471)
Denominator:
Denominator for basic earnings (loss) per share—weighted average shares	335	335	333
Effect of dilutive securities:
Employee options and shares	—	—	—
Assumed treasury shares purchased	—	—	—

Diluted potential common shares	—	—	—
Denominator for diluted earnings loss per share—weighted-average shares	335	335	333

Basic earnings (loss) per share	$(5.60)	$(5.91)	$(1.41)

Diluted earnings (loss) per share	$(5.60)	$(5.91)	$(1.41)

The following were excluded from the calculation:
Convertible notes, employee stock options and deferred stock because inclusion would be anti-dilutive	46	51	57
Employee stock options because the options’ exercise price was greater than the average market price of the shares	23	20	12

Accumulated Other Comprehensive Income (Loss) (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Components Of Accumulated Other Comprehensive Income (Loss)

The following table sets forth the changes in accumulated other comprehensive income (loss) by component (in millions):

	Pension and retiree medical liability	Unrealized gain (loss) on investments	Derivative financial instruments	Income tax benefit (expense)	Total
Balance at December 31, 2012	$(2,322)	$(1)	$15	$(672)	$(2,980)
Other comprehensive income (loss) before reclassifications	—	(1)	(15)	—	(16)
Amounts reclassified from accumulated other comprehensive income (loss)	(33)	—	(1)	—	(34)

Net current-period other comprehensive income (loss)	$(33)	$(1)	$(16)	$—	$(50)

Balance at March 31, 2013	$(2,355)	$(2)	$(1)	$(672)	$(3,030)

Reclassifications out of accumulated other comprehensive income (loss) for the three months ended March 31, 2013 are as follows (in millions):

Details about accumulated other comprehensive income (loss) components	Amount reclassified from accumulated other comprehensive income (loss)	Affected line item in the statement where net income (loss) is presented
Amortization of pension and retiree medical liability
Prior service cost	$(54)[1]
Actuarial loss	21 [1]
Derivative financial instruments
Cash flow hedges	(1)	Aircraft fuel

Total reclassifications for the period	$(34)

[1]

These accumulated other comprehensive income components are included in the computation of net periodic pension and retiree medical costs. See Note 8 to the Condensed Consolidated Financial Statements for additional details.

The components of Accumulated other comprehensive income (loss) are as follows (in millions):

	Pension and Retiree Medical Liability	Unrealized Gain/(Loss) on Investments	Derivative Financial Instruments	Income Tax Benefit/ (Expense)	Total
Balance at December 31, 2011	$(3,887)	$(4)	$30	$(103)	$(3,964)
Current year change	(1,910)	3			(1,907)
Amortization of actuarial loss and prior service cost	130	—	—	—	130
Benefit plan modifications	3,345	—	—	—	3,345
Reclassification of derivative financial instruments into earnings	—	—	(3)	—	(3)
Change in fair value of derivative financial instruments	—	—	(12)	—	(12)
Non-cash tax provision	—	—	—	(569)	(569)
Balance at December 31, 2012	$(2,322)	$(1)	$15	$(672)	$(2,980)

Basis of Presentation (Tables)	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment

The depreciable lives used for the principal depreciable asset classifications are:

Depreciable Life
American jet aircraft and engines	20—30 years
Other regional aircraft and engines	16—20 years
Major rotable parts, avionics and assemblies	Life of equipment to which applicable
Improvements to leased flight equipment	Lesser of remaining lease term or expected useful life
Buildings and improvements (principally on leased land)	5—30 years or term of lease, including estimated renewal options when renewal is economically compelled at key airports
Furniture, fixtures and other equipment	3—10 years
Capitalized software	5—10 years

Investments and Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2012
Short-Term Investments

Short-term investments consisted of (in millions):

	December 31,
	2012	2011
Overnight investments, time deposits and Repurchase agreements	$308	$131
Corporate and bank notes	2,121	1,808
U. S. government agency mortgages	545	502
U.S. government agency notes		—
Commingled funds	435	1,274
Other	3	3

	$3,412	$3,718

Short-Term Investments By Contractual Maturity	Short-term investments at December 31, 2012, by contractual maturity included (in millions):

Due in one year or less	$2,262
Due between one year and three years	605
Due after three years	545

$3,412

Leases (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Future Minimum Lease Payments for Capital and Operating Leases [Table Text Block]

The future minimum lease payments required under capital leases, together with the present value of such payments, and future minimum lease payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year as of December 31, 2012, were (in millions):

	Capital Leases		Operating Leases
Year Ending December 31,
2013	$82		$1,033
2014	69		962
2015	63		892
2016	56		816
2017	52		777
2018 and thereafter	360		4,531

	$682		$9,011	(2)

Less amount representing interest	251

Present value of net minimum lease payments	$431	(1)

(1)	As of December 31, 2012, included in Liabilities Subject to Compromise on the accompanying consolidated balance sheet is approximately $19 million relating to ground capital leases.
(2)

As of December 31, 2012, $201 million and $160 million are included on the accompanying balance sheet in Liabilities Subject to Compromise and Accrued liabilities and other liabilities and deferred credits, respectively, relating to rent expense being recorded in advance of future operating lease payments.

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Components Of Income Tax Provision (Benefit)

The significant components of the income tax provision (benefit) were (in millions):

	Year Ended December 31,
	2012	2011	2010
Current	$—	$(25)	$(5)
Deferred	(569)	25	(30)

Income tax benefit	$(569)	$—	$(35)

Computation Of Income Tax Expense (Benefit)

The income tax expense (benefit) differed from amounts computed at the statutory federal income tax rate as follows (in millions):

	Year Ended December 31,
	2012	2011	2010
Statutory income tax provision expense/(benefit)	$(857)	$(691)	$(177)
State income tax expense/(benefit), net of federal tax effect	(32)	(37)	(1)
Meal expense	7	8	7
Bankruptcy administration expenses	26	—	—
Change in valuation allowance	839	705	121
Tax benefit resulting from OCI allocation	(569)	—	—
Other, net	17	15	15

Income tax benefit	$(569)	$—	$(35)

Deferred Tax Assets And Liabilities

The components of AMR’s deferred tax assets and liabilities were (in millions):

	December 31,
	2012	2011
Deferred tax assets:
Postretirement benefits other than pensions	$440	$1,074
Rent expense	127	325
Alternative minimum tax credit carryforwards	367	367
Operating loss carryforwards	2,256	2,389
Pensions	2,455	2,341
Frequent flyer obligation	657	681
Gains from lease transactions	6	28
Reorganization items	864	—
Other	754	681

Total deferred tax assets	7,926	7,886
Valuation allowance	(4,411)	(4,148)

Net deferred tax assets	3,515	3,738

Deferred tax liabilities:
Accelerated depreciation and amortization	(3,318)	(3,543)
Other	(197)	(195)

Total deferred tax liabilities	(3,515)	(3,738)

Net deferred tax asset	$—	$—

Reconciliation Of Unrecognized Tax Benefit

The reconciliation of the beginning and ending amounts of unrecognized tax benefit are (in millions):

	2012	2011
Unrecognized Tax Benefit at January 1	$6	$6
No Activity	—	—

Unrecognized Tax Benefit at December 31	$6	$6

Share Based Compensation (Tables)	12 Months Ended
Dec. 31, 2012
Stock-Based Compensation Awards, Expected Fair Value Assumptions

	2012[1]	2011	2010
Expected volatility	—%	73.5% to 75.4%	74.4% to 75.9%
Expected term (in years)	—	4.0	4.0
Risk-free rate	—%	0.90% to 2.11%	1.18% to 2.58%
Annual forfeiture rate	—%	10.0%	10.0%

[1]	No options/SARs were granted in 2012.

Schedule Of Stock Options/SARs Activity

A summary of stock option/SARs activity under the LTIP Plans and the 2003 Plan as of December 31, 2012, and changes during the year then ended is presented below:

	LTIP Plans		The 2003 Plan
	Options/SARs	Weighted Average Exercise Price	Options	Weighted Average Exercise Price
Outstanding at January 1	13,809,841	$10.31	13,082,905	$5.66
Granted	—	—	—	—
Exercised	—	—	—	—
Forfeited or Expired	(2,539,779)	17.22	(403,549)	9.02

Outstanding at December 31	11,270,062	$8.75	12,679,356	$5.55

Exercisable at December 31	6,611,656	$10.44	12,679,356	$5.55

Weighted Average Remaining Contractual Term of Options Outstanding (in years)	6.3		0.4

Aggregate Intrinsic Value of Options Outstanding	$—		$—

Status And Changes Of Non-Vested Options/SARs

A summary of the status of the Company’s non-vested options/SARs under all plans as of December 31, 2012, and changes during the year ended December 31, 2012, is presented below:

	Options/SARs	Weighted Average Grant Date Fair Value
Outstanding at January 1	7,468,019	$3.59
Granted	—	—
Vested	(2,022,036)	3.89
Forfeited	(787,577)	3.54

Outstanding at December 31	4,658,406	$3.47

Performance Award [Member]
Schedule Of Stock-Based Activities

Activity during 2012 for performance awards accounted for as equity awards was:

	Awards	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1	6,341,695
Granted	—
Settled	—
Forfeited or Expired	(197,695)

Outstanding at December 31	6,144,000	0.2	$4,915,200

Deferred Award [Member]
Schedule Of Stock-Based Activities

Activity during 2012 for deferred awards accounted for as equity awards was:

	Shares	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1	7,271,021
Granted	—
Settled	(24,840)
Forfeited or Expired	(481,124)

Outstanding at December 31	6,765,057	0.9	$5,412,045

Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2012
Summary Of Amortization Of Intangible Assets

The following tables provide information relating to the Company’s amortized intangible assets as of December 31 (in millions):

	2012
	Cost	Accumulated Amortization	Net Book Value
Amortized intangible assets:
Airport operating rights	$515	$385	$130
Gate lease rights	155	124	31

Total	$670	$509	$161

	2011
	Cost	Accumulated Amortization	Net Book Value
Amortized intangible assets:
Airport operating rights	$515	$364	$151
Gate lease rights	160	125	35

Total	$675	$489	$186

Segment Reporting (Tables)	12 Months Ended
Dec. 31, 2012
Operating Revenues By Geographic Region

The Company’s operating revenues by geographic region (as defined by DOT) are summarized below (in millions):

	Year Ended December 31,
	2012	2011	2010
DOT Domestic	$14,287	$13,804	$13,081
DOT Latin America	5,813	5,460	4,619
DOT Atlantic	3,411	3,499	3,365
DOT Pacific	1,344	1,216	1,105

Total consolidated revenues	$24,855	$23,979	$22,170

Quarterly Financial Data (Tables)	12 Months Ended
Dec. 31, 2012
Summarized Financial Data

Unaudited summarized financial data by quarter for 2012 and 2011 (in millions, except per share amounts):

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2012
Operating revenues	$6,037	$6,452	$6,429	$5,937
Operating income (loss)	(89)	142	51	3
Net earnings (loss)	(1,660)	(241)	(238)	263
Earnings (loss) per share:
Basic	(4.95)	(0.72)	(0.71)	0.78
Diluted	(4.95)	(0.72)	(0.71)	0.69
2011
Operating revenues	$5,533	$6,114	$6,376	$5,956
Operating income (loss)	(232)	(78)	39	(783)
Net earnings (loss)	(436)	(286)	(162)	(1,095)
Earnings (loss) per share:
Basic	(1.31)	(0.85)	(0.48)	(3.27)
Diluted	(1.31)	(0.85)	(0.48)	(3.27)

Subsequent Events (Tables)	12 Months Ended
Dec. 31, 2012
Subsequent Events Schedule Of Aircraft Acquisition Commitments

Reflecting the above transactions, American had total aircraft acquisition commitments as follows:

		Boeing				Airbus
		737 Family	737 MAX	777-300 ER	787 Family	A320 Family	A320 NEO	Total
2013	Purchase	31	—	8	—	—	—	39
	Lease	—	—	—	—	20	—	20
2014	Purchase	5	—	6	2	—	—	13
	Lease	15	—	—	—	35	—	50
2015	Purchase	—	—	2	11	—	—	13
	Lease	20	—	—	—	30	—	50
2016	Purchase	—	—	2	13	—	—	15
	Lease	20	—	—	—	25	—	45
2017	Purchase	—	—	—	9	—	10	19
	Lease	20	—	—	—	20	—	40
2018 and beyond	Purchase	—	100	—	7	—	120	227
	Lease	—	—	—	—	—	—	—

Total	Purchase	36	100	18	42	—	130	326
	Lease	75	—	—	—	130	—	205

Chapter 11 Reorganization (Narrative) (Detail) (USD $)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Reorganization [Line Items]
Assumed Non-Residential Real Property Leases	537	526
Ground leases rejected	12	10
Ground Leases Which Must Be Assumed or Rejected by an Extended Date	24	37
Bankruptcy Claims, Number Claims Filed	13,400	13,366
Bankruptcy Claims, Amount of Claims Filed	$ 290,000,000,000	$ 290,000,000,000
Bankruptcy Claims, Amount of Claims Expunged by Bankruptcy Court	100,200,000,000	100,200,000,000
Bankruptcy Claims, Amount of Claims under Review by Management	16,100,000,000	14,800,000,000
Unsecured claims threshold	190,000,000	190,000,000
Substantial Equity Holder Ownership Percentage Threshold	4.50%
Support agreement - additional allowed interest expense	116,000,000
Aircraft And_Or Engine Leases Rejected		40
Reached agreement to modify leases		155
MD-80 Aircraft [Member]
Reorganization [Line Items]
Aircraft And_Or Engine Leases Rejected		21
Reached agreement to modify leases		83
Fokker 100 Aircraft [Member]
Reorganization [Line Items]
Aircraft And_Or Engine Leases Rejected		4
Boeing Seven Five Seven To Two Zero Zero Aircraft [Member]
Reorganization [Line Items]
Aircraft And_Or Engine Leases Rejected		7
Reached agreement to modify leases		36
Spare Engines [Member]
Reorganization [Line Items]
Aircraft And_Or Engine Leases Rejected		8
Aircraft leases retained		87
Airbus Three Zero Zero To Six Zero Zero R Aircraft [Member]
Reorganization [Line Items]
Relinquished Aircraft Subject to Mortgage		1
Boeing 737-800, 757-200, 767-300ER And 777-200ER Models, Bombardier CRJ-700, And McDonnell Douglas MD-80 Aircraft [Member]
Reorganization [Line Items]
Aircraft leases retained		340
Boeing 737-800 Aircraft [Member]
Reorganization [Line Items]
Reached agreement to modify leases		9
Boeing767200er Aircraft [Member]
Reorganization [Line Items]
Reached agreement to modify leases		11
Boeing767300er Aircraft [Member]
Reorganization [Line Items]
Reached agreement to modify leases		13
Boeing 777-200 ER Aircraft [Member]
Reorganization [Line Items]
Reached agreement to modify leases		3
Super Atr Aircraft [Member]
Reorganization [Line Items]
Reached agreement to modify leases		39
Aircraft returned to lessor		30
Airplanes To Be Returned to Lessor		9
Embraer Rj [Member]
Reorganization [Line Items]
Bankruptcy Claims, Amount of Claims Filed		592,000,000
Reached Agreement with Aircraft Lender		216
Embraer One Four Zero [Member]
Reorganization [Line Items]
Mortgage Debt to be Resturctured Aircraft		59
Embraer One Four Five [Member]
Reorganization [Line Items]
Mortgage Debt to be Resturctured Aircraft		68
Aircraft for which debt wil not be reduced		50
Embraer Rj One Three Five [Member]
Reorganization [Line Items]
Aircraft to be Transferred to Lender and Leased Back		21
Airplanes Surrendered to Lender		18
Claims Filed After Bar Date
Reorganization [Line Items]
Bankruptcy Claims, Number Claims Filed	350	350
Bankruptcy Claims, Amount of Claims Filed	$ 58,000,000	$ 59,000,000

Chapter 11 Reorganization (Schedule Of Liabilities Subject To Compromise) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Reorganizations [Abstract]
Long-term debt	$ 1,198	$ 1,198	$ 2,482
Estimated allowed claims on aircraft lease and debt obligations and facility lease and bond obligations	3,971	3,716	1,868
Pension and postretirement benefits	1,237	1,250	0
Accounts payable and other accrued liabilities	385	442	489
Other	(12)	0	4
Total liabilities subject to compromise	$ 6,779	$ 6,606	$ 4,843

Chapter 11 Reorganization (Liabilities Subject to Compromise Long-Term Debt) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Debt Instrument [Line Items]
Liabilities Subject to Compromise, Debt and Accrued Interest	$ 1,198	$ 1,198	$ 2,482
Secured Variable And Fixed Rate Indebtedness Due Through 2023
Debt Instrument [Line Items]
Liabilities Subject to Compromise, Debt and Accrued Interest	172	172	1,456
Effective interest rate percentage - minimum	1.00%	1.00%
Effective interest rate percentage - maximum	13.00%	13.00%
Debt instrument maturity year	Dec 31, 2023	Dec 31, 2023
6.00% - 8.50% Special Facility Revenue Bonds Due Through 2036
Debt Instrument [Line Items]
Liabilities Subject to Compromise, Debt and Accrued Interest	186	186	186
Percentage of debt instrument interest rate - minimum	6.00%	6.00%
Percentage of debt instrument interest rate - maximum	8.50%	8.50%
Debt instrument maturity year	Dec 31, 2036	Dec 31, 2036
6.25% Senior Convertible Notes Due 2014
Debt Instrument [Line Items]
Liabilities Subject to Compromise, Debt and Accrued Interest	460	460	460
Percentage of debt instrument, interest rate	6.25%	6.25%
Debt instrument maturity year	Dec 31, 2014	Dec 31, 2014
9.00% - 10.20% Debentures Due Through 2021
Debt Instrument [Line Items]
Liabilities Subject to Compromise, Debt and Accrued Interest	214	214	214
Percentage of debt instrument interest rate - minimum	9.00%	9.00%
Percentage of debt instrument interest rate - maximum	10.20%	10.20%
Debt instrument maturity year	Dec 31, 2021	Dec 31, 2021
7.88% - 10.55% Notes Due Through 2039
Debt Instrument [Line Items]
Liabilities Subject to Compromise, Debt and Accrued Interest	$ 166	$ 166	$ 166
Percentage of debt instrument interest rate - minimum	7.88%	7.88%
Percentage of debt instrument interest rate - maximum	10.55%	10.55%
Debt instrument maturity year	Dec 31, 2039	Dec 31, 2039

Chapter 11 Reorganization (Schedule Of Reorganization Items) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended				12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Pension and postretirement benefits	$ 0		$ 0		$ (66)		$ 0
Aircraft and facility financing renegotiations and rejections	136	[1],[2],[3]	1,356	[1],[2],[3]	1,950	[1],[2]	102	[1],[2]
Professional fees	39		45		229		14
Other	(15)				95		2
Total reorganization items, net	160		1,401		2,208		118		0
Support agreement - additional estimated allowed claim amounts	$ 127

[1]	Amounts include allowed claims (claims approved by the Bankruptcy Court) and estimated allowed claims relating to the rejection or modification of financings related to aircraft. The Debtors record an estimated claim associated with the rejection or modification of a financing when the applicable motion is filed with the Bankruptcy Court to reject or modify such financing and the Debtors believe that it is probable the motion will be approved, and there is sufficient information to estimate the claim. Modifications of the financings related to aircraft remain subject to conditions, including reaching agreement on definitive documentation. See above, "Special Protection Applicable to Leases and Secured Financing of Aircraft and Aircraft Equipment," for further information.
[2]	Amounts include allowed claims (claims approved by the Bankruptcy Court) and estimated allowed claims relating to entry of orders treating as unsecured claims with respect to facility agreements supporting certain issuances of special facility revenue bonds. The Debtors record an estimated claim associated with the treatment of claims with respect to facility agreements when the applicable motion is filed with the Bankruptcy Court and the Debtors believe that it is probable that the motion will be approved, and there is sufficient information to estimate the claim. See above, "Rejection of Executory Contracts," for further information.
[3]	Pursuant to the Support Agreement, as defined and further described in Note 13 to the Condensed Consolidated Financial Statements, the Debtors agreed to allow certain post-petition unsecured claims on obligations. As a result, the Company recorded reorganization charges to adjust estimated allowed claim amounts previously recorded on rejected special facility revenue bonds of $127 million, which is included in the table above.

Commitments, Contingencies And Guarantees (Aircraft Acquisition Commitments) (Detail)	Mar. 31, 2013	Jan. 23, 2013	Dec. 31, 2012
Operating Leased Assets [Line Items]
Aircraft Purchase Committment Future Minimum Quantity Required Current	27	39	39
Aircraft Lease Commitment Future Minimum Quantity Required Current	20	20	20
Aircraft Purchase Committment Future Minimum Quantity Required in Two Year	24	13	11
Aircraft Lease Commitment Future Minimum Quantity Required In Two Year	39	50	50
Aircraft Purchase Committment Future Minimum Quantity Required In Three Year	13	13	2
Aircraft Lease Commitment Future Minimum Quantity Required In Three Year	50	50	50
Aircraft Purchase Committment Future Minimum Quantity Required In Four Year	15	15	2
Aircraft Lease Commitment Future Minimum Quantity Required In Four Year	45	45	45
Aircraft Purchase Committment Future Minimum Quantity Required In Five Year	19	19	10
Aircraft Lease Commitment Future Minimum Quantity Required In Five Year	40	40	40
Aircraft Purchase Committment Future Minimum Quantity Required Five and Thereafter	227	227	120
Aircraft Lease Commitment Future Minimum Quantity Required Five and Thereafter	0	0	0
Total, Purchase	325	326	184
Total, Lease	194	205	205
Boeing Seven Three Seven Family
Operating Leased Assets [Line Items]
Aircraft Purchase Committment Future Minimum Quantity Required Current	22	31	31
Aircraft Lease Commitment Future Minimum Quantity Required Current	0	0	0
Aircraft Purchase Committment Future Minimum Quantity Required in Two Year	16	5	5
Aircraft Lease Commitment Future Minimum Quantity Required In Two Year	4	15	15
Aircraft Purchase Committment Future Minimum Quantity Required In Three Year	0	0	0
Aircraft Lease Commitment Future Minimum Quantity Required In Three Year	20	20	20
Aircraft Purchase Committment Future Minimum Quantity Required In Four Year	0	0	0
Aircraft Lease Commitment Future Minimum Quantity Required In Four Year	20	20	20
Aircraft Purchase Committment Future Minimum Quantity Required In Five Year	0	0	0
Aircraft Lease Commitment Future Minimum Quantity Required In Five Year	20	20	20
Aircraft Purchase Committment Future Minimum Quantity Required Five and Thereafter	0	0	0
Aircraft Lease Commitment Future Minimum Quantity Required Five and Thereafter	0	0	0
Total, Purchase	38	36	36
Total, Lease	64	75	75
Boeing Seven Three Seven Max Aircraft
Operating Leased Assets [Line Items]
Aircraft Purchase Committment Future Minimum Quantity Required Current	0	0
Aircraft Lease Commitment Future Minimum Quantity Required Current	0	0
Aircraft Purchase Committment Future Minimum Quantity Required in Two Year	0	0
Aircraft Lease Commitment Future Minimum Quantity Required In Two Year	0	0
Aircraft Purchase Committment Future Minimum Quantity Required In Three Year	0	0
Aircraft Lease Commitment Future Minimum Quantity Required In Three Year	0	0
Aircraft Purchase Committment Future Minimum Quantity Required In Four Year	0	0
Aircraft Lease Commitment Future Minimum Quantity Required In Four Year	0	0
Aircraft Purchase Committment Future Minimum Quantity Required In Five Year	0	0
Aircraft Lease Commitment Future Minimum Quantity Required In Five Year	0	0
Aircraft Purchase Committment Future Minimum Quantity Required Five and Thereafter	100	100
Aircraft Lease Commitment Future Minimum Quantity Required Five and Thereafter	0	0
Total, Purchase	100	100
Total, Lease	0	0
Boeing 777-300ER Aircraft
Operating Leased Assets [Line Items]
Aircraft Purchase Committment Future Minimum Quantity Required Current	5	8	8
Aircraft Lease Commitment Future Minimum Quantity Required Current	0	0	0
Aircraft Purchase Committment Future Minimum Quantity Required in Two Year	6	6	5
Aircraft Lease Commitment Future Minimum Quantity Required In Two Year	0	0	0
Aircraft Purchase Committment Future Minimum Quantity Required In Three Year	2	2	0
Aircraft Lease Commitment Future Minimum Quantity Required In Three Year	0	0	0
Aircraft Purchase Committment Future Minimum Quantity Required In Four Year	2	2	0
Aircraft Lease Commitment Future Minimum Quantity Required In Four Year	0	0	0
Aircraft Purchase Committment Future Minimum Quantity Required In Five Year	0	0	0
Aircraft Lease Commitment Future Minimum Quantity Required In Five Year	0	0	0
Aircraft Purchase Committment Future Minimum Quantity Required Five and Thereafter	0	0	0
Aircraft Lease Commitment Future Minimum Quantity Required Five and Thereafter	0	0	0
Total, Purchase	15	18	13
Total, Lease	0	0	0
Boeing Seven Eight Seven Family
Operating Leased Assets [Line Items]
Aircraft Purchase Committment Future Minimum Quantity Required Current	0	0
Aircraft Lease Commitment Future Minimum Quantity Required Current	0	0
Aircraft Purchase Committment Future Minimum Quantity Required in Two Year	2	2
Aircraft Lease Commitment Future Minimum Quantity Required In Two Year	0	0
Aircraft Purchase Committment Future Minimum Quantity Required In Three Year	11	11
Aircraft Lease Commitment Future Minimum Quantity Required In Three Year	0	0
Aircraft Purchase Committment Future Minimum Quantity Required In Four Year	13	13
Aircraft Lease Commitment Future Minimum Quantity Required In Four Year	0	0
Aircraft Purchase Committment Future Minimum Quantity Required In Five Year	9	9
Aircraft Lease Commitment Future Minimum Quantity Required In Five Year	0	0
Aircraft Purchase Committment Future Minimum Quantity Required Five and Thereafter	7	7
Aircraft Lease Commitment Future Minimum Quantity Required Five and Thereafter	0	0
Total, Purchase	42	42
Total, Lease	0	0
Airbus A320 Family
Operating Leased Assets [Line Items]
Aircraft Purchase Committment Future Minimum Quantity Required Current	0	0	0
Aircraft Lease Commitment Future Minimum Quantity Required Current	20	20	20
Aircraft Purchase Committment Future Minimum Quantity Required in Two Year	0	0	0
Aircraft Lease Commitment Future Minimum Quantity Required In Two Year	35	35	35
Aircraft Purchase Committment Future Minimum Quantity Required In Three Year	0	0	0
Aircraft Lease Commitment Future Minimum Quantity Required In Three Year	30	30	30
Aircraft Purchase Committment Future Minimum Quantity Required In Four Year	0	0	0
Aircraft Lease Commitment Future Minimum Quantity Required In Four Year	25	25	25
Aircraft Purchase Committment Future Minimum Quantity Required In Five Year	0	0	0
Aircraft Lease Commitment Future Minimum Quantity Required In Five Year	20	20	20
Aircraft Purchase Committment Future Minimum Quantity Required Five and Thereafter	0	0	0
Aircraft Lease Commitment Future Minimum Quantity Required Five and Thereafter	0	0	0
Total, Purchase	0	0	0
Total, Lease	130	130	130
Neo Airbus Aircraft
Operating Leased Assets [Line Items]
Aircraft Purchase Committment Future Minimum Quantity Required Current	0	0
Aircraft Lease Commitment Future Minimum Quantity Required Current	0	0
Aircraft Purchase Committment Future Minimum Quantity Required in Two Year	0	0
Aircraft Lease Commitment Future Minimum Quantity Required In Two Year	0	0
Aircraft Purchase Committment Future Minimum Quantity Required In Three Year	0	0
Aircraft Lease Commitment Future Minimum Quantity Required In Three Year	0	0
Aircraft Purchase Committment Future Minimum Quantity Required In Four Year	0	0
Aircraft Lease Commitment Future Minimum Quantity Required In Four Year	0	0
Aircraft Purchase Committment Future Minimum Quantity Required In Five Year	10	10
Aircraft Lease Commitment Future Minimum Quantity Required In Five Year	0	0
Aircraft Purchase Committment Future Minimum Quantity Required Five and Thereafter	120	120
Aircraft Lease Commitment Future Minimum Quantity Required Five and Thereafter	0	0
Total, Purchase	130	130
Total, Lease	0	0
Boeing 777-200 ER Aircraft [Member]
Operating Leased Assets [Line Items]
Aircraft Purchase Committment Future Minimum Quantity Required Current			0
Aircraft Lease Commitment Future Minimum Quantity Required Current			0
Aircraft Purchase Committment Future Minimum Quantity Required in Two Year			1
Aircraft Lease Commitment Future Minimum Quantity Required In Two Year			0
Aircraft Purchase Committment Future Minimum Quantity Required In Three Year			2
Aircraft Lease Commitment Future Minimum Quantity Required In Three Year			0
Aircraft Purchase Committment Future Minimum Quantity Required In Four Year			2
Aircraft Lease Commitment Future Minimum Quantity Required In Four Year			0
Aircraft Purchase Committment Future Minimum Quantity Required In Five Year			0
Aircraft Lease Commitment Future Minimum Quantity Required In Five Year			0
Aircraft Purchase Committment Future Minimum Quantity Required Five and Thereafter			0
Aircraft Lease Commitment Future Minimum Quantity Required Five and Thereafter			0
Total, Purchase			5
Total, Lease			0
Neo [Member]
Operating Leased Assets [Line Items]
Aircraft Purchase Committment Future Minimum Quantity Required Current			0
Aircraft Lease Commitment Future Minimum Quantity Required Current			0
Aircraft Purchase Committment Future Minimum Quantity Required in Two Year			0
Aircraft Lease Commitment Future Minimum Quantity Required In Two Year			0
Aircraft Purchase Committment Future Minimum Quantity Required In Three Year			0
Aircraft Lease Commitment Future Minimum Quantity Required In Three Year			0
Aircraft Purchase Committment Future Minimum Quantity Required In Four Year			0
Aircraft Lease Commitment Future Minimum Quantity Required In Four Year			0
Aircraft Purchase Committment Future Minimum Quantity Required In Five Year			10
Aircraft Lease Commitment Future Minimum Quantity Required In Five Year			0
Aircraft Purchase Committment Future Minimum Quantity Required Five and Thereafter			120
Aircraft Lease Commitment Future Minimum Quantity Required Five and Thereafter			0
Total, Purchase			130
Total, Lease			0

Commitments, Contingencies And Guarantees (Narrative) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended					12 Months Ended			12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012	Mar. 31, 2013	Dec. 31, 2011	Dec. 31, 2012 Capital Addition Purchase Commitments [Member]	Dec. 31, 2012 Information Technology Support [Member]	Dec. 31, 2012 Capacity Purchase Arrangements [Member]	Mar. 31, 2013 Capacity Purchase Arrangements [Member]	Jan. 23, 2013 Capacity Purchase Arrangements [Member]	Dec. 31, 2012 Capacity Purchase Arrangements [Member] Minimum [Member]	Dec. 31, 2012 Capacity Purchase Arrangements [Member] Maximum [Member]	Dec. 31, 2012 Embraer Rj [Member] Capacity Purchase Arrangements [Member]	Mar. 31, 2013 Purchase Commitment	Dec. 31, 2012 Purchase Commitment	Mar. 31, 2013 Lease	Dec. 31, 2012 Lease
Long-term Purchase Commitment [Line Items]
Unrecorded Unconditional Purchase Obligation, Due Within One Year					$ 52	$ 80	$ 249	$ 257	$ 353				$ 1,600	$ 2,100	$ 624	$ 727
Unrecorded Unconditional Purchase Obligation, Due Within Two Year					10	70	188	521	589				1,900	1,000	945	889
Unrecorded Unconditional Purchase Obligation, Due Within Three Year					17		179	670	739				1,700	314	1,200	1,100
Unrecorded Unconditional Purchase Obligation, Due Within Four Year							170	676	736				2,100	355	1,400	1,400
Unrecorded Unconditional Purchase Obligation, Due Within Five Year							11	520	580				2,100	745	1,600	1,600
Unrecorded Unconditional Purchase Obligation, Due After Five Year							0	4,400	4,800				12,600	6,600	11,700	11,300
Purchase deposits for flight equipment	710	710	721	746
Maximum required to be paid by the company in one year under the guarantee	100	100	100
Maximum amount of guarantee provided	75	75	85
Unrecorded Unconditional Purchase Obligation					79
Purchase Commitment Expiration Year										2014	2017
Leased Aircraft Put to American Upon Termination of Contract												15
Annual Lease Payment Obligation Upon Termination Contract							20
Annual Lease Payment Obligation Under Termination of Contract Expiration Date										2018	2019
Indebtedness and operating leases with event risk covenants	497	497
Debt Instrument, Covenant Description		These covenants permit the holders of such obligations to receive a higher rate of return (between 100 and 600 basis points above the stated rate) if a designated event, as defined, should occur and the credit ratings of such obligations are downgraded below certain levels within a certain period of time.
Benefit from Settlement of Commercial Dispute	$ 280

Depreciation And Amortization (Narrative) (Detail) (USD $)	Mar. 31, 2013	Dec. 31, 2012
Depreciation and Amortization Expenses For Property Plant And Equipment [Line Items]
Accumulated depreciation of owned equipment and property	$ 10,800,000,000	$ 10,600,000,000
Accumulated amortization of equipment and property under capital leases	$ 219,000,000	$ 205,000,000

Income Taxes (Narrative) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Deferred tax asset valuation allowance	$ 4,500	$ 4,411	$ 4,148
American Taxpayer Relief Act of 2012 Credit	22
Tax benefit resulting from OCI allocation		569	0	0
Income Tax Expense Credit from Elections Under Tax Relief Act of 2010 and And Recovery Act of 2008 Extended by the American Taxpayer Relief Act of 2012		22		30
Valuation Allowance, Deferred Tax Asset, Change in Amount		263	1,200	121
Alternative minimum tax credit carryforward		367	367
Cash payments (refunds) for income taxes		6	1	(32)
Percentage of cumulative stock ownership changes among material shareholders limited for company's future use of NOLs		50.00%
Section 382 Limitation Test Period		three year
Unrecognized tax benefit		6	6	6
Internal Revenue Service (IRS) [Member]
Unrealized benefit related to the implementation of share-based compensation accounting guidance		666
Deferred Tax Assets, Operating Loss Carryforwards, Subject to Expiration		6,600
State and Local Jurisdiction [Member]
Deferred Tax Assets, Operating Loss Carryforwards, Subject to Expiration		3,600
Minimum [Member] | Internal Revenue Service (IRS) [Member]
Operating Loss Carryforwards, Expiration Dates		2022
Minimum [Member] | State and Local Jurisdiction [Member]
Operating Loss Carryforwards, Expiration Dates		2013
Maximum [Member] | State and Local Jurisdiction [Member]
Operating Loss Carryforwards, Expiration Dates		2027
Expiring In Less Than One Year From Balance Sheet Date | State and Local Jurisdiction [Member]
Deferred Tax Assets, Operating Loss Carryforwards, Subject to Expiration		$ 105

Indebtedness (Components Of Long-Term Debt) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Debt Instrument [Line Items]
Less current maturities	$ 1,256	$ 1,388	$ 1,518
Long-term debt, less current maturities	6,646	6,735	6,702
Secured Variable And Fixed Rate Indebtedness Due Through 2023
Debt Instrument [Line Items]
Effective interest rate percentage - minimum	1.00%	1.00%
Effective interest rate percentage - maximum	13.00%	13.00%
Debt instrument maturity year	Dec 31, 2023	Dec 31, 2023
6.00% - 8.50% Special Facility Revenue Bonds Due Through 2036
Debt Instrument [Line Items]
Percentage of debt instrument interest rate - minimum	6.00%	6.00%
Percentage of debt instrument interest rate - maximum	8.50%	8.50%
Debt instrument maturity year	Dec 31, 2036	Dec 31, 2036
7.50% Senior Secured Notes Due 2016
Debt Instrument [Line Items]
Percentage of debt instrument, interest rate		7.50%
9.00% - 10.20% Debentures Due Through 2021
Debt Instrument [Line Items]
Percentage of debt instrument interest rate - minimum	9.00%	9.00%
Percentage of debt instrument interest rate - maximum	10.20%	10.20%
Debt instrument maturity year	Dec 31, 2021	Dec 31, 2021
7.88% - 10.55% Notes Due Through 2039
Debt Instrument [Line Items]
Percentage of debt instrument interest rate - minimum	7.88%	7.88%
Percentage of debt instrument interest rate - maximum	10.55%	10.55%
Debt instrument maturity year	Dec 31, 2039	Dec 31, 2039
Debt Not Subject To Compromise
Debt Instrument [Line Items]
Long-term Debt	7,902	8,123	8,220
Debt Not Subject To Compromise | Secured Variable And Fixed Rate Indebtedness Due Through 2023
Debt Instrument [Line Items]
Long-term Debt	3,004	3,297	2,952
Effective interest rate percentage - minimum	1.00%	1.00%
Effective interest rate percentage - maximum	13.00%	13.00%
Debt instrument maturity year	Dec 31, 2013	Dec 31, 2023
Debt Not Subject To Compromise | Enhanced Equipment Trust Certificates Due Through 2021
Debt Instrument [Line Items]
Long-term Debt	1,851	1,741	1,942
Percentage of debt instrument interest rate - minimum	4.00%	5.10%
Percentage of debt instrument interest rate - maximum	10.38%	10.38%
Debt instrument maturity year	Dec 31, 2025	Dec 31, 2021
Debt Not Subject To Compromise | 6.00% - 8.50% Special Facility Revenue Bonds Due Through 2036
Debt Instrument [Line Items]
Long-term Debt	1,314	1,313	1,436
Percentage of debt instrument interest rate - minimum	6.00%	6.00%
Percentage of debt instrument interest rate - maximum	8.50%	8.50%
Debt instrument maturity year	Dec 31, 2036	Dec 31, 2036
Debt Not Subject To Compromise | 7.50% Senior Secured Notes Due 2016
Debt Instrument [Line Items]
Long-term Debt	1,000	1,000	1,000
Percentage of debt instrument, interest rate	7.50%	7.50%
Debt instrument maturity year	Dec 31, 2016	Dec 31, 2016
Debt Not Subject To Compromise | Advantage Miles Advance Purchase
Debt Instrument [Line Items]
Long-term Debt	733	772	890
Effective interest rate percentage	8.30%	8.30%
Debt instrument discount, net	50	53
Debt Not Subject To Compromise | 6.25% Senior Convertible Notes Due 2014
Debt Instrument [Line Items]
Long-term Debt	0	0	0
Percentage of debt instrument, interest rate	6.25%	6.25%
Debt instrument maturity year	Dec 31, 2014	Dec 31, 2014
Debt Not Subject To Compromise | 9.00% - 10.20% Debentures Due Through 2021
Debt Instrument [Line Items]
Long-term Debt	0	0	0
Percentage of debt instrument interest rate - minimum	9.00%	9.00%
Percentage of debt instrument interest rate - maximum	10.20%	10.20%
Debt instrument maturity year	Dec 31, 2021	Dec 31, 2021
Debt Not Subject To Compromise | 7.88% - 10.55% Notes Due Through 2039
Debt Instrument [Line Items]
Long-term Debt	$ 0	$ 0	$ 0
Percentage of debt instrument interest rate - minimum	7.88%	7.88%
Percentage of debt instrument interest rate - maximum	10.55%	10.55%
Debt instrument maturity year	Dec 31, 2039	Dec 31, 2039

Indebtedness (Schedule Of Maturities Of Long Term Debt And Operating Lease Payments) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012
Debt Instrument [Line Items]
Long-term Debt, Maturities, Repayments of Principal in Next Twelve Months	$ 1,181	$ 1,565
Long-term Debt, Maturities, Repayments of Principal in Year Two	1,482	1,469
Long-term Debt, Maturities, Repayments of Principal in Year Three	773	764
Long-term Debt, Maturities, Repayments of Principal in Year Four	1,828	1,817
Long-term Debt, Maturities, Repayments of Principal in Year Five	545	534
Principal Not Subject To Compromise
Debt Instrument [Line Items]
Long-term Debt, Maturities, Repayments of Principal in Next Twelve Months	1,004	1,388
Long-term Debt, Maturities, Repayments of Principal in Year Two	870	857
Long-term Debt, Maturities, Repayments of Principal in Year Three	768	758
Long-term Debt, Maturities, Repayments of Principal in Year Four	1,762	1,751
Long-term Debt, Maturities, Repayments of Principal in Year Five	503	492
Principal Subject To Compromise
Debt Instrument [Line Items]
Long-term Debt, Maturities, Repayments of Principal in Next Twelve Months	177	177
Long-term Debt, Maturities, Repayments of Principal in Year Two	612	612
Long-term Debt, Maturities, Repayments of Principal in Year Three	5	6
Long-term Debt, Maturities, Repayments of Principal in Year Four	66	66
Long-term Debt, Maturities, Repayments of Principal in Year Five	$ 42	$ 42

Indebtedness (Narrative) (Detail) (USD $)	3 Months Ended	12 Months Ended								3 Months Ended		12 Months Ended			12 Months Ended			12 Months Ended					3 Months Ended	12 Months Ended		3 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2012 Embraer Rj [Member]	Dec. 31, 2012 Embraer Rj One Three Five [Member]	Dec. 31, 2012 Embraer One Four Zero [Member]	Dec. 31, 2012 Embraer One Four Five [Member]	Mar. 31, 2013 Boeing 737-800 Aircraft [Member]	Mar. 31, 2013 Boeing 777-300ER Aircraft	Dec. 31, 2011 Pass Through Trust Certificates Series 2011-1 [Member]	Dec. 31, 2012 Pass Through Trust Certificates Series 2011-1 [Member] Series A [Member]	Dec. 31, 2012 Pass Through Trust Certificates Series 2011-1 [Member] Series B [Member]	Dec. 31, 2011 7.50% Senior Secured Notes Due 2016	Dec. 31, 2012 7.50% Senior Secured Notes Due 2016	Dec. 31, 2012 7.50% Senior Secured Notes Due 2016 Maximum Redemption Date March 15, 2013 [Member]	Dec. 31, 2012 7.50% Senior Secured Notes Due 2016 Maximum Redemption Date March 15, 2014 [Member]	Dec. 31, 2011 Pass Throught Trust Certificates Series 2011-2 [Member]	Dec. 31, 2012 6.25% Senior Convertible Notes Due 2014	Mar. 31, 2013 6.25% Senior Convertible Notes Due 2014	Dec. 31, 2011 6.25% Senior Convertible Notes Due 2014	Mar. 31, 2013 10.5% Senior Secured Notes Due 2012	Dec. 31, 2012 10.5% Senior Secured Notes Due 2012	Dec. 31, 2009 Advantage Miles Advance Purchase	Mar. 31, 2013 2013-1 EETC	Mar. 31, 2013 2013-1 EETC Boeing Seven Three Seven Eight Two Three	Mar. 31, 2013 2013-1 EETC Boeing Seven Seven Seven Two Two Three E R	Mar. 31, 2013 2013-1 EETC Boeing Seven Seven Seven Three Two Three E R	Mar. 31, 2013 Refinancing Eetc	Dec. 31, 2012 Refinancing Eetc	Mar. 31, 2013 Refinancing Eetc Boeing Seven Three Seven Eight Two Three	Dec. 31, 2012 Refinancing Eetc Boeing Seven Three Seven Eight Two Three	Mar. 31, 2013 Refinancing Eetc Boeing Seven Seven Seven Two Two Three E R	Dec. 31, 2012 Refinancing Eetc Boeing Seven Seven Seven Two Two Three E R	Mar. 31, 2013 Refinancing Eetc Boeing Seven Five Seven Two Two Three	Dec. 31, 2012 Refinancing Eetc Boeing Seven Five Seven Two Two Three	Mar. 31, 2013 Refinancing Eetc Boeing Seven Six Seven Three Two Three E R [Member]	Dec. 31, 2012 Refinancing Eetc Boeing Seven Six Seven Three Two Three E R [Member]	Mar. 31, 2013 Liabilities Subject To Compromise	Dec. 31, 2012 Liabilities Subject To Compromise	Mar. 31, 2013 Accrued Liabilities And Other Liabilities And Deferred Credits	Dec. 31, 2012 Accrued Liabilities And Other Liabilities And Deferred Credits	Mar. 31, 2013 Principal Not Subject To Compromise	Dec. 31, 2012 Principal Not Subject To Compromise	Mar. 31, 2013 Principal Subject To Compromise	Dec. 31, 2012 Principal Subject To Compromise	Mar. 31, 2013 Secured Debt, Tax Exempt	Dec. 31, 2012 Secured Debt, Tax Exempt	Mar. 31, 2013 Secured Debt	Dec. 31, 2012 Secured Debt	Mar. 31, 2013 Unsecured Debt	Dec. 31, 2012 Unsecured Debt	Dec. 31, 2012 Lease
Debt Instrument [Line Items]
Payments Not Made Due to Chapter 11 Proceedings																																												$ 451,000,000	$ 451,000,000	$ 148,000,000	$ 135,000,000
Operating Leases, Future Minimum Payments Due, Current	854,000,000	1,033,000,000
Operating Leases, Future Minimum Payments, Due in Two Years	1,000,000,000	962,000,000
Operating Leases, Future Minimum Payments, Due in Three Years	978,000,000	892,000,000
Operating Leases, Future Minimum Payments, Due in Four Years	901,000,000	816,000,000
Operating Leases, Future Minimum Payments, Due in Five Years	861,000,000	777,000,000
Operating Leases, Future Minimum Payments, Due Thereafter	5,100,000,000	4,531,000,000
Deferred Rent Credit																																								201,000,000	201,000,000	163,000,000	160,000,000
Guarantor Obligations, Maximum Exposure, Undiscounted																																																1,500,000,000	1,500,000,000	4,100,000,000	4,200,000,000	842,000,000	842,000,000	6,300,000
2013-1 EETC Amount																										664,000,000
2013-1 EETC Class A Interest Rate	4.00%
2013-1 EETC Class B Interest Rate	5.63%
Number of Aircraft to be Collateralized																											8	1	4			41	41	19	19	14	14	1	1
Amount of Refinancing EETC to be offered pursuant to Rule 144A																														1,500,000,000	1,500,000,000
Number of Aircraft Included in Sale-Leaseback Arrangement										32
Number of aircrafts delivered										8	3
Collateral Already Posted, Aggregate Fair Value		600,000																					41,000,000	41,000,000
Reached Agreement with Aircraft Lender						216
Airplanes Surrendered to Lender							18
Mortgage Debt to be Resturctured Aircraft								59	68
Aircraft to be Transferred to Lender and Leased Back							21
Aircraft for which debt wil not be reduced									50
Troubled Debt Restructuring Debtor, Current Period, Gain (Loss) on Restructuring						380,000,000
Troubled Debt Restructuring, Debtor, Current Period, Gain (Loss) on Restructuring, Per Share, Net						$ 1.13
Bankruptcy Claims, Amount of Claims Filed	290,000,000,000	290,000,000,000				592,000,000
Troubled Debt Restructuring, Debtor, Current Period, Gain (Loss) on Transfer of Assets, Net of Tax						(64,000,000)
Debtor Reorganization Items, Net Loss on Claims and Troubled Debt Restructuring						(276,000,000)
Debt Instrument, Face Amount												657,000,000			1,000,000,000				726,000,000
Debt Instrument, Issuance Date												Jan 25, 2011							Oct 4, 2011
Percentage of debt instrument, interest rate													5.25%	7.00%		7.50%			8.63%	6.25%	6.25%
Debt Instrument, Issuance Date															2011-03
Redemption Price																	1	1.03
Proceeds redeemable from equity offerings, percentage																		35.00%
Redemption price with equity proceeds																		107.50%
Maximum Redeemable During Twelve Month Period																		10.00%
Amount paid by Citibank for miles					1,000,000,000
Loans Payable																									890,000,000
Deferred Revenue, Additions																									110,000,000
Liabilities Subject to Compromise, Debt and Accrued Interest	1,198,000,000	1,198,000,000	2,482,000,000																	460,000,000	460,000,000	460,000,000
Debt Instrument, Maturity Date																				2014
Debt Instrument, Convertible, Conversion Ratio																				101.0101
Principal Amount Denominator for Conversion Ratio																				1,000
Debt Instrument, Convertible, Conversion Price																				$ 9.9
Debt Instrument Number Of Aircraft Collateralized																							143	143
Interest Paid, Net		$ 485,000,000	$ 747,000,000	$ 735,000,000

Indebtedness (Schedule Of Collateral Coverage Tests) (Detail)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
10.5% Senior Secured Notes Due 2012
Debt Instrument [Line Items]
LTV Requirement		43%; failure to meet collateral test requires posting of additional collateral
LTV as of Last Measurement Date	47.50%	47.50%
Number of aircraft collateralized	143	143
7.50% Senior Secured Notes Due 2016
Debt Instrument [Line Items]
LTV Requirement		1.5x Collateral valuation to amount of debt outstanding (67% LTV); failure to meet collateral test results in American paying 2% additional interest until the ratio is at least 1.5x; additional collateral can be posted to meet this requirement
Collateral Description		Generally, certain route authorities, take-off and landing slots, and rights to airport facilities used by American to operate certain services between the U.S. and London Heathrow, Tokyo Narita/Haneda, and China
LTV as of Last Measurement Date		38.80%
Senior Secured Notes
Debt Instrument [Line Items]
LTV Requirement	1.5x Collateral valuation to amount of debt outstanding (67% LTV); failure to meet collateral test results in American paying 2% additional interest until the ratio is at least 1.5x; additional collateral can be posted to meet this requirement
Collateral Description	Generally, certain route authorities, take-off and landing slots, and rights to airport facilities used by American to operate certain services between the U.S. and London Heathrow, Tokyo Narita/Haneda, and China
LTV as of Last Measurement Date	38.80%
MD-80 | 10.5% Senior Secured Notes Due 2012
Debt Instrument [Line Items]
Number of aircraft collateralized	74	74
B757-200 | 10.5% Senior Secured Notes Due 2012
Debt Instrument [Line Items]
Number of aircraft collateralized	41	41
B767-200ER | 10.5% Senior Secured Notes Due 2012
Debt Instrument [Line Items]
Number of aircraft collateralized	3	3
B767-300ER | 10.5% Senior Secured Notes Due 2012
Debt Instrument [Line Items]
Number of aircraft collateralized	25	25

Fair Value Measurements (Assets And Liabilities Measured At Fair Value On A Recurring Basis) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	$ 3,638		$ 3,412	[1]
Restricted Cash and Investments, Current	853	[1]	850		738
Fuel derivative contracts, Fair Value	66	[1]	65		97
Fair value of assets and liabilities measured on recurring basis	4,557		4,327
Cash Flow Hedge Derivative Instrument Assets at Fair Value			65
Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	417		438	[1]
Restricted Cash and Investments, Current	853	[1]	850	[1]
Fuel derivative contracts, Fair Value	0	[1]
Fair value of assets and liabilities measured on recurring basis	1,270		1,288
Cash Flow Hedge Derivative Instrument Assets at Fair Value			0	[1]
Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	3,221		2,974	[1]
Restricted Cash and Investments, Current	0	[1]	0	[1]
Fuel derivative contracts, Fair Value	66	[1]
Fair value of assets and liabilities measured on recurring basis	3,287		3,039
Cash Flow Hedge Derivative Instrument Assets at Fair Value			65	[1]
Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0		0	[1]
Restricted Cash and Investments, Current	0	[1]	0	[1]
Fuel derivative contracts, Fair Value	0	[1]
Fair value of assets and liabilities measured on recurring basis	0		0
Cash Flow Hedge Derivative Instrument Assets at Fair Value			0	[1]
Money Market Funds [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	417	[1],[2]	438	[1],[3]
Money Market Funds [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	417	[1],[2]	438	[1],[3]
Money Market Funds [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0	[1],[2]	0	[1],[3]
Money Market Funds [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0	[1],[2]	0	[1],[3]
US Government Agencies Debt Securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	609		545	[1],[3]
US Government Agencies Debt Securities | Maturity Dates Exceeding One Year
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	609		545
US Government Agencies Debt Securities | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0		0	[1],[3]
US Government Agencies Debt Securities | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	609		545	[1],[3]
US Government Agencies Debt Securities | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0		0	[1],[3]
Repurchase Agreements [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	280		304	[1],[3]
Repurchase Agreements [Member] | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0		0	[1],[3]
Repurchase Agreements [Member] | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	280		304	[1],[3]
Repurchase Agreements [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0		0	[1],[3]
Corporate Obligations
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	1,749		1,519	[1],[3]
Corporate Obligations | Maturity Dates Exceeding One Year
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	470		405
Corporate Obligations | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0			[1],[3]
Corporate Obligations | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	1,749		1,519	[1],[3]
Corporate Obligations | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0		0	[1],[3]
Bank Time Deposits
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	583		606	[1],[3]
Bank Time Deposits | Maturity Dates Exceeding One Year
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	350		200
Bank Time Deposits | Fair Value, Inputs, Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	0			[1],[3]
Bank Time Deposits | Fair Value, Inputs, Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	583		606	[1],[3]
Bank Time Deposits | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale Securities, Fair Value Disclosure	$ 0		$ 0	[1],[3]

[1]	Unrealized gains or losses on short-term investments, restricted cash and short-term investments and derivatives qualifying for hedge accounting are recorded in Accumulated other comprehensive income (loss) at each measurement date.
[2]	The Company's short-term investments mature in one year or less except for $350 million of Bank notes/Certificates of deposit/Time deposits, $609 million of U.S. Government agency investments and $470 million of Corporate obligations which have maturity dates exceeding one year.
[3]	The Company's short-term investments mature in one year or less except for $200 million of Bank notes/Certificates of deposit/Time deposits, $545 million of U.S. Government agency investments and $405 million of Corporate obligations which have maturity dates exceeding one year.

Fair Value Measurements (Long Term Debt And Current Maturities) (Details) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013 Not Classified As Subject To Compromise	Dec. 31, 2012 Not Classified As Subject To Compromise	Dec. 31, 2011 Not Classified As Subject To Compromise	Mar. 31, 2013 Classified As Subject To Compromise	Dec. 31, 2012 Classified As Subject To Compromise	Dec. 31, 2011 Classified As Subject To Compromise	Mar. 31, 2013 Secured Variable And Fixed Rate Indebtedness Due Through 2023 Not Classified As Subject To Compromise	Dec. 31, 2012 Secured Variable And Fixed Rate Indebtedness Due Through 2023 Not Classified As Subject To Compromise	Dec. 31, 2011 Secured Variable And Fixed Rate Indebtedness Due Through 2023 Not Classified As Subject To Compromise	Mar. 31, 2013 Secured Variable And Fixed Rate Indebtedness Due Through 2023 Classified As Subject To Compromise	Dec. 31, 2012 Secured Variable And Fixed Rate Indebtedness Due Through 2023 Classified As Subject To Compromise	Dec. 31, 2011 Secured Variable And Fixed Rate Indebtedness Due Through 2023 Classified As Subject To Compromise	Mar. 31, 2013 Enhanced Equipment Trust Certificates Due Through 2021 Not Classified As Subject To Compromise	Dec. 31, 2012 Enhanced Equipment Trust Certificates Due Through 2021 Not Classified As Subject To Compromise	Dec. 31, 2011 Enhanced Equipment Trust Certificates Due Through 2021 Not Classified As Subject To Compromise	Mar. 31, 2013 Enhanced Equipment Trust Certificates Due Through 2021 Classified As Subject To Compromise	Dec. 31, 2012 Enhanced Equipment Trust Certificates Due Through 2021 Classified As Subject To Compromise	Dec. 31, 2011 Enhanced Equipment Trust Certificates Due Through 2021 Classified As Subject To Compromise	Mar. 31, 2013 6.00% - 8.50% Special Facility Revenue Bonds Due Through 2036	Dec. 31, 2012 6.00% - 8.50% Special Facility Revenue Bonds Due Through 2036	Mar. 31, 2013 6.00% - 8.50% Special Facility Revenue Bonds Due Through 2036 Not Classified As Subject To Compromise	Dec. 31, 2012 6.00% - 8.50% Special Facility Revenue Bonds Due Through 2036 Not Classified As Subject To Compromise	Dec. 31, 2011 6.00% - 8.50% Special Facility Revenue Bonds Due Through 2036 Not Classified As Subject To Compromise	Mar. 31, 2013 6.00% - 8.50% Special Facility Revenue Bonds Due Through 2036 Classified As Subject To Compromise	Dec. 31, 2012 6.00% - 8.50% Special Facility Revenue Bonds Due Through 2036 Classified As Subject To Compromise	Dec. 31, 2011 6.00% - 8.50% Special Facility Revenue Bonds Due Through 2036 Classified As Subject To Compromise	Mar. 31, 2013 7.50% Senior Secured Notes Due 2016 Not Classified As Subject To Compromise	Dec. 31, 2012 7.50% Senior Secured Notes Due 2016 Not Classified As Subject To Compromise	Dec. 31, 2011 7.50% Senior Secured Notes Due 2016 Not Classified As Subject To Compromise	Mar. 31, 2013 7.50% Senior Secured Notes Due 2016 Classified As Subject To Compromise	Dec. 31, 2012 7.50% Senior Secured Notes Due 2016 Classified As Subject To Compromise	Dec. 31, 2011 7.50% Senior Secured Notes Due 2016 Classified As Subject To Compromise	Mar. 31, 2013 Advantage Miles Advance Purchase Not Classified As Subject To Compromise	Dec. 31, 2012 Advantage Miles Advance Purchase Not Classified As Subject To Compromise	Dec. 31, 2011 Advantage Miles Advance Purchase Not Classified As Subject To Compromise	Mar. 31, 2013 Advantage Miles Advance Purchase Classified As Subject To Compromise	Dec. 31, 2012 Advantage Miles Advance Purchase Classified As Subject To Compromise	Dec. 31, 2011 Advantage Miles Advance Purchase Classified As Subject To Compromise	Mar. 31, 2013 6.25% Senior Convertible Notes Due 2014 Not Classified As Subject To Compromise	Dec. 31, 2012 6.25% Senior Convertible Notes Due 2014 Not Classified As Subject To Compromise	Mar. 31, 2013 6.25% Senior Convertible Notes Due 2014 Classified As Subject To Compromise	Dec. 31, 2012 6.25% Senior Convertible Notes Due 2014 Classified As Subject To Compromise	Mar. 31, 2013 9.00% - 10.20% Debentures Due Through 2021	Dec. 31, 2012 9.00% - 10.20% Debentures Due Through 2021	Mar. 31, 2013 9.00% - 10.20% Debentures Due Through 2021 Not Classified As Subject To Compromise	Dec. 31, 2012 9.00% - 10.20% Debentures Due Through 2021 Not Classified As Subject To Compromise	Dec. 31, 2011 9.00% - 10.20% Debentures Due Through 2021 Not Classified As Subject To Compromise	Mar. 31, 2013 9.00% - 10.20% Debentures Due Through 2021 Classified As Subject To Compromise	Dec. 31, 2012 9.00% - 10.20% Debentures Due Through 2021 Classified As Subject To Compromise	Dec. 31, 2011 9.00% - 10.20% Debentures Due Through 2021 Classified As Subject To Compromise	Mar. 31, 2013 7.88% - 10.55% Notes Due Through 2039	Dec. 31, 2012 7.88% - 10.55% Notes Due Through 2039	Mar. 31, 2013 7.88% - 10.55% Notes Due Through 2039 Not Classified As Subject To Compromise	Dec. 31, 2012 7.88% - 10.55% Notes Due Through 2039 Not Classified As Subject To Compromise	Dec. 31, 2011 7.88% - 10.55% Notes Due Through 2039 Not Classified As Subject To Compromise	Mar. 31, 2013 7.88% - 10.55% Notes Due Through 2039 Classified As Subject To Compromise	Dec. 31, 2012 7.88% - 10.55% Notes Due Through 2039 Classified As Subject To Compromise	Dec. 31, 2011 7.88% - 10.55% Notes Due Through 2039 Classified As Subject To Compromise
Carrying Value	$ 7,902	$ 8,123	$ 8,220	$ 1,198	$ 1,198	$ 2,482	$ 3,004	$ 3,297	$ 2,952	$ 172	$ 172	$ 1,456	$ 1,851	$ 1,741	$ 1,942	$ 0	$ 0	$ 0			$ 1,314	$ 1,313	$ 1,436	$ 186	$ 186	$ 186	$ 1,000	$ 1,000	$ 1,000	$ 0	$ 0	$ 0	$ 733	$ 772	$ 890	$ 0	$ 0	$ 0	$ 0	$ 0	$ 460	$ 460			$ 0	$ 0	$ 0	$ 214	$ 214	$ 214			$ 0	$ 0	$ 0	$ 166	$ 166	$ 166
Fair Value	$ 8,171	$ 8,115	$ 7,417	$ 1,138	$ 885	$ 1,341	$ 2,883	$ 3,143	$ 2,647	$ 148	$ 154	$ 1,123	$ 1,946	$ 1,811	$ 1,927	$ 0	$ 0	$ 0			$ 1,453	$ 1,308	$ 1,230	$ 194	$ 186	$ 37	$ 1,150	$ 1,074	$ 711	$ 0	$ 0	$ 0	$ 739	$ 779	$ 902	$ 0	$ 0	$ 0	$ 0	$ 0	$ 509	$ 400			$ 0	$ 0	$ 0	$ 238	$ 112	$ 46			$ 0	$ 0	$ 0	$ 49	$ 33	$ 34
Percentage of debt instrument interest rate - minimum																			6.00%	6.00%																							9.00%	9.00%							7.88%	7.88%
Percentage of debt instrument interest rate - maximum																			8.50%	8.50%																							10.20%	10.20%							10.55%	10.55%

Retirement Benefits (Components Of Net Periodic Benefit Cost) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other Postretirement Benefit Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 0	$ 15	$ 46	$ 61	$ 60
Interest cost	13	38	128	174	165
Expected return on assets	(4)	(4)	(17)	(20)	(18)
Curtailments			(124)
Amortization of Prior service cost	(61)	(7)	(82)	(28)	(19)
Amortization of Unrecognized net (gain) loss	(2)	(2)	(9)	(9)	(10)
Net periodic benefit cost	(54)	40	(58)	178	178
Pension Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Service cost	1	104	341	386	366
Interest cost	163	191	729	757	737
Expected return on assets	(180)	(166)	(676)	(657)	(593)
Curtailments			58
Amortization of Prior service cost	7	4	10	13	13
Amortization of Unrecognized net (gain) loss	23	61	211	154	154
Net periodic benefit cost	14	194	673	653	677
Defined contribution plans			218	179	168
Defined Benefit Plan and Defined Contribution Plan Periodic Benefit Cost			$ 891	$ 832	$ 845

Retirement Benefits (Narrative) (Detail) (USD $)	3 Months Ended			12 Months Ended	3 Months Ended	9 Months Ended	12 Months Ended					3 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Dec. 31, 2012	Dec. 31, 2012 Pension Plans, Defined Benefit	Sep. 30, 2012 Pension Plans, Defined Benefit	Dec. 31, 2012 Pension Plans, Defined Benefit	Dec. 31, 2011 Pension Plans, Defined Benefit	Dec. 31, 2010 Pension Plans, Defined Benefit	Dec. 31, 2012 Pension Plans, Defined Benefit Invested In Certain Mutual Funds [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Invested In Certain Mutual Funds [Member]	Dec. 31, 2012 Other Postretirement Benefit Plans, Defined Benefit	Sep. 30, 2012 Other Postretirement Benefit Plans, Defined Benefit	Dec. 31, 2012 Other Postretirement Benefit Plans, Defined Benefit	Dec. 31, 2011 Other Postretirement Benefit Plans, Defined Benefit	Dec. 31, 2010 Other Postretirement Benefit Plans, Defined Benefit	Dec. 31, 2012 Other Postretirement Benefit Plans, Defined Benefit Invested In Certain Mutual Funds [Member]	Dec. 31, 2011 Other Postretirement Benefit Plans, Defined Benefit Invested In Certain Mutual Funds [Member]	Dec. 31, 2012 Other Postretirement Benefit Plans, Defined Benefit Unitized Mutual Funds [Member]	Dec. 31, 2011 Other Postretirement Benefit Plans, Defined Benefit Unitized Mutual Funds [Member]	Dec. 31, 2012 International Companies [Member]	Dec. 31, 2011 International Companies [Member]	Dec. 31, 2012 International Companies [Member] Unitized Mutual Funds [Member]	Dec. 31, 2011 International Companies [Member] Unitized Mutual Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Employer contributions	$ 33,000,000			$ 272,000,000			$ 277,000,000	$ 525,000,000						$ 97,000,000	$ 121,000,000
Defined Benefit Plan, Recognized Net Gain (Loss) Due to Settlements and Curtailments			1,800,000,000
Super Saver 401(k) Company Match		5.50%		5.50%
Pilot Super Saver 401k Company Match		14.00%		14.00%
Defined Benefit Plan, Expected Long-term Return on Assets				8.00%			8.25%	8.50%						8.25%	8.50%
Defined Benefit Plan, Actual Plan Asset Allocations																					16.00%	18.00%	28.00%	27.00%
Fair value of plan assets					9,065,000,000		9,065,000,000	8,132,000,000	7,773,000,000	259,000,000	143,000,000	211,000,000		211,000,000	205,000,000	234,000,000	208,000,000	203,000,000	202,000,000	201,000,000
The estimated net loss and prior service cost for the defined benefit pension plans							77,000,000							(9,000,000)
Annualized ten-year rate of return on plan assets				10.15%
Define benefit plan obligation to return collateral on loaned securities, net		0		0
Receivables And Payables for Foreign Currency Contracts, Net, Not Included in Fair Value of Plan Assets		2,000,000		2,000,000
Weighted-average assumptions used to determine net periodic benefit cost, Discount rate					4.10%	5.20%		5.80%				3.80%	4.89%		5.69%
Defined Benefit Plans, Actuarial Loss at Remeasurement			(1,900,000,000)
Recognized Unamortized Prior Service Cost			(58,000,000)
Retiree Medical Plan, Plan Amendment Gain			1,900,000,000
Amortization period in years		8
Retiree Medical Plan, Net Gain Loss at Remeasurement			124,000,000
Recognized Unamortized Prior Service Cost - Retiree Medical			157,000,000
Retiree Medical Plan, Curtailment Gain Loss			$ (33,000,000)

Special Charges And Merger Related Expenses (Narrative) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Restructuring Cost and Reserve [Line Items]
Principal terms of new business, headcount reduced	10,500	10,500
Business Combination, Integration Related Costs	$ 16

Special Charges And Restructuring Activities (Special Charges And Restructuring Activities) (Detail) (USD $)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Restructuring Cost and Reserve [Line Items]
Remaining accrual, beginning	$ 196,000,000	$ 65,000,000	$ 86,000,000	$ 175,000,000
Special charges	12,000,000	385,000,000
Non-cash charges	(4,000,000)	(24,000,000)	(724,000,000)	0
Adjustments	0	(58,000,000)	743,000,000	3,000,000
Payments	(61,000,000)	(172,000,000)	(40,000,000)	(92,000,000)
Remaining accrual, ending	143,000,000	196,000,000	65,000,000	86,000,000
Facility Closing
Restructuring Cost and Reserve [Line Items]
Remaining accrual, beginning	4,000,000	16,000,000	27,000,000	20,000,000
Special charges	4,000,000	13,000,000
Non-cash charges	(4,000,000)	(13,000,000)	1,000,000	0
Adjustments	0	(11,000,000)	(8,000,000)	11,000,000
Payments	0	(1,000,000)	(4,000,000)	(4,000,000)
Remaining accrual, ending	4,000,000	4,000,000	16,000,000	27,000,000
Employee Charges
Restructuring Cost and Reserve [Line Items]
Remaining accrual, beginning	192,000,000	0	0	0
Special charges	8,000,000	361,000,000
Non-cash charges	0	0	0	0
Adjustments	0	0	0	0
Payments	(61,000,000)	(169,000,000)	0	0
Remaining accrual, ending	$ 139,000,000	$ 192,000,000	$ 0	$ 0

Financial Instruments And Risk Management (Narrative) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Derivative [Line Items]
Derivative, Nonmonetary Notional Amount	19,000,000		16,000,000
Derivative, Higher Remaining Maturity Range	18 months		12 months
Derivative Instruments, Gain (Loss) Recognized in Income, Net	$ 8	$ 29	$ (4)	$ (335)	$ (142)
Price Risk Cash Flow Hedge Derivative, at Fair Value	61		62	80
Derivative Instruments, Gain (Loss) Reclassification from Accumulated OCI to Income, Estimate of Time to Transfer	12 months		12 months
Derivative Instruments, Gain (Loss) Reclassification from Accumulated OCI to Income, Estimated Net Amount to be Transferred	1		15
Minimum R-squared percentage in fuel hedge contracts			80.00%
Minimum dollar offset correlation			80.00%
Maximum dollar offset correlation			125.00%
Collateral Already Posted, Aggregate Fair Value			$ 0.6

Financial Instruments And Risk Management (Effect Of Cash Flow Hedges On Financial Statements) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012	Dec. 31, 2011
Derivatives, Fair Value [Line Items]
Fuel derivative contracts, Fair Value			$ 0.6
Fuel derivative contracts, Fair Value	66	[1]	65	97
Fuel Derivative Contracts (asset)
Derivatives, Fair Value [Line Items]
Fuel derivative contracts, Fair Value	0		0
Fuel derivative contracts, Fair Value	66		65	97
Accrued Liabilities
Derivatives, Fair Value [Line Items]
Fuel derivative liability in accrued liabilities, Fair Value	$ 0		$ 0	$ 2

[1]	Unrealized gains or losses on short-term investments, restricted cash and short-term investments and derivatives qualifying for hedge accounting are recorded in Accumulated other comprehensive income (loss) at each measurement date.

Financial Instruments And Risk Management (Effect Of Derivative Instruments On Statements Of Operations) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended				12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Dec. 31, 2012		Dec. 31, 2011
Derivative Instruments, Gain (Loss) [Line Items]
Amount of Gain (Loss) Recognized in OCI on Derivative	$ 7	[1]	$ 3	[1]	$ (1)	[1]	$ 28	[1]
Amount of Gain (Loss) Reclassified from Accumulated OCI into Income	1	[2]	26	[2]	(3)	[2]	313	[2]
Gain (Loss) on Cash Flow Hedge Ineffectiveness, Net	$ (13)	[2]	$ 48	[2]	$ 12	[2]	$ 190	[2]
Location of Gain (Loss) Reclassified from Accumulated OCI into Income					Aircraft��Fuel	[2]
Location Of Gain (Loss) Recognized in Income on Derivative					Aircraft��Fuel	[1]

[1]	Ineffective portion of gain (loss)
[2]	Effective portion of gain (loss)

Earnings (Loss) Per Share (Computations Of Basic And Diluted Earnings (Loss) Per Share (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended									12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net earnings (loss) - numerator for basic earnings (loss) per share	$ (341)				$ (1,660)					$ (1,876)	$ (1,979)	$ (471)
Interest on senior convertible notes	0				0
Net earnings (loss) adjusted for interest on senior convertible notes	$ (341)				$ (1,660)
Denominator for basic earnings (loss) per share - weighted average shares	335				335					335	335	333
Senior convertible notes	0				0
Employee options and shares	0				0					0	0	0
Assumed treasury shares purchased	0				0					0	0	0
Diluted potential common shares	335				335					0	0	0
Denominator for diluted earnings (loss) per share-adjusted weighted-average shares	335				335					335	335	333
Basic earnings (loss) per share	$ (1.02)	$ 0.78	$ (0.71)	$ (0.72)	$ (4.95)	$ (3.27)	$ (0.48)	$ (0.85)	$ (1.31)	$ (5.6)	$ (5.91)	$ (1.41)
Diluted earnings (loss) per share	$ (1.02)	$ 0.69	$ (0.71)	$ (0.72)	$ (4.95)	$ (3.27)	$ (0.48)	$ (0.85)	$ (1.31)	$ (5.6)	$ (5.91)	$ (1.41)
Convertible notes, employee stock options and deferred stock because inclusion would be anti-dilutive	51				46					46	51	57
Employee stock options because the options' exercise prices were greater than the average market price of shares	22				24					23	20	12

Accumulated Other Comprehensive Income (Loss) (Change in Accumulated Other Comprehensive Income (Loss) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended
	Mar. 31, 2013	Dec. 31, 2011
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Beginning balance	$ (2,980)	$ (3,964)
Other comprehensive income (loss) before reclassifications	(16)
Amounts reclassified from accumulated other comprehensive income (loss)	(34)
Other comprehensive income (loss)	(50)
Ending balance	(3,030)	(3,964)
Pension And Retiree Medical Liability
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Beginning balance	(2,322)	(3,887)
Other comprehensive income (loss) before reclassifications	0
Amounts reclassified from accumulated other comprehensive income (loss)	(33)
Other comprehensive income (loss)	(33)
Ending balance	(2,355)	(3,887)
Accumulated Net Unrealized Investment Gain (Loss)
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Beginning balance	(1)	(4)
Other comprehensive income (loss) before reclassifications	(1)
Amounts reclassified from accumulated other comprehensive income (loss)	0
Other comprehensive income (loss)	(1)
Ending balance	(2)	(4)
Derivative Financial Instruments
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Beginning balance	15	30
Other comprehensive income (loss) before reclassifications	(15)
Amounts reclassified from accumulated other comprehensive income (loss)	(1)
Other comprehensive income (loss)	(16)
Ending balance	(1)	30
Income Tax Benefit Expense
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Beginning balance	(672)	(103)
Other comprehensive income (loss) before reclassifications	0
Amounts reclassified from accumulated other comprehensive income (loss)	0
Other comprehensive income (loss)	0
Ending balance	$ (672)	$ (103)

Accumulated Other Comprehensive Income (Loss) (Reclassifications Accumulated Other Comprehensive Income) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended
Mar. 31, 2013
Amounts reclassified from accumulated other comprehensive income (loss)	$ (34)
Prior Service Cost
Amounts reclassified from accumulated other comprehensive income (loss)	(54) [1]
Actuarial Loss
Amounts reclassified from accumulated other comprehensive income (loss)	21 [1]
Derivative Financial Instruments
Amounts reclassified from accumulated other comprehensive income (loss)	$ (1)

[1]	These accumulated other comprehensive income components are included in the computation of net periodic pension and retiree medical costs. See Note 8 to the Condensed Consolidated Financial Statements for additional details.

Merger Agreement (Narrative) (Detail) (USD $)	Mar. 31, 2013	Feb. 14, 2013
Merger Agreement [Line Items]
Merger - Portion of Shares to US Air Stakeholders	28.00%	28.00%
Merger - Portion of Shares to AMR Stakeholders	72.00%	72.00%
Merger - AMR Termination Fee	$ 135,000,000	$ 135,000,000
Merger - Termination Fee in Event of Breach	195,000,000	195,000,000
Merger - US Air Termination Fee	55,000,000	55,000,000
Merger - Claims Held by Claimholders in Support Agreement	$ 1,200,000,000	$ 1,200,000,000
Merger - Price per Share US Air Stock at Close	$ 10.4	$ 10.4
Merger - Discount on Conversion Price of New American Stock	3.50%	3.50%
Merger - Portion to Existing Stockholders	3.50%	3.50%
Merger - Portion to Labor Related Claimholders	23.60%	23.60%

Subsequent Events (Narrative) (Detail) (USD $)	Mar. 31, 2013	Feb. 14, 2013	Mar. 31, 2013 Refinancing Eetc	Dec. 31, 2012 Refinancing Eetc	Jan. 24, 2013 New Eetc [Member]	Jan. 23, 2013 Capacity Purchase Arrangements [Member]	Mar. 31, 2013 Capacity Purchase Arrangements [Member]	Dec. 31, 2012 Capacity Purchase Arrangements [Member]	Mar. 31, 2013 Purchase Commitment	Dec. 31, 2012 Purchase Commitment	Jan. 23, 2013 Purchase Commitment American Jet Aircraft And Engines [Member]	Jan. 23, 2013 Boeing Seven Eight Seven Eight For Boeing Seven Eight Seven Nine [Member]	Jan. 23, 2013 Boeing Seven Three Seven Family	Jan. 23, 2013 Boeing Seven Seven Seven Family [Member]	Jan. 23, 2013 Boeing Seven Eight Seven Family	Jan. 23, 2013 Boeing Seven Three Seven Max Aircraft	Jan. 23, 2013 Embraer One Seven Five [Member]	Jan. 23, 2013 Embraer One Seven Five [Member] Minimum [Member]	Jan. 23, 2013 Embraer One Seven Five [Member] Maximum [Member]	Mar. 31, 2013 Boeing Seven Three Seven Eight Two Three Refinancing Eetc	Dec. 31, 2012 Boeing Seven Three Seven Eight Two Three Refinancing Eetc	Jan. 24, 2013 Boeing Seven Three Seven Eight Two Three New Eetc [Member]	Mar. 31, 2013 Boeing Seven Five Seven Two Two Three Refinancing Eetc	Dec. 31, 2012 Boeing Seven Five Seven Two Two Three Refinancing Eetc	Mar. 31, 2013 Boeing Seven Six Seven Three Two Three E R [Member] Refinancing Eetc	Dec. 31, 2012 Boeing Seven Six Seven Three Two Three E R [Member] Refinancing Eetc	Mar. 31, 2013 Boeing Seven Seven Seven Two Two Three E R Refinancing Eetc	Dec. 31, 2012 Boeing Seven Seven Seven Two Two Three E R Refinancing Eetc	Jan. 24, 2013 Boeing Seven Seven Seven Two Two Three E R New Eetc [Member]	Jan. 24, 2013 Boeing 777-300ER Aircraft New Eetc [Member]	Jun. 30, 2013 Subsequent Event
JFK General Unsecured Claims																															$ 171,000,000
JFK General Unsecured Claims - Previously Accrued																															124,000,000
Restructured Aircraft Purchase Agreement Aircraft Substitution												20
Option to Purchase Aircraft													40	13	58	60
Aircraft to be acquired																100
Unrecorded Unconditional Purchase Obligation, Due Within One Year						353,000,000	257,000,000	249,000,000	1,600,000,000	2,100,000,000	2,300,000,000
Unrecorded Unconditional Purchase Obligation, Due within Two Years						589,000,000	521,000,000	188,000,000	1,900,000,000	1,000,000,000	1,500,000,000
Unrecorded Unconditional Purchase Obligation, Due within Three Years						739,000,000	670,000,000	179,000,000	1,700,000,000	314,000,000	1,700,000,000
Unrecorded Unconditional Purchase Obligation, Due within Four Years						736,000,000	676,000,000	170,000,000	2,100,000,000	355,000,000	2,100,000,000
Unrecorded Unconditional Purchase Obligation, Due within Five Years						580,000,000	520,000,000	11,000,000	2,100,000,000	745,000,000	2,100,000,000
Unrecorded Unconditional Purchase Obligation, Due after Five Years						4,800,000,000	4,400,000,000	0	12,600,000,000	6,600,000,000	12,800,000,000
Term of Unrecorded Unconditional Purchase Obligation						12
Aircraft to be acquired by Republic Airlines																	53
First Class Seats																	12
Main Cabin Seats																	64
Aircraft phased into operation each month																		2	3
Amount of Refinancing EETC to be offered pursuant to Rule 144A			1,500,000,000	1,500,000,000
Number of Aircraft to be Collateralized																				41	41	8	14	14	1	1	19	19	1	4
Merger - Portion of Shares to US Air Stakeholders	28.00%	28.00%
Amount of New EETC to be offered pursuant to Rule 144A					750,000,000
Merger - Portion of Shares to AMR Stakeholders	72.00%	72.00%
Merger - AMR Termination Fee	135,000,000	135,000,000
Merger - US Air Termination Fee	55,000,000	55,000,000
Merger - Termination Fee in Event of Breach	195,000,000	195,000,000
Merger - Claims Held by Claimholders in Support Agreement	$ 1,200,000,000	$ 1,200,000,000
Merger - Price per Share US Air Stock at Close	$ 10.4	$ 10.4
Merger - Discount on Conversion Price of New American Stock	3.50%	3.50%
Merger - Portion to Existing Stockholders	3.50%	3.50%
Merger - Portion to Labor Related Claimholders	23.60%	23.60%

Summary Of Accounting Policies (Narrative) (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013
Property, Plant and Equipment [Line Items]
Airport operating and gate lease rights, amortized life (in years)	25 years
Airport operating and gate lease rights, residual value	$ 0
Unrecognized revenue	4,524,000,000	4,223,000,000		5,180,000,000
Advertising expense	153,000,000	186,000,000	165,000,000
Aadvantage Miles [Member]
Property, Plant and Equipment [Line Items]
Deferred amortization period of revenue for air transportation sold at fair value (in months)	28
Unrecognized revenue	$ 1,700,000,000	$ 1,600,000,000
Maximum [Member]
Property, Plant and Equipment [Line Items]
Residual value percentage of equipment and properties	10.00%
Maximum [Member] | Aircraft [Member]
Property, Plant and Equipment [Line Items]
Amortized period of equipment and property under capital leases, in years	25
Maximum [Member] | Other Leased Equipment And Property [Member]
Property, Plant and Equipment [Line Items]
Amortized period of equipment and property under capital leases, in years	40
Minimum [Member]
Property, Plant and Equipment [Line Items]
Residual value percentage of equipment and properties	5.00%
Minimum [Member] | Aircraft [Member]
Property, Plant and Equipment [Line Items]
Amortized period of equipment and property under capital leases, in years	6
Minimum [Member] | Other Leased Equipment And Property [Member]
Property, Plant and Equipment [Line Items]
Amortized period of equipment and property under capital leases, in years	7

Summary Of Accounting Policies (Schedule Of Depreciable Lives Used For Principal Depreciable Asset Classifications) (Detail)	12 Months Ended
Dec. 31, 2012
American Jet Aircraft And Engines [Member] | Minimum [Member]
Property, Plant and Equipment [Line Items]
Depreciable Life (in years)	20 years
American Jet Aircraft And Engines [Member] | Maximum [Member]
Property, Plant and Equipment [Line Items]
Depreciable Life (in years)	30 years
Other Regional Aircraft And Engines [Member] | Minimum [Member]
Property, Plant and Equipment [Line Items]
Depreciable Life (in years)	16 years
Other Regional Aircraft And Engines [Member] | Maximum [Member]
Property, Plant and Equipment [Line Items]
Depreciable Life (in years)	20 years
Major Rotable Parts, Avionics And Assemblies [Member] | Minimum [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Estimated Useful Lives	Life of equipment to which applicable
Leasehold Improvements [Member] | Maximum [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Estimated Useful Lives	Lesser of remaining lease term or expected useful life
Building and Building Improvements [Member] | Minimum [Member]
Property, Plant and Equipment [Line Items]
Depreciable Life (in years)	5 years
Building and Building Improvements [Member] | Maximum [Member]
Property, Plant and Equipment [Line Items]
Depreciable Life (in years)	30 years
Furniture and Fixtures [Member] | Minimum [Member]
Property, Plant and Equipment [Line Items]
Depreciable Life (in years)	3 years
Furniture and Fixtures [Member] | Maximum [Member]
Property, Plant and Equipment [Line Items]
Depreciable Life (in years)	10 years
Software [Member] | Minimum [Member]
Property, Plant and Equipment [Line Items]
Depreciable Life (in years)	5 years
Software [Member] | Maximum [Member]
Property, Plant and Equipment [Line Items]
Depreciable Life (in years)	10 years

Special Charges and Restructuring Activities (Narrative) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2011
Restructuring Cost and Reserve [Line Items]
Principal Term Of New Business Plan, Headcount Reduction	10,500		10,500
Restructuring Reserve, Period Expense	$ (12)		$ (385)
Impairment charge		725		713
Insurance proceeds from partial settlement of claims				576
Other assets		2,785	3,036	2,785
Other liabilities and deferred credits		10,784	8,471	10,784
Catastrophic Liability [Member]
Restructuring Cost and Reserve [Line Items]
Other assets			1,100
Other liabilities and deferred credits			1,100
Employee Charges
Restructuring Cost and Reserve [Line Items]
Restructuring Reserve, Period Expense	$ (8)		$ (361)

Special Charges And Restructuring Activities (Components Of Company's Special Charges) (Detail) (USD $)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Restructuring Reserve [Roll Forward]
Remaining accrual, beginning	$ 196,000,000	$ 65,000,000	$ 86,000,000	$ 175,000,000
Restructuring Reserve, Period Expense	12,000,000	385,000,000
Non-cash charges	(4,000,000)	(24,000,000)	(724,000,000)	0
Adjustments	0	(58,000,000)	743,000,000	3,000,000
Payments	(61,000,000)	(172,000,000)	(40,000,000)	(92,000,000)
Remaining accrual, ending	143,000,000	196,000,000	65,000,000	86,000,000
Aircraft Charges [Member]
Restructuring Reserve [Roll Forward]
Remaining accrual, beginning		49,000,000	59,000,000	155,000,000
Restructuring Reserve, Period Expense		11,000,000
Non-cash charges		(11,000,000)	(725,000,000)	0
Adjustments		(47,000,000)	751,000,000	(8,000,000)
Payments		(2,000,000)	(36,000,000)	(88,000,000)
Remaining accrual, ending		0	49,000,000	59,000,000
Facility Closing
Restructuring Reserve [Roll Forward]
Remaining accrual, beginning	4,000,000	16,000,000	27,000,000	20,000,000
Restructuring Reserve, Period Expense	4,000,000	13,000,000
Non-cash charges	(4,000,000)	(13,000,000)	1,000,000	0
Adjustments	0	(11,000,000)	(8,000,000)	11,000,000
Payments	0	(1,000,000)	(4,000,000)	(4,000,000)
Remaining accrual, ending	4,000,000	4,000,000	16,000,000	27,000,000
Employee Charges
Restructuring Reserve [Roll Forward]
Remaining accrual, beginning	192,000,000	0	0	0
Restructuring Reserve, Period Expense	8,000,000	361,000,000
Non-cash charges	0	0	0	0
Adjustments	0	0	0	0
Payments	(61,000,000)	(169,000,000)	0	0
Remaining accrual, ending	$ 139,000,000	$ 192,000,000	$ 0	$ 0

Investments And Fair Value Measurements (Short-Term Investments) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Schedule of Investments [Line Items]
Short-term investments	$ 3,638	$ 3,412	$ 3,718
Overnight Investments, Time Deposits And Repurchase Agreements [Member]
Schedule of Investments [Line Items]
Short-term investments		308	131
Corporate And Bank Notes [Member]
Schedule of Investments [Line Items]
Short-term investments		2,121	1,808
U.S. Government Agency Mortgages [Member]
Schedule of Investments [Line Items]
Short-term investments		545	502
U.S. Government Agency Notes [Member]
Schedule of Investments [Line Items]
Short-term investments			0
Commingled Funds [Member]
Schedule of Investments [Line Items]
Short-term investments		435	1,274
Other [Member]
Schedule of Investments [Line Items]
Short-term investments		$ 3	$ 3

Investments And Fair Value Measurements (Short-Term Investments By Contractual Maturity) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Schedule of Investments [Line Items]
Short-term investments	$ 3,638	$ 3,412	$ 3,718
Due In One Year Or Less [Member]
Schedule of Investments [Line Items]
Short-term investments		2,262
Due Between One Year And Three Years [Member]
Schedule of Investments [Line Items]
Short-term investments		605
Due After Three Years [Member]
Schedule of Investments [Line Items]
Short-term investments		$ 545

Leases (Future Minimum Lease Payments Under Capital and Operating Leases) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012
Lease Payments Type [Line Items]
Capital Leases, Future Minimum Payments Due, Current		$ 82
Capital Leases, Future Minimum Due in Two Years		69
Capital Leases, Future Minimum Due in Three Years		63
Capital Leases, Future Minimum Due in Four Years		56
Capital Leases, Future Minimum Due in Five Years		52
Capital Leases, Future Minimum Payments Due Thereafter		360
Future minimum lease payment under Capital leases - Total		682
Less amount representing interest		251
Present value of net minimum lease payments		431	[1]
Operating Leases, Future Minimum Payments Due, Current	854	1,033
Operating Leases, Future Minimum Payments, Due in Two Years	1,000	962
Operating Leases, Future Minimum Payments, Due in Three Years	978	892
Operating Leases, Future Minimum Payments, Due in Four Years	901	816
Operating Leases, Future Minimum Payments, Due in Five Years	861	777
Operating Leases, Future Minimum Payments, Due Thereafter	5,100	4,531
Future minimum lease payment under Operating Leases - Total		$ 9,011	[2]

[1]	As of December 31, 2012, included in Liabilities Subject to Compromise on the accompanying consolidated balance sheet is approximately $19 million relating to ground capital leases.
[2]	As of December 31, 2012, $201 million and $160 million are included on the accompanying balance sheet in Liabilities Subject to Compromise and Accrued liabilities and other liabilities and deferred credits, respectively, relating to rent expense being recorded in advance of future operating lease payments.

Leases (Future Minimum Lease Payments Under Capital and Operating Leases) (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012
Lease Payments Type [Line Items]
Capital Leases, Future Minimum Payments, Present Value of Net Minimum Payments		$ 431	[1]
Liabilities Subject To Compromise
Lease Payments Type [Line Items]
Capital Leases, Future Minimum Payments, Present Value of Net Minimum Payments		19
Deferred Rent Credit	201	201
Accrued Liabilities And Other Liabilities And Deferred Credits
Lease Payments Type [Line Items]
Deferred Rent Credit	$ 163	$ 160

[1]	As of December 31, 2012, included in Liabilities Subject to Compromise on the accompanying consolidated balance sheet is approximately $19 million relating to ground capital leases.

Leases (Narrative) (Detail) (USD $)	12 Months Ended				12 Months Ended		12 Months Ended					3 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013	Dec. 31, 2012 Revenue Bonds [Member]	Dec. 31, 2012 Containing Mandatory Tender Provisions [Member] Revenue Bonds [Member]	Dec. 31, 2012 Boeing 737-800 NG Aircraft [Member]	Dec. 31, 2010 Boeing 737-800 NG Aircraft [Member]	Dec. 31, 2012 Boeing 777-300ER Aircraft	Dec. 31, 2012 Jet Aircraft [Member]	Dec. 31, 2012 Turboprop Aircraft [Member]	Mar. 31, 2011 Aircraft And Gates [Member]
Operating Leased Assets [Line Items]
Number of Aircraft Included in Sale-Leaseback Arrangement							26		1
Number of aircrafts deliveries under sale leaseback transactions							30	36	2
Non Recurring Charges Under Sale Leaseback Transaction												$ 31,000,000
Number of aircraft committed to operating leases										215	9
Number of aircraft committed to capital leases										33
Special Facility Revenue Bond Claims Expected to Be Treated as General Unsecured Claims	1,100,000,000
Operating Leases, Future Minimum Payments, Due in Two Years	962,000,000			1,000,000,000		112,000,000
Special facility revenue bonds					486,000,000
Operating lease future payments to repurchase bonds					822,000,000
Operating Leases, rent expense	1,400,000,000	1,600,000,000	1,500,000,000
Number of aircraft operating leased under trusts	19
Operating leases future minimum payments due leased under trusts	$ 98,000,000

Financial Instruments And Risk Management (Summary Of Carrying Value And Estimated Fair Values Of Long-Term Debt) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Classified As Subject To Compromise
Debt Instrument [Line Items]
Carrying Value	$ 1,198	$ 1,198	$ 2,482
Fair Value	1,138	885	1,341
Classified As Subject To Compromise | Secured Variable And Fixed Rate Indebtedness Due Through 2023
Debt Instrument [Line Items]
Carrying Value	172	172	1,456
Fair Value	148	154	1,123
Classified As Subject To Compromise | Enhanced Equipment Trust Certificates Due Through 2021
Debt Instrument [Line Items]
Carrying Value	0	0	0
Fair Value	0	0	0
Classified As Subject To Compromise | 6.00% - 8.50% Special Facility Revenue Bonds Due Through 2036
Debt Instrument [Line Items]
Carrying Value	186	186	186
Fair Value	194	186	37
Classified As Subject To Compromise | 7.50% Senior Secured Notes Due 2016
Debt Instrument [Line Items]
Carrying Value	0	0	0
Fair Value	0	0	0
Classified As Subject To Compromise | Advantage Miles Advance Purchase
Debt Instrument [Line Items]
Carrying Value	0	0	0
Fair Value	0	0	0
Classified As Subject To Compromise | 6.25% Senior Convertible Notes [Member]
Debt Instrument [Line Items]
Carrying Value		460	460
Fair Value		400	101
Classified As Subject To Compromise | 9.00% - 10.20% Debentures Due Through 2021
Debt Instrument [Line Items]
Carrying Value	214	214	214
Fair Value	238	112	46
Classified As Subject To Compromise | 7.88% - 10.55% Notes Due Through 2039
Debt Instrument [Line Items]
Carrying Value	166	166	166
Fair Value	49	33	34
Not Classified As Subject To Compromise
Debt Instrument [Line Items]
Carrying Value	7,902	8,123	8,220
Fair Value	8,171	8,115	7,417
Not Classified As Subject To Compromise | Secured Variable And Fixed Rate Indebtedness Due Through 2023
Debt Instrument [Line Items]
Carrying Value	3,004	3,297	2,952
Fair Value	2,883	3,143	2,647
Not Classified As Subject To Compromise | Enhanced Equipment Trust Certificates Due Through 2021
Debt Instrument [Line Items]
Carrying Value	1,851	1,741	1,942
Fair Value	1,946	1,811	1,927
Not Classified As Subject To Compromise | 6.00% - 8.50% Special Facility Revenue Bonds Due Through 2036
Debt Instrument [Line Items]
Carrying Value	1,314	1,313	1,436
Fair Value	1,453	1,308	1,230
Not Classified As Subject To Compromise | 7.50% Senior Secured Notes Due 2016
Debt Instrument [Line Items]
Carrying Value	1,000	1,000	1,000
Fair Value	1,150	1,074	711
Not Classified As Subject To Compromise | Advantage Miles Advance Purchase
Debt Instrument [Line Items]
Carrying Value	733	772	890
Fair Value	739	779	902
Not Classified As Subject To Compromise | 6.25% Senior Convertible Notes [Member]
Debt Instrument [Line Items]
Carrying Value		0	0
Fair Value		0	0
Not Classified As Subject To Compromise | 9.00% - 10.20% Debentures Due Through 2021
Debt Instrument [Line Items]
Carrying Value	0	0	0
Fair Value	0	0	0
Not Classified As Subject To Compromise | 7.88% - 10.55% Notes Due Through 2039
Debt Instrument [Line Items]
Carrying Value	0	0	0
Fair Value	$ 0	$ 0	$ 0

Income Taxes (Components Of Income Tax Provision (Benefit)) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current		$ 0	$ (25)	$ (5)
Deferred		(569)	25	(30)
Income tax benefit	$ (22)	$ (569)	$ 0	$ (35)

Income Taxes (Computation Of Income Tax Expense (Benefit)) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statutory income tax provision expense/(benefit)		$ (857)	$ (691)	$ (177)
State income tax expense/(benefit), net of federal tax effect		(32)	(37)	(1)
Meal expense		7	8	7
Bankruptcy administration expenses		26	0	0
Change in valuation allowance		839	705	121
Tax benefit resulting from OCI allocation		(569)	0	0
Income Tax Reconciliation, Other Adjustments		17	15	15
Income tax benefit	$ (22)	$ (569)	$ 0	$ (35)

Income Taxes (Deferred Tax Assets And Liabilities) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Postretirement benefits other than pensions		$ 440	$ 1,074
Rent expense		127	325
Alternative minimum tax credit carryforwards		367	367
Operating loss carryforwards		2,256	2,389
Pensions		2,455	2,341
Frequent flyer obligation		657	681
Gains from lease transactions		6	28
Reorganization items		864	0
Other		754	681
Total deferred tax assets		7,926	7,886
Valuation allowance	(4,500)	(4,411)	(4,148)
Net deferred tax assets		3,515	3,738
Accelerated depreciation and amortization		(3,318)	(3,543)
Other		(197)	(195)
Total deferred tax liabilities		(3,515)	(3,738)
Net deferred tax asset		$ 0	$ 0

Income Taxes (Reconciliation Of Unrecognized Tax Benefit) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Unrecognized Tax Benefit at January 1	$ 6	$ 6
No Activity	0	0
Unrecognized Tax Benefit at December 31	$ 6	$ 6

Share Based Compensation (Narrative) (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total charge for share-based compensation expense	$ 29,000,000	$ 40,000,000	$ 53,000,000
Cash used to settle equity instruments granted under share-based compensation plans	0	2,000,000	2,000,000
Aggregate intrinsic value of vested options/SARs	0
Employee Service Share-based Compensation, Cash Received from Exercise of Stock Options		1,000,000	1,000,000
Employee Service Share-based Compensation, Tax Benefit Realized from Exercise of Stock Options	0
Performance Award [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Unrecognized compensation cost	2,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number	6,144,000	6,341,695
Weighted-average grant date fair value of share		$ 6.58	$ 7.01
Deferred Compensation Arrangement with Individual, Requisite Service Period	36
Aggregate Intrinsic Value - Outstanding at December 31	4,915,200
Weighted Average Remaining Contractual Term - Outstanding at December 31 (in years)	2 months 12 days
Performance Award [Member] | Maximum [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Relative stock price performance range	175.00%
Performance Award [Member] | Minimum [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Relative stock price performance range	0.00%
Deferred Award [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Weighted-average grant date fair value of options/SARs granted		$ 6.29	$ 7.05
Unrecognized compensation cost	6,000,000
Term of unrecognized compensation cost expected to be recognized (in years)	2 years 3 months 18 days
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number	6,765,057	7,271,021
Deferred Compensation Arrangement with Individual, Requisite Service Period	36 months
Fair value of awards settled for deferred awards		1,000,000	3,000,000
Aggregate Intrinsic Value - Outstanding at December 31	5,412,045
Weighted Average Remaining Contractual Term - Outstanding at December 31 (in years)	10 months 24 days
Other Award [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Unrecognized compensation cost	1,000,000
Term of unrecognized compensation cost expected to be recognized (in years)	1 year 3 months 18 days
Fair value of awards settled for deferred awards	0	2,000,000	2,000,000
Aggregate Intrinsic Value - Outstanding at December 31	2,000,000
Weighted Average Remaining Contractual Term - Outstanding at December 31 (in years)	1 year 3 months 18 days
1998 Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number for common shares authorized for distribution	23,700,000
2009 Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number for common shares authorized for distribution	4,000,000
2003 Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number for common shares authorized for distribution	42,680,000
Ltip Plans And 2003 Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Weighted-average grant date fair value of options/SARs granted		$ 3.59	$ 3.97
Total intrinsic value of options/SARs			1,000,000
Unrecognized compensation cost	6,000,000
Term of unrecognized compensation cost expected to be recognized (in years)	2 years 6 months
Fair value of stock options/SARs vested	5,000,000	7,000,000	11,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number	4,658,406	7,468,019
Weighted-average grant date fair value of share	$ 0
Ltip Plans And 2003 Plan [Member] | Maximum [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total intrinsic value of options/SARs		$ 1,000,000

Share Based Compensation (Stock Based Compensation Awards, Expected Fair Value Assumptions) (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected volatility, minimum	0.00%	73.50%	74.40%
Expected volatility, maximum	0.00%	75.40%	75.90%
Expected term (in years)	0 years	4 years	4 years
Risk-free rate, minimum	0.00%	0.90%	1.18%
Risk-free rate, maximum	0.00%	2.11%	2.58%
Annual forfeiture rate	0.00%	10.00%	10.00%

Share Based Compensation (Schedule Of Stock Options/SARs Activity) (Detail) (USD $)	12 Months Ended
Dec. 31, 2012
Long-Term Incentive Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Options/SARs - Outstanding at January 1	13,809,841
Options/SARs - Granted	0
Options/SARs - Exercised	0
Options/SARs - Forfeited or Expired	(2,539,779)
Options/SARs - Outstanding at December 31	11,270,062
Options/SARs - Exercisable at December 31	6,611,656
Options/SARs - Weighted Average Remaining Contractual Term of Options Outstanding (in years)	6 years 3 months 18 days
Options/SARs - Aggregate Intrinsic Value of Options Outstanding	$ 0
Weighted Average Exercise Price - Outstanding at January 1	$ 10.31
Weighted Average Exercise Price - Granted	$ 0
Weighted Average Exercise Price - Exercised	$ 0
Weighted Average Exercise Price - Forfeited or Expired	$ 17.22
Weighted Average Exercise Price - Outstanding at December 31	$ 8.75
Weighted Average Exercise Price - Exercisable at December 31	$ 10.44
2003 Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Options/SARs - Outstanding at January 1	13,082,905
Options/SARs - Granted	0
Options/SARs - Exercised	0
Options/SARs - Forfeited or Expired	(403,549)
Options/SARs - Outstanding at December 31	12,679,356
Options/SARs - Exercisable at December 31	12,679,356
Options/SARs - Weighted Average Remaining Contractual Term of Options Outstanding (in years)	4 months 24 days
Options/SARs - Aggregate Intrinsic Value of Options Outstanding	$ 0
Weighted Average Exercise Price - Outstanding at January 1	$ 5.66
Weighted Average Exercise Price - Granted	$ 0
Weighted Average Exercise Price - Exercised	$ 0
Weighted Average Exercise Price - Forfeited or Expired	$ 9.02
Weighted Average Exercise Price - Outstanding at December 31	$ 5.55
Weighted Average Exercise Price - Exercisable at December 31	$ 5.55

Share Based Compensation (Status And Changes Of Non-Vested Options/SARs) (Detail) (Ltip Plans And 2003 Plan [Member], USD $)	12 Months Ended
Dec. 31, 2012
Ltip Plans And 2003 Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Outstanding at January 1	7,468,019
Granted	0
Vested	(2,022,036)
Forfeited	(787,577)
Outstanding at December 31	4,658,406
Weighted Average Grant Date Fair Value - Outstanding at January 1	$ 3.59
Weighted Average Grant Date Fair Value - Granted	$ 0
Weighted Average Grant Date Fair Value - Vested	$ 3.89
Weighted Average Grant Date Fair Value - Forfeited	$ 3.54
Weighted Average Grant Date Fair Value - Outstanding at December 31	$ 3.47

Share Based Compensation (Schedule Of Stock-Based Activities) (Detail) (USD $)	12 Months Ended
Dec. 31, 2012
Performance Award [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Outstanding at January 1	6,341,695
Granted	0
Settled	0
Forfeited or Expired	(197,695)
Outstanding at December 31	6,144,000
Weighted Average Remaining Contractual Term - Outstanding at December 31 (in years)	2 months 12 days
Aggregate Intrinsic Value - Outstanding at December 31	$ 4,915,200
Deferred Award [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Outstanding at January 1	7,271,021
Granted	0
Settled	(24,840)
Forfeited or Expired	(481,124)
Outstanding at December 31	6,765,057
Weighted Average Remaining Contractual Term - Outstanding at December 31 (in years)	10 months 24 days
Aggregate Intrinsic Value - Outstanding at December 31	$ 5,412,045

Retirement Benefits (Schedule Of Changes In Pension, Retiree Medical, Other Benefit Obligations And Fair Value Assets) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Employer contributions	$ 33		$ 272
Pension Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Obligation at January 1	15,895	14,568	14,568	12,968
Service cost	1	104	341	386	366
Interest cost	163	191	729	757	737
Actuarial (gain) loss			2,345	1,237
Plan amendments			301	0
Curtailments			(1,841)	0
Benefit payments			(548)	(780)
Obligation at December 31			15,895	14,568	12,968
Fair Value at beginning of period	9,065	8,132	8,132	7,773
Actual return on plan assets			1,204	614
Employer contributions			277	525
Fair Value at December 31			9,065	8,132	7,773
Funded status at December 31			(6,830)	(6,436)
Other Postretirement Benefit Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Obligation at January 1	1,412	3,122	3,122	3,097
Service cost	0	15	46	61	60
Interest cost	13	38	128	174	165
Actuarial (gain) loss			104	(63)
Plan amendments			(1,904)	(3)
Curtailments			33	0
Benefit payments			(117)	(144)
Obligation at December 31			1,412	3,122	3,097
Fair Value at beginning of period	211	205	205	234
Actual return on plan assets			26	(6)
Employer contributions			97	121
Fair Value at December 31			211	205	234
Funded status at December 31			$ (1,201)	$ (2,917)

Retirement Benefits (Schedule Of Amounts Recognized In Consolidated Balance Sheets) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Defined Benefit Plan Disclosure [Line Items]
Noncurrent liability	$ 6,730	$ 6,780	$ 9,204
Pension Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Current liability		21	2
Noncurrent liability		6,809	6,434
Amounts recognized in the consolidated balance sheets		6,830	6,436
Other Postretirement Benefit Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Current liability		0	147
Noncurrent liability		1,201	2,770
Amounts recognized in the consolidated balance sheets		$ 1,201	$ 2,917

Retirement Benefits (Schedule Of Amounts Recognized In Other Comprehensive Loss) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Pension Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Net actuarial loss (gain)	$ 3,943	$ 4,179
Prior service cost (credit)	301	68
Amounts recognized in other comprehensive loss	4,244	4,247
Other Postretirement Benefit Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Net actuarial loss (gain)	(78)	(181)
Prior service cost (credit)	(1,844)	(179)
Amounts recognized in other comprehensive loss	$ (1,922)	$ (360)

Retirement Benefits (Schedule Of Accumulated Benefit Obligations Exceeding Fair Value Of Plan Assets) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pension Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligation (PBO)	$ 15,895	$ 14,568
Accumulated benefit obligation (ABO)	15,866	12,935
Defined Benefit Plan, Benefit Obligation	15,895	14,568	12,968
Fair value of plan assets	9,065	8,132	7,773
ABO less fair value of plan assets	6,801	4,803
Other Postretirement Benefit Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligation (PBO)	0	0
Accumulated benefit obligation (ABO)	0	0
Defined Benefit Plan, Benefit Obligation	1,412	3,122	3,097
Fair value of plan assets	211	205	234
ABO less fair value of plan assets	$ 0	$ 0

Retirement Benefits (Schedule Of Assumption Used Calculating Benefit Obligation) (Detail)	3 Months Ended	9 Months Ended	12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
Defined Benefit Plan Disclosure [Line Items]
Weighted-average assumptions used to determine net periodic benefit cost, Expected return on plan assets			8.00%
Pension Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Weighted-average assumptions used to determine benefit obligations, Discount rate	4.20%		4.20%	5.20%
Weighted-average assumptions used to determine benefit obligations, Salary scale (ultimate)	0.00%		0.00%	3.78%
Weighted-average assumptions used to determine net periodic benefit cost, Discount rate	4.10%	5.20%		5.80%
Weighted-average assumptions used to determine net periodic benefit cost, Salary scale (ultimate)	0.00%	3.78%		3.78%
Weighted-average assumptions used to determine net periodic benefit cost, Expected return on plan assets			8.25%	8.50%
Other Postretirement Benefit Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Weighted-average assumptions used to determine benefit obligations, Discount rate	3.80%		3.80%	4.89%
Weighted-average assumptions used to determine net periodic benefit cost, Discount rate	3.80%	4.89%		5.69%
Weighted-average assumptions used to determine net periodic benefit cost, Expected return on plan assets			8.25%	8.50%

Retirement Benefits (Summary Of Target Assets Allocation) (Detail)	12 Months Ended
Dec. 31, 2012
Other Credit Derivatives [Member]
Defined Benefit Plan Disclosure [Line Items]
Percentage of target assets allocation, Debt - minimum	0.00%
Percentage of target assets allocation, Debt - maximum	5.00%
Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Percentage of target assets allocation, Debt - minimum	0.00%
Percentage of target assets allocation, Debt - maximum	5.00%
Fixed Income [Member]
Defined Benefit Plan Disclosure [Line Items]
Percentage of target assets allocation, Debt - minimum	30.00%
Percentage of target assets allocation, Debt - maximum	40.00%
U.S. Long Duration
Defined Benefit Plan Disclosure [Line Items]
Percentage of target assets allocation, Debt - minimum	30.00%
Percentage of target assets allocation, Debt - maximum	40.00%
Equity [Member]
Defined Benefit Plan Disclosure [Line Items]
Percentage of target assets allocation, Debt - minimum	60.00%
Percentage of target assets allocation, Debt - maximum	70.00%
U.S. Value
Defined Benefit Plan Disclosure [Line Items]
Percentage of target assets allocation, Debt - minimum	18.00%
Percentage of target assets allocation, Debt - maximum	33.00%
International Value
Defined Benefit Plan Disclosure [Line Items]
Percentage of target assets allocation, Debt - minimum	14.00%
Percentage of target assets allocation, Debt - maximum	24.00%
Emerging Markets [Member]
Defined Benefit Plan Disclosure [Line Items]
Percentage of target assets allocation, Debt - minimum	5.00%
Percentage of target assets allocation, Debt - maximum	11.00%
Alternative Investment [Member]
Defined Benefit Plan Disclosure [Line Items]
Percentage of target assets allocation, Debt - minimum	0.00%
Percentage of target assets allocation, Debt - maximum	18.00%

Retirement Benefits (Schedule Of Fair Values Of Pension Plan Assets By Asset Category) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended																																12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Corporate Debt With Standard And Poors Rating Lower Than [Member]	Dec. 31, 2011 Corporate Debt With Standard And Poors Rating Lower Than [Member]	Dec. 31, 2012 Corporate Debt With Standard And Poors Rating Or Higher [Member]	Dec. 31, 2011 Corporate Debt With Standard And Poors Rating Or Higher [Member]	Dec. 31, 2012 U.S. Companies [Member]	Dec. 31, 2011 U.S. Companies [Member]	Dec. 31, 2012 International Companies [Member]	Dec. 31, 2011 International Companies [Member]	Dec. 31, 2012 Emerging Market Companies [Member]	Dec. 31, 2011 Emerging Market Companies [Member]	Dec. 31, 2012 Domestic Government Securities [Member]	Dec. 31, 2011 Domestic Government Securities [Member]	Dec. 31, 2012 Emerging Market Government Securities [Member]	Dec. 31, 2011 Emerging Market Government Securities [Member]	Dec. 31, 2012 U S Buyout Opportunities [Member]	Dec. 31, 2011 U S Buyout Opportunities [Member]	Dec. 31, 2012 European Buyout Opportunities [Member]	Dec. 31, 2011 European Buyout Opportunities [Member]	Dec. 31, 2012 Emerging Market One Zero Three To One One Two Investment Trust [Member]	Dec. 31, 2011 Emerging Market One Zero Three To One One Two Investment Trust [Member]	Dec. 31, 2012 Canadian Segregated Balanced Value [Member]	Dec. 31, 2011 Canadian Segregated Balanced Value [Member]	Dec. 31, 2012 Common Or Collective Trust [Member]	Dec. 31, 2011 Common Or Collective Trust [Member]	Dec. 31, 2012 Private Equity Funds [Member]	Dec. 31, 2011 Private Equity Funds [Member]	Dec. 31, 2010 Private Equity Funds [Member]	Dec. 31, 2012 Insurance Group Annuity Contracts [Member]	Dec. 31, 2011 Insurance Group Annuity Contracts [Member]	Dec. 31, 2010 Insurance Group Annuity Contracts [Member]	Dec. 31, 2012 Minimum [Member] Private Equity Funds [Member]	Dec. 31, 2011 Minimum [Member] Private Equity Funds [Member]	Dec. 31, 2012 Maximum [Member] Private Equity Funds [Member]	Dec. 31, 2011 Maximum [Member] Private Equity Funds [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit	Dec. 31, 2011 Pension Plans, Defined Benefit	Dec. 31, 2010 Pension Plans, Defined Benefit	Dec. 31, 2012 Pension Plans, Defined Benefit Cash and Cash Equivalents [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Cash and Cash Equivalents [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit International Markets [Member]		Dec. 31, 2011 Pension Plans, Defined Benefit International Markets [Member]		Dec. 31, 2012 Pension Plans, Defined Benefit Large Cap Companies [Member]		Dec. 31, 2011 Pension Plans, Defined Benefit Large Cap Companies [Member]		Dec. 31, 2012 Pension Plans, Defined Benefit Mid Cap Companies [Member]		Dec. 31, 2011 Pension Plans, Defined Benefit Mid Cap Companies [Member]		Dec. 31, 2012 Pension Plans, Defined Benefit Small Cap Companies [Member]		Dec. 31, 2011 Pension Plans, Defined Benefit Small Cap Companies [Member]		Dec. 31, 2012 Pension Plans, Defined Benefit Corporate Debt Securities [Member]		Dec. 31, 2011 Pension Plans, Defined Benefit Corporate Debt Securities [Member]		Dec. 31, 2012 Pension Plans, Defined Benefit US Government Debt Securities [Member]		Dec. 31, 2011 Pension Plans, Defined Benefit US Government Debt Securities [Member]		Dec. 31, 2012 Pension Plans, Defined Benefit Municipal Bonds [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Municipal Bonds [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Private Equity Funds [Member]		Dec. 31, 2011 Pension Plans, Defined Benefit Private Equity Funds [Member]		Dec. 31, 2012 Pension Plans, Defined Benefit Common/Collective And 103-12 Investment Trusts [Member]		Dec. 31, 2011 Pension Plans, Defined Benefit Common/Collective And 103-12 Investment Trusts [Member]		Dec. 31, 2012 Pension Plans, Defined Benefit Insurance Group Annuity Contracts [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Insurance Group Annuity Contracts [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Dividend And Interest Receivable [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Dividend And Interest Receivable [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Due To/From Brokers For Sale Of Securities [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Due To/From Brokers For Sale Of Securities [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Other Assets [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Other Assets [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Cash and Cash Equivalents [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Cash and Cash Equivalents [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] International Markets [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] International Markets [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Large Cap Companies [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Large Cap Companies [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Mid Cap Companies [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Mid Cap Companies [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Small Cap Companies [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Small Cap Companies [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Corporate Debt Securities [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Corporate Debt Securities [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] US Government Debt Securities [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] US Government Debt Securities [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Municipal Bonds [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Municipal Bonds [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Private Equity Funds [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Private Equity Funds [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Common/Collective And 103-12 Investment Trusts [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Common/Collective And 103-12 Investment Trusts [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Insurance Group Annuity Contracts [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Insurance Group Annuity Contracts [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Dividend And Interest Receivable [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Dividend And Interest Receivable [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Due To/From Brokers For Sale Of Securities [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Due To/From Brokers For Sale Of Securities [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Other Assets [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 1 [Member] Other Assets [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Cash and Cash Equivalents [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] International Markets [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] International Markets [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Large Cap Companies [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Large Cap Companies [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Mid Cap Companies [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Mid Cap Companies [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Small Cap Companies [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Small Cap Companies [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Corporate Debt Securities [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Corporate Debt Securities [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] US Government Debt Securities [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] US Government Debt Securities [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Municipal Bonds [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Municipal Bonds [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Common/Collective And 103-12 Investment Trusts [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Common/Collective And 103-12 Investment Trusts [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Insurance Group Annuity Contracts [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Insurance Group Annuity Contracts [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Dividend And Interest Receivable [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Dividend And Interest Receivable [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Due To/From Brokers For Sale Of Securities [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Due To/From Brokers For Sale Of Securities [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Other Assets [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 2 [Member] Other Assets [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Cash and Cash Equivalents [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] International Markets [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] International Markets [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Large Cap Companies [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Large Cap Companies [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Mid Cap Companies [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Mid Cap Companies [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Small Cap Companies [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Small Cap Companies [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Corporate Debt Securities [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Corporate Debt Securities [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] US Government Debt Securities [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] US Government Debt Securities [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Municipal Bonds [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Municipal Bonds [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Private Equity Funds [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Private Equity Funds [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Common/Collective And 103-12 Investment Trusts [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Common/Collective And 103-12 Investment Trusts [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Insurance Group Annuity Contracts [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Insurance Group Annuity Contracts [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Dividend And Interest Receivable [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Dividend And Interest Receivable [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Due To/From Brokers For Sale Of Securities [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Due To/From Brokers For Sale Of Securities [Member]	Dec. 31, 2012 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Other Assets [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit Fair Value, Inputs, Level 3 [Member] Other Assets [Member]	Dec. 31, 2012 United Kingdom [Member] International Markets [Member]	Dec. 31, 2011 United Kingdom [Member] International Markets [Member]	Dec. 31, 2012 Japan [Member] International Markets [Member]	Dec. 31, 2011 Japan [Member] International Markets [Member]	Dec. 31, 2011 Netherlands [Member]	Dec. 31, 2012 Netherlands [Member] International Markets [Member]	Dec. 31, 2011 Republic Of Korea [Member]	Dec. 31, 2012 Republic Of Korea [Member] International Markets [Member]	Dec. 31, 2011 Germany [Member]	Dec. 31, 2012 Germany [Member] International Markets [Member]	Dec. 31, 2011 France [Member]	Dec. 31, 2012 France [Member] International Markets [Member]	Dec. 31, 2011 Switzerland [Member]	Dec. 31, 2012 Switzerland [Member] International Markets [Member]	Dec. 31, 2011 Emerging Markets [Member]	Dec. 31, 2012 Emerging Markets [Member] International Markets [Member]	Dec. 31, 2011 No Concentration Greater Than Five Percent In Any One Country [Member]	Dec. 31, 2012 No Concentration Greater Than Five Percent In Any One Country [Member] International Markets [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets																											$ 914	$ 920	$ 795	$ 2	$ 2	$ 3					$ 9,065	$ 8,132	$ 7,773	$ 275	$ 160	$ 2,443	[1],[2]	$ 1,939	[3],[4]	$ 1,601	[1]	$ 1,462	[4]	$ 216	[1]	$ 221	[4]	$ 21	[1]	$ 17	[4]	$ 2,094	[5]	$ 1,866	[6]	$ 1,172	[7]	$ 1,205	[8]	$ 57	$ 52	$ 914	[9]	$ 920	[10]	$ 229	[11]	$ 172	[12]	$ 2	$ 2	$ 38	$ 42	$ 1	$ 72	$ 2	$ 2	$ 4,597	$ 3,915	$ 275	$ 160	$ 2,443	$ 1,939	$ 1,601	$ 1,462	$ 216	$ 221	$ 21	$ 17	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 38	$ 42	$ 1	$ 72	$ 2	$ 2	$ 3,552	$ 3,295	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 2,094	$ 1,866	$ 1,172	$ 1,205	$ 57	$ 52	$ 229	$ 172	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 916	$ 922	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 914	$ 920	$ 0	$ 0	$ 2	$ 2	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Defined Benefit Plan, Actual Plan Asset Allocations			79.00%	83.00%	21.00%	17.00%	81.00%	80.00%	16.00%	18.00%	3.00%	2.00%	88.00%	89.00%	12.00%	11.00%	92.00%	92.00%	8.00%	8.00%	74.00%	71.00%	14.00%	16.00%	12.00%	13.00%																																																																																																																																																20.00%	22.00%	9.00%	10.00%	5.00%	5.00%	5.00%	5.00%	6.00%	8.00%	9.00%	9.00%	7.00%	8.00%	13.00%	15.00%	23.00%	22.00%
Estimated year of liquidation of underlying assets																																	1	1	10	10
Defined benefit plan master trust future funding commitments	$ 331	$ 335
Master trust future funding commitments period, years	10	10

[1]	b) There are no significant concentration of holdings by company or industry.
[2]	Holdings are diversified as follows: 20 percent United Kingdom, 9 percent Japan, 9 percent France, 8 percent Switzerland, 8 percent Germany, 5 percent Netherlands, 5 percent Republic of Korea, 15 percent emerging markets and the remaining 22 percent with no concentration greater than 5 percent in any one country.
[3]	a) Holdings are diversified as follows: 22 percent United Kingdom, 10 percent Japan, 9 percent France, 7 percent Switzerland, 6 percent Germany, 5 percent Netherlands, 5 percent Republic of Korea, 13 percent emerging markets and the remaining 23 percent with no concentration greater than 5 percent in any one country.
[4]	There are no significant concentration of holdings by company or industry.
[5]	c) Includes approximately 79 percent investments in corporate debt with a Standard and Poor's (S&P) rating lower than A and 21 percent investments in corporate debt with an S&P rating A or higher. Holdings include 81 percent U.S. companies, 16 percent international companies and 3 percent emerging market companies.
[6]	c) Includes approximately 83 percent investments in corporate debt with a Standard and Poor's (S&P) rating lower than A and 17 percent investments in corporate debt with an S&P rating A or higher. Holdings include 80 percent U.S. companies, 18 percent international companies and 2 percent emerging market companies.
[7]	d) Includes approximately 88 percent investments in U.S. domestic government securities and 12 percent in emerging market government securities. There are no significant foreign currency risks within this classification.
[8]	d) Includes approximately 89 percent investments in U.S. domestic government securities and 11 percent in emerging market government securities. There are no significant foreign currency risks within this classification.
[9]	e) Includes limited partnerships that invest primarily in U.S. (92 percent) and European (8 percent) buyout opportunities of a range of privately held companies. The Master Trust does not have the right to redeem its limited partnership investment at its net asset value. Instead, the Master Trust receives distributions as the underlying assets are liquidated. It is estimated that the underlying assets of these funds will be gradually liquidated over the next 1 to 10 years. Additionally, the Master Trust has future funding commitments of approximately $331 million over the next 10 years.
[10]	e) Includes limited partnerships that invest primarily in U.S. (92 percent) and European (8 percent) buyout opportunities of a range of privately held companies. The Master Trust does not have the right to redeem its limited partnership investment at its net asset value. Instead, the Master Trust receives distributions as the underlying assets are liquidated. It is estimated that the underlying assets of these funds will be gradually liquidated over the next 1 to 10 years. Additionally, the Master Trust has future funding commitments of approximately $335 million over the next 10 years.
[11]	f) Investment includes 74 percent in an emerging market 103-12 investment trust with investments in emerging country equity securities, 14 percent in Canadian segregated balanced value, income growth and diversified pooled funds and 12 percent in a common/collective trust investing in securities of smaller companies located outside the U.S., including developing markets. Requests for withdrawals must meet specific requirements with advance notice of redemption preferred.
[12]	f) Investment includes 71 percent in an emerging market 103-12 investment trust with investments in emerging country equity securities, 16 percent in Canadian segregated balanced value, income growth and diversified pooled funds and 13 percent in a common/collective trust investing in securities of smaller companies located outside the U.S., including developing markets. Requests for withdrawals must meet specific requirements with advance notice of redemption preferred.

Retirement Benefits (Changes In Fair Value Measurements Of Level 3 Investments) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value at beginning of period	$ 920	$ 795
Relating to assets still held at the reporting date	20	53
Relating to assets sold during the period	102	48
Purchases	96	146
Sales	(224)	(122)
Fair Value at December 31	914	920
Insurance Group Annuity Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value at beginning of period	2	3
Sales		(1)
Fair Value at December 31	$ 2	$ 2

Retirement Benefits (Fair Values Of Company's Other Postretirement Benefit Plan Assets) (Detail) (Other Postretirement Benefit Plans, Defined Benefit, USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	$ 211	$ 205	$ 234
Money Market Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	9	4
Unitized Mutual Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	202	201
Fair Value, Inputs, Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	9	4
Fair Value, Inputs, Level 1 [Member] | Money Market Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	9	4
Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	202	201
Fair Value, Inputs, Level 2 [Member] | Unitized Mutual Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets	$ 202	$ 201

Retirement Benefits (Schedule of Health Care Cost Trend Rates) (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Health care cost trend rate assumed for next year	7.00%	7.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2018	2018

Retirement Benefits (Schedule Of One Percentage Point Change In Assumed Health Care Cost Trend Rates) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Effect of One Percentage Point Increase on Service and Interest Cost Components	$ 15
Impact on service and interest cost, One Percent Decrease	(16)
Impact on postretirement benefit obligation as of December 31, One Percent Increase	60
Impact on postretirement benefit obligation as of December 31, One Percent Decrease	$ (63)

Retirement Benefits (Benefit Payments Of Expected Future Service ) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Pension Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Year One	$ 620
Year Two	620
Year Three	645
Year Four	663
Year Five	699
Five Years Thereafter	4,011
Other Postretirement Benefit Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Year One	135
Year Two	131
Year Three	124
Year Four	117
Year Five	110
Five Years Thereafter	$ 450

Intangible Assets (Narrative) (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013
Indefinite-Lived International Slots and Routes	$ 708,000,000	$ 708,000,000		$ 708,000,000
Airport operating and gate lease rights, amortized life (in years)	25 years
Airport operating and gate lease rights, residual value	0
Amortization expense	25,000,000	27,000,000	28,000,000
Average annual amortization expense next five years	$ 19,000,000

Intangible Assets (Summary Of Amortization Of Intangible Assets) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Finite-Lived Intangible Assets [Line Items]
Cost	$ 670	$ 675
Accumulated Amortization	509	489
Net Book Value	161	186
Airport Operating Rights [Member]
Finite-Lived Intangible Assets [Line Items]
Cost	515	515
Accumulated Amortization	385	364
Net Book Value	130	151
Gate Lease Rights [Member]
Finite-Lived Intangible Assets [Line Items]
Cost	155	160
Accumulated Amortization	124	125
Net Book Value	$ 31	$ 35

Accumulated Other Comprehensive Income (Loss) (Components Of Accumulated Other Comprehensive Income (Loss)) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Beginning balance	$ (2,980)	$ (3,964)	$ (3,964)
Current year change			(1,907)
Amortization of actuarial loss and prior service cost			130
Benefit plan modifications	0	0	3,345	0	0
Reclassification of derivative financial instruments into earnings			(3)
Change in fair value of derivative financial instruments			(12)
Other Comprehensive Income (Loss) Tax			(569)	0	0
Ending balance	(3,030)		(2,980)	(3,964)
Pension And Retiree Medical Liability
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Beginning balance		(3,887)	(3,887)
Current year change			(1,910)
Amortization of actuarial loss and prior service cost			130
Benefit plan modifications			3,345
Reclassification of derivative financial instruments into earnings			0
Change in fair value of derivative financial instruments			0
Other Comprehensive Income (Loss) Tax			0
Ending balance	(2,355)		(2,322)
Accumulated Net Unrealized Investment Gain (Loss)
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Beginning balance		(4)	(4)
Current year change			3
Amortization of actuarial loss and prior service cost			0
Benefit plan modifications			0
Reclassification of derivative financial instruments into earnings			0
Change in fair value of derivative financial instruments			0
Other Comprehensive Income (Loss) Tax			0
Ending balance	(2)		(1)
Derivative Financial Instruments
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Beginning balance		30	30
Current year change
Amortization of actuarial loss and prior service cost			0
Benefit plan modifications			0
Reclassification of derivative financial instruments into earnings			(3)
Change in fair value of derivative financial instruments			(12)
Other Comprehensive Income (Loss) Tax			0
Ending balance	(1)		15
Income Tax Benefit Expense
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Beginning balance		(103)	(103)
Current year change
Amortization of actuarial loss and prior service cost			0
Benefit plan modifications			0
Reclassification of derivative financial instruments into earnings			0
Change in fair value of derivative financial instruments			0
Other Comprehensive Income (Loss) Tax			(569)
Ending balance	$ (672)		$ (672)

Accumulated Other Comprehensive Income (Loss) (Narrative) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Tax benefit resulting from OCI allocation		$ 569	$ 0	$ 0
Derivative Instruments, Gain (Loss) Reclassification from Accumulated OCI to Income, Estimated Net Amount to be Transferred	$ 1	$ 15

Segment Reporting (Operating Revenues By Geographic Region) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended									12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Airline services in number of cities										250
Number of countries in which entity operates		50								50
Number of flights per day										3,400
Number of aircraft in fleet										900
Total consolidated revenues	$ 6,098	$ 5,937	$ 6,429	$ 6,452	$ 6,037	$ 5,956	$ 6,376	$ 6,114	$ 5,533	$ 24,855	$ 23,979	$ 22,170
Domestic Tax Authority [Member]
Segment Reporting Information [Line Items]
Total consolidated revenues										14,287	13,804	13,081
DOT Latin America [Member]
Segment Reporting Information [Line Items]
Total consolidated revenues										5,813	5,460	4,619
DOT Atlantic [Member]
Segment Reporting Information [Line Items]
Total consolidated revenues										3,411	3,499	3,365
DOT Pacific [Member]
Segment Reporting Information [Line Items]
Total consolidated revenues										$ 1,344	$ 1,216	$ 1,105

Quarterly Financial Data (Summarized Financial Data By Quarter) (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended									12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Quarterly Financial Information Disclosure [Abstract]
Operating revenues	$ 6,098	$ 5,937	$ 6,429	$ 6,452	$ 6,037	$ 5,956	$ 6,376	$ 6,114	$ 5,533	$ 24,855	$ 23,979	$ 22,170
Operating income (loss)	52	3	51	142	(89)	(783)	39	(78)	(232)	107	(1,054)	308
Net earnings (loss)	$ (341)	$ 263	$ (238)	$ (241)	$ (1,660)	$ (1,095)	$ (162)	$ (286)	$ (436)	$ (1,876)	$ (1,979)	$ (471)
Basic	$ (1.02)	$ 0.78	$ (0.71)	$ (0.72)	$ (4.95)	$ (3.27)	$ (0.48)	$ (0.85)	$ (1.31)	$ (5.6)	$ (5.91)	$ (1.41)
Diluted	$ (1.02)	$ 0.69	$ (0.71)	$ (0.72)	$ (4.95)	$ (3.27)	$ (0.48)	$ (0.85)	$ (1.31)	$ (5.6)	$ (5.91)	$ (1.41)

Quarterly Financial Data (Narrative) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended				12 Months Ended	3 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2011	Mar. 31, 2011 Aircraft And Gates [Member]
Quarterly Financial Data [Line Items]
Severance Related Charges and Write Off of Leasehold Improvements	$ 361	$ 211	$ 106
Benefit from Settlement of Commercial Dispute	280
Non Recurring Charges Under Sale Leaseback Transaction						31
Restructuring charges and special items				768
Impairment charge				725	713
Revenue reduction as a result of changes in assumptions				$ 43

Subsequent Events Subsequent Events (Aircraft Purchase Commitments) (Detail)	Mar. 31, 2013	Jan. 23, 2013	Dec. 31, 2012
Property Subject to or Available for Operating Lease [Line Items]
Current, Purchase	27	39	39
Current, Lease	20	20	20
Year Two, Purchase	24	13	11
Year Two, Lease	39	50	50
Year Three, Purchase	13	13	2
Year Three, Lease	50	50	50
Year Four, Purchase	15	15	2
Year Four, Lease	45	45	45
Year Five, Purchase	19	19	10
Year Five, Lease	40	40	40
Year Six and beyond, Purchase	227	227	120
Year Six and beyond, Lease	0	0	0
Total, Purchase	325	326	184
Total, Lease	194	205	205
Boeing Seven Three Seven Family
Property Subject to or Available for Operating Lease [Line Items]
Current, Purchase	22	31	31
Current, Lease	0	0	0
Year Two, Purchase	16	5	5
Year Two, Lease	4	15	15
Year Three, Purchase	0	0	0
Year Three, Lease	20	20	20
Year Four, Purchase	0	0	0
Year Four, Lease	20	20	20
Year Five, Purchase	0	0	0
Year Five, Lease	20	20	20
Year Six and beyond, Purchase	0	0	0
Year Six and beyond, Lease	0	0	0
Total, Purchase	38	36	36
Total, Lease	64	75	75
Boeing Seven Three Seven Max Aircraft
Property Subject to or Available for Operating Lease [Line Items]
Current, Purchase	0	0
Current, Lease	0	0
Year Two, Purchase	0	0
Year Two, Lease	0	0
Year Three, Purchase	0	0
Year Three, Lease	0	0
Year Four, Purchase	0	0
Year Four, Lease	0	0
Year Five, Purchase	0	0
Year Five, Lease	0	0
Year Six and beyond, Purchase	100	100
Year Six and beyond, Lease	0	0
Total, Purchase	100	100
Total, Lease	0	0
Boeing 777-300ER Aircraft
Property Subject to or Available for Operating Lease [Line Items]
Current, Purchase	5	8	8
Current, Lease	0	0	0
Year Two, Purchase	6	6	5
Year Two, Lease	0	0	0
Year Three, Purchase	2	2	0
Year Three, Lease	0	0	0
Year Four, Purchase	2	2	0
Year Four, Lease	0	0	0
Year Five, Purchase	0	0	0
Year Five, Lease	0	0	0
Year Six and beyond, Purchase	0	0	0
Year Six and beyond, Lease	0	0	0
Total, Purchase	15	18	13
Total, Lease	0	0	0
Boeing Seven Eight Seven Family
Property Subject to or Available for Operating Lease [Line Items]
Current, Purchase	0	0
Current, Lease	0	0
Year Two, Purchase	2	2
Year Two, Lease	0	0
Year Three, Purchase	11	11
Year Three, Lease	0	0
Year Four, Purchase	13	13
Year Four, Lease	0	0
Year Five, Purchase	9	9
Year Five, Lease	0	0
Year Six and beyond, Purchase	7	7
Year Six and beyond, Lease	0	0
Total, Purchase	42	42
Total, Lease	0	0
Airbus A320 Family
Property Subject to or Available for Operating Lease [Line Items]
Current, Purchase	0	0	0
Current, Lease	20	20	20
Year Two, Purchase	0	0	0
Year Two, Lease	35	35	35
Year Three, Purchase	0	0	0
Year Three, Lease	30	30	30
Year Four, Purchase	0	0	0
Year Four, Lease	25	25	25
Year Five, Purchase	0	0	0
Year Five, Lease	20	20	20
Year Six and beyond, Purchase	0	0	0
Year Six and beyond, Lease	0	0	0
Total, Purchase	0	0	0
Total, Lease	130	130	130
Neo Airbus Aircraft
Property Subject to or Available for Operating Lease [Line Items]
Current, Purchase	0	0
Current, Lease	0	0
Year Two, Purchase	0	0
Year Two, Lease	0	0
Year Three, Purchase	0	0
Year Three, Lease	0	0
Year Four, Purchase	0	0
Year Four, Lease	0	0
Year Five, Purchase	10	10
Year Five, Lease	0	0
Year Six and beyond, Purchase	120	120
Year Six and beyond, Lease	0	0
Total, Purchase	130	130
Total, Lease	0	0

Valuation and Qualifying Accounts and Reserves (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Allowance For Obsolescence Of Inventories [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of year	$ 530	$ 479	$ 457
Changes charged to statement of operations accounts	18	31	30
Payments	0	0	0
Write-offs (net of recoveries)	(45)	0	0
Sales, retire- ments and transfers	0	20	(8)
Balance at end of year	503	530	479
Allowance For Uncollectible Accounts [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of year	51	57	57
Changes charged to statement of operations accounts	3	4	5
Payments	0	0	0
Write-offs (net of recoveries)	(11)	(10)	(5)
Sales, retire- ments and transfers	0	0	0
Balance at end of year	43	51	57
Reserves For Environmental Remediation Costs [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of year	14	17	18
Changes charged to statement of operations accounts	(1)	(2)	0
Payments	0	(1)	(1)
Write-offs (net of recoveries)	0	0	0
Sales, retire- ments and transfers	0	0	0
Balance at end of year	$ 13	$ 14	$ 17